                                                 Prospectus dated April 28, 2008

                         [JOHN HANCOCK ANNUITIES LOGO]

                           WEALTHMARK VARIABLE ANNUITY
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in WEALTHMARK flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. These Contracts are no longer offered for sale, however, you may make additional Purchase Payments as permitted under your Contract. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark Variable Annuity Contract for the name of your issuing Company.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK TRUST
500 Index Trust B
Active Bond Trust
All Cap Core Trust
American Asset Allocation Trust
American Bond Trust
American Fundamental Holdings Trust
American Global Diversification Trust
American Global Growth Trust
American  Global  Small  Capitalization Trust
American Growth Trust
American Growth-Income Trust
American High-Income Bond Trust
American International Trust
American New World Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Classic Value Trust
Core Equity Trust
Equity- Income Trust
Financial Services Trust
Franklin Templeton Founding  Allocation Trust
Fundamental Value Trust
Global Allocation Trust
Global Bond Trust
Global Trust
Health Sciences Trust
High Income Trust
High Yield Trust
Income & Value Trust
Index Allocation Trust
International Core Trust
International Equity Index Trust B
International Opportunities Trust
International Small Cap Trust
International Value Trust
Investment Quality Bond Trust
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust
Mid Cap Intersection Trust
Mid Cap Stock Trust
Money Market Trust B
Natural Resources Trust
Optimized All Cap Trust
Optimized Value Trust
Pacific Rim Trust
Real Estate Securities Trust
Science & Technology Trust
Small Cap Growth Trust
Small Cap Index Trust
Small Cap Opportunities Trust
Small Cap Value Trust
Small Company Value Trust
Strategic Bond Trust
Total Bond Market Trust A
Total Return Trust
Total Stock Market Index Trust
U.S. Government Securities Trust
U.S. Large Cap Trust
Value Trust
DWS SCUDDER FUNDS
DWS Core Fixed Income VIP
DWS Equity 500 Index VIP

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

If you purchased a John Hancock New York Contract, you may have elected a "Payment Enhancement" Rider (previously known as a "Payment Credit" Rider) for an extra fee. If you did, John Hancock New York will add a Payment Enhancement of at least 4% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement Rider may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement Rider. The amount of the Payment Enhancement Rider may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement Rider.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)                      JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
ANNUITIES SERVICE CENTER         MAILING ADDRESS                  ANNUITIES SERVICE CENTER         MAILING ADDRESS
164 Corporate Drive              Post Office Box 9505             164 Corporate Drive              Post Office Box 9506
Portsmouth, NH 03801-6815        Portsmouth, NH 03802-9505        Portsmouth, NH 03801-6815        Portsmouth, NH 03802-9506
(617) 663-3000 or                www.jhannuities.com              (877) 391-3748 or                www.jhannuitiesnewyork.com
(800) 344-1029                                                    (800) 551-2078

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS...................................       1
II. OVERVIEW...................................................       4
III. FEE TABLES................................................       8
  EXAMPLES.....................................................      10
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE
ACCOUNTS AND THE PORTFOLIOS....................................      17
  THE COMPANIES................................................      17
  THE SEPARATE ACCOUNTS........................................      18
  THE PORTFOLIOS...............................................      18
  VOTING INTEREST..............................................      28
V. DESCRIPTION OF THE CONTRACT.................................      29
  ELIGIBLE PLANS...............................................      29
  ELIGIBLE GROUPS..............................................      29
  ACCUMULATION PERIOD PROVISIONS...............................      29
    Purchase Payments..........................................      29
    Payment Enhancement........................................      30
    Accumulation Units.........................................      31
    Value of Accumulation Units................................      31
    Net Investment Factor......................................      32
    Transfers Among Investment Options.........................      32
    Maximum Number of Investment Options.......................      33
    Telephone and Electronic Transactions......................      33
    Special Transfer Services-Dollar Cost Averaging
    Program....................................................      34
    Special Transfer Services - Asset Rebalancing
    Program....................................................      34
    Withdrawals................................................      34
    Special Withdrawal Services - The Income Plan..............      35
    Optional Guaranteed Minimum Withdrawal
    Benefits...................................................      35
    Death Benefit During Accumulation Period...................      36
    Optional Enhanced Death Benefits...........................      37
  PAY-OUT PERIOD PROVISIONS....................................      38
    General....................................................      38
    Annuity Options............................................      38
    Determination of Amount of the First Variable
    Annuity Benefit Payment....................................      41
    Annuity Units and the Determination of
    Subsequent Variable Annuity Payments.......................      42
    Transfers During Pay-out Period............................      42
    Death Benefit During Pay-out Period........................      42
    Optional Guaranteed Minimum Income Benefits................      42
  OTHER CONTRACT PROVISIONS....................................      43
    Right to Review............................................      43
    Ownership..................................................      43
    Annuitant..................................................      44
    Beneficiary................................................      44
    Modification...............................................      44
    Our Approval...............................................      44
    Misstatement and Proof of Age, Sex or Survival.............      44
  FIXED INVESTMENT OPTIONS.....................................      45
VI. CHARGES AND DEDUCTIONS.....................................      47
  WITHDRAWAL CHARGES...........................................      47
  ANNUAL CONTRACT FEE..........................................      48
  ASSET-BASED CHARGES..........................................      48
    Daily Administration Fee...................................      49
    Mortality and Expense Risks Fee............................      49
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS...........      49
  PREMIUM TAXES................................................      50
VII. FEDERAL TAX MATTERS.......................................      51
  INTRODUCTION.................................................      51
  OUR TAX STATUS...............................................      51
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS.................      51
  CHARITABLE REMAINDER TRUSTS..................................      51
  NON-QUALIFIED CONTRACTS......................................      52
    Undistributed Gains........................................      52
    Taxation of Annuity Payments...............................      52
    Surrenders, Withdrawals and Death Benefits.................      52
    Taxation of Death Benefit Proceeds.........................      52
    Penalty Tax on Premature Distributions.....................      53
    Puerto Rico Non-Qualified Contracts........................      53
    Diversification Requirements...............................      53
  QUALIFIED CONTRACTS..........................................      54
    Penalty Tax on Premature Distributions.....................      55
    Rollovers and Transfers....................................      55
    Loans......................................................      56
    Puerto Rico Contracts Issued to Fund
    Retirement Plans...........................................      57
  SEE YOUR OWN TAX ADVISOR.....................................      57
VIII. GENERAL MATTERS..........................................      58
  ASSET ALLOCATION SERVICES....................................      58
  RESTRICTIONS UNDER THE TEXAS OPTIONAL
  RETIREMENT PROGRAM...........................................      58
  DISTRIBUTION OF CONTRACTS....................................      58
    Standard Compensation......................................      58
    Revenue Sharing and Additional Compensation................      59
    Differential Compensation..................................      59
  CONFIRMATION STATEMENTS......................................      60
  REINSURANCE ARRANGEMENTS.....................................      60
APPENDIX A: EXAMPLES OF CALCULATION
OF WITHDRAWAL CHARGE...........................................     A-1
APPENDIX B: QUALIFIED PLAN TYPES...............................     B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS...................     C-1
APPENDIX D: OPTIONAL GUARANTEED
MINIMUM WITHDRAWAL BENEFITS....................................     D-1
APPENDIX E: OPTIONAL GUARANTEED
MINIMUM INCOME BENEFITS........................................     E-1
APPENDIX F: ADDITIONAL AVAILABILITY
OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS................     F-1
APPENDIX U: TABLES OF ACCUMULATION
UNIT VALUES....................................................     U-1

We provide additional information about the Contracts and the Separate Accounts, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in Statements of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information applicable to your Contract without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History.................................................        1
Accumulation Unit Value Tables..................................................        1
Services........................................................................        1
         Independent Registered Public Accounting Firm..........................        1
         Servicing Agent........................................................        1
         Principal Underwriter..................................................        1
         Special Compensation and Reimbursement Arrangements....................        2
Legal and Regulatory Matters....................................................        5
Appendix A: Audited Financial Statements........................................      A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History.................................................        1
Accumulation Unit Value Tables..................................................        1
Services........................................................................        1
         Independent Registered Public Accounting Firm..........................        1
         Servicing Agent........................................................        1
         Principal Underwriter..................................................        1
         Special Compensation and Reimbursement Arrangements....................        2
Legal and Regulatory Matters....................................................        5
Appendix A:  Audited Financial Statements.......................................      A-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6805.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The variable annuity contract offered by this Prospectus. If you purchased this annuity under a group contract, a "Contract" means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any loan amount attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NON-QUALIFIED CONTRACT: Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLANS: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A reduction of the Benefit Base if you take Excess Withdrawals (see "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits").

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A Separate Account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

STEP-UP: An increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base (see "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits").

STEP-UP DATE: The date on which we determine whether a Step-up could occur.

SUB-ACCOUNT: A Sub-Account of a Separate Account. Each Sub-Account invests in shares of a specific Portfolio.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the fee withdrawal amount that has been taken to date.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

We no longer offer the Contracts described in this Prospectus for sale; however, you may make additional Purchase Payments as permitted under your Contract.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA may have issued the Contract in any jurisdiction except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out.

We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period."

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Maturity Date, the frequency of payment and the type of annuity benefit payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payments to refer to the investments you make in the Contract. The below table shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time.

   TYPE OF          MINIMUM INITIAL   MINIMUM ADDITIONAL
   CONTRACT        PURCHASE PAYMENT    PURCHASE PAYMENT
Non-Qualified           $5,000                $30
  Qualified             $2,000                $30

If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. If you purchased a John Hancock New York Contract with the Payment Enhancement feature, the minimum initial Purchase Payment was $10,000.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.

VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle or Index Allocation Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your broker-dealer.

FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C:  Optional Enhanced Death Benefits

      -     Enhanced Earnings Death Benefit - not offered in New York or
            Washington;

      - Accelerated Beneficiary Protection Death Benefit - not offered in New York or Washington.

Appendix D:  Optional Guaranteed Minimum Withdrawal Benefits

      -     Principal Plus (formerly known as "Guaranteed Principal Plus");

      - Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life");

      -     Income Plus for Life;

      -     Income Plus for Life - Joint Life;

      -     Principal Plus for Life Plus Automatic Annual Step-up; or

      -     Principal Returns.

IF YOU ELECTED TO PURCHASE ANY ONE OF THESE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THAT RIDER (SEE APPENDIX D). WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with any of the guaranteed minimum withdrawal benefit Riders in Appendix D.)

Appendix E:  Optional Guaranteed Minimum Income Benefits

      -     Guaranteed Retirement Income Benefits - offered by John Hancock USA;

      -     Guaranteed Retirement Income Benefits - offered by John Hancock New
            York.

In addition, if you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional Rider (formerly known as a "Payment Credit" optional Rider.) Under this Rider, John Hancock New York will credit a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30, 2004) of the Purchase Payment and allocate it among Investment Options in the same proportions as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge and for a longer period of time. The Payment Enhancement Rider was not available for Contracts issued before January, 2001. Once available, it could only be elected at Contract issue and cannot be revoked once elected. Your initial Purchase Payment must have been at least $10,000 to elect the Payment Enhancement Rider. The Payment Enhancement Rider was not available with Contracts issued outside of New York by John Hancock USA.

CAN I CHANGE MY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

If you qualify, you may be eligible for our guaranteed minimum withdrawal benefit Rider exchange program. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

      - full or partial withdrawals (including surrenders and systematic withdrawals);

      -     payment of any death benefit proceeds;

      -     periodic payments under one of our annuity payment options; and

      -     certain ownership changes.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution;

      -     when the distribution is made;

      - the nature of any Qualified Plan for which the Contract is being used; and

      -     the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the Contract.

IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any unpaid loans) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables

The following tables describe the fees and expenses that you paid when you purchased a Wealthmark Contract as well as the fees and expenses you will pay while owning or surrendering a Wealthmark Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA

MAXIMUM WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)
First Year                                         6%
Second Year                                        6%
Third Year                                         5%
Fourth Year                                        5%
Fifth Year                                         4%
Sixth Year                                         3%
Seventh Year                                       2%
Thereafter                                         0%
TRANSFER FEE(3)
Maximum Fee                                      $25
Current Fee                                      $ 0

                              JOHN HANCOCK NEW YORK

                                             WITH PAYMENT
MAXIMUM WITHDRAWAL CHARGE                     ENHANCEMENT           WITHOUT PAYMENT
(as percentage of Purchase Payments)(2)         RIDER              ENHANCEMENT RIDER
First Year                                         8%                        6%
Second Year                                        8%                        6%
Third Year                                         7%                        5%
Fourth Year                                        7%                        5%
Fifth Year                                         5%                        4%
Sixth Year                                         4%                        3%
Seventh Year                                       3%                        2%
Eighth Year                                        1%                        0%
Thereafter                                         0%                        0%
TRANSFER FEE(3)
Maximum Fee                                      $25                       $25
Current Fee                                      $ 0                       $ 0

(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").

(2) The charge is taken within the specified period of years measured from the date of payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE TABLES DO NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES

                                                                                   JOHN HANCOCK USA          JOHN HANCOCK NEW YORK
ANNUAL CONTRACT FEE(1)                                                              $     30                     $     30

ANNUAL SEPARATE ACCOUNT EXPENSES(2)
(as a percentage of average Contract Value)

Mortality and Expense Risks Fee                                                         1.25%                        1.25%
Daily Administration Fee - asset based                                                  0.15%                        0.15%
                                                                                        ----                         ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                                                  1.40%                        1.40%
(With No Optional Riders Reflected)

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Enhanced Earnings Death Benefit Fee                                            0.20%                     not offered
Optional Payment Enhancement Fee(3)                                                  not offered                     0.35%
                                                                                        ----                         ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                                                  1.60%                        1.75%
(With the  Enhanced  Earnings  Death  Benefit  and Payment  Enhancement  Fees
reflected, as applicable)

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Rider Fee
         (as a percentage of Adjusted Guaranteed Withdrawal Balance)
     Maximum Fee- Principal Plus for Life and Principal Plus(4)                         0.75%                        0.75%
     Current Fee - Principal Plus for Life                                              0.40%                        0.40%
     Current Fee - Principal Plus                                                       0.30%                        0.30%
     Maximum Fee - Income Plus for Life, Income Plus for Life- Joint Life               1.20%                        1.20%
         (Not Available in New York), and Principal Plus for Life Plus
         Automatic Annual Step-up(5,6)
     Current Fee - Income Plus for Life                                                 0.60%                        0.60%
     Current Fee - Income Plus for Life - Joint Life (Not available in New              0.60%                     not offered
         York)
     Current Fee - Principal Plus for Life Plus Automatic Annual Step-up                0.60%                        0.60%
     Maximum Fee - Principal Returns(7)                                                 0.95%                        0.95%
     Current Fee - Principal Returns                                                    0.50%                        0.50%
Optional Guaranteed Minimum Income Benefit Rider Fee (8)
         Guaranteed Retirement Income Benefit II                                        0.45%                        0.45%
         Guaranteed Retirement Income Benefit III                                       0.50%                     not offered
Accelerated Beneficiary Protection Death Benefit(9)                                     0.50%                     not offered

(1) The $30 annual Contract fee will not be assessed prior to the Maturity Date under a Wealthmark Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000.

(2)   A daily charge reflected as a percentage of the Variable Investment
      Options.

(3) This is a daily charge reflected as a percentage of the Variable Investment Options. If you elected the optional Payment Enhancement Rider, the guaranteed rate applicable to any Fixed Investment Options is also reduced by 0.35%.

(4) The current charge is 0.40% for Principal Plus for Life and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is "Stepped-up" to equal the Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Benefit Amount. The charge is deducted on an annual basis from the Contract Value.

(5) The current charge for the Income Plus for Life Rider and for the Income Plus for Life - Joint Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value.

(6) The current charge for the Principal Plus for Life Plus Automatic Annual Step-up Rider is 0.60% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.1.20% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

(7) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

(8) Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.

(9) Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December, 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Accelerated beneficiary Protection Death Benefit.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(1)                                 MINIMUM           MAXIMUM
-----------------------------------------------------------------------      -------           -------
Range of expenses that are deducted from Portfolio assets, including
management fees, Rule 12b-1 fees, and other expenses                          0.25%             1.60%

EXAMPLES

The following examples are intended to help you compare the cost of investing in the Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark Contracts with optional benefit Riders and Example 3 pertains to Wealthmark Contracts without optional benefit Riders.

EXAMPLE 1. Maximum Portfolio operating expenses - Wealthmark Contract with optional Riders

WEALTHMARK CONTRACT WITH OPTIONAL BENEFIT RIDERS: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Income Plus for Life optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Income Plus for Life Riders. The Income Plus for Life Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus for Life. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
ENHANCED EARNINGS DEATH BENEFIT AND INCOME PLUS FOR LIFE

                                                        1 YEAR       3 YEARS        5 YEARS       10 YEARS
                                                      ---------     ---------      ---------     ----------
If you surrender the Contract at the end of the
applicable time period:                                 $1,004        $1,853        $2,735         $4,944
If you annuitize, or do not surrender the Contract
at the end of the applicable time period:               $  454        $1,391        $2,364         $4,944

JOHN HANCOCK NEW YORK
PAYMENT ENHANCEMENT AND PRINCIPAL PLUS FOR LIFE

                                                        1 YEAR       3 YEARS        5 YEARS       10 YEARS
                                                      ---------     ---------      ---------     ----------
If you surrender the Contract at the end of the
applicable time period:                                 $1,201        $2,078        $2,894         $5,069
If you annuitize, or do not surrender the Contract
at the end of the applicable time period:               $  469        $1,434        $2,434         $5,069

EXAMPLE 2. Maximum Portfolio operating expenses - Wealthmark Contract with optional Riders

WEALTHMARK CONTRACT WITH OPTIONAL BENEFIT RIDERS: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Principal Plus for Life optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Principal Plus for Life Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
ENHANCED EARNINGS DEATH BENEFIT AND PRINCIPAL PLUS FOR LIFE

                                                        1 YEAR       3 YEARS        5 YEARS       10 YEARS
                                                      ---------     ---------      ---------     ----------
If you surrender the Contract at the end of the
applicable time period:                                 $  955        $1,700        $2,468         $4,333
If you annuitize, or do not surrender the Contract
at the end of the applicable time period:               $  404        $1,233        $2,088         $4,333

JOHN HANCOCK NEW YORK
PAYMENT ENHANCEMENT AND PRINCIPAL PLUS FOR LIFE

                                                        1 YEAR       3 YEARS        5 YEARS       10 YEARS
                                                      ---------     ---------      ---------     ----------
If you surrender the Contract at the end of the
applicable time period:                                 $1,152        $1,927        $2,630         $4,462
If you annuitize, or do not surrender the Contract
at the end of the applicable time period:               $  419        $1,277        $2,158         $4,462

EXAMPLE 3. Maximum Portfolio operating expenses - Wealthmark Contract with previously offered optional benefit Riders

WEALTHMARK CONTRACT WITH PREVIOUSLY OFFERED OPTIONAL BENEFIT RIDERS: The following example assumes that you invest $10,000 in a Contract with the Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit Rider for John Hancock USA. For John Hancock New York the example assumes the Contract has the previously offered Guaranteed Retirement Income Benefit II optional benefit Rider. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
ENHANCED EARNINGS DEATH BENEFIT AND GUARANTEED RETIREMENT INCOME BENEFIT III

                                                        1 YEAR       3 YEARS        5 YEARS       10 YEARS
                                                      ---------     ---------      ---------     ----------
If you  surrender  the  Contract  at the  end of the
applicable time period:                                  $928         $1,624        $2,341         $4,080
If you  annuitize,  or do not surrender the Contract
at the end of the applicable time period:                $378         $1,154        $1,956         $4,080

JOHN HANCOCK NEW YORK
GUARANTEED RETIREMENT INCOME BENEFIT II

                                                        1 YEAR       3 YEARS        5 YEARS       10 YEARS
                                                      ---------     ---------      ---------     ----------
If you surrender the Contract at the end of the
applicable time period:                                  $905         $1,556        $2,231         $3,876
If you annuitize, or do not surrender the Contract
at the end of the applicable time period:                $354         $1,082        $1,841         $3,876

EXAMPLE 4. Minimum Portfolio operating expenses - Wealthmark Contract with no optional benefit Riders

WEALTHMARK CONTRACT WITH NO OPTIONAL BENEFIT RIDERS: The third example also assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK
NO OPTIONAL BENEFIT RIDERS

                                                        1 YEAR       3 YEARS        5 YEARS       10 YEARS
                                                      ---------     ---------      ---------     ----------
If you surrender the Contract at the end of the
applicable time period:                                  $730         $1,029        $1,311          $1,980
If you annuitize, or do not surrender the Contract
at the end of the applicable time period:                $171         $  529        $  911          $1,980

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

The Portfolio available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D).

                                                                          ACQUIRED
                                                                       PORTFOLIO FEES      TOTAL        CONTRACTUAL
                               MANAGEMENT                   OTHER           AND          OPERATING        EXPENSE      NET OPERATING
PORTFOLIO/SERIES                  FEES       12b-1 FEES    EXPENSES       EXPENSES      EXPENSES (1)   REIMBURSEMENT      EXPENSES
----------------               ----------    ----------    --------    --------------   ------------   -------------   -------------
 500 INDEX B(2)
 Series NAV                         0.46%        0.00%      0.03%          0.00%            0.49%         0.24%            0.25%
 ACTIVE BOND(3)
 Series II                          0.60%        0.25%      0.03%          0.00%            0.88%         0.00%            0.88%
 ALL CAP CORE(3)
 Series II                          0.77%        0.25%      0.04%          0.00%            1.06%         0.00%            1.06%
 AMERICAN FUNDAMENTAL
   HOLDINGS(4,5)
 Series II                          0.05%        0.75%      0.04%          0.40%            1.24%         0.05%            1.19%
 AMERICAN GLOBAL
   DIVERSIFICATION(4,5)
 Series II                          0.05%        0.75%      0.04%          0.63%            1.47%         0.05%            1.42%
 BLUE CHIP GROWTH(3,6)
 Series II                          0.81%        0.25%      0.02%          0.00%            1.08%         0.00%            1.08%
 CAPITAL APPRECIATION(3)
 Series II                          0.73%        0.25%      0.04%          0.00%            1.02%         0.00%            1.02%
 CLASSIC VALUE(3)
 Series II                          0.80%        0.25%      0.07%          0.00%            1.12%         0.00%            1.12%
 CORE EQUITY(3)
 Series II                          0.77%        0.25%      0.04%          0.00%            1.06%         0.00%            1.06%
 EQUITY-INCOME(3,6)
 Series II                          0.81%        0.25%      0.03%          0.00%            1.09%         0.00%            1.09%
 FINANCIAL SERVICES(3)
 Series II                          0.81%        0.25%      0.05%          0.00%            1.11%         0.00%            1.11%
 FRANKLIN TEMPLETON
   FOUNDING ALLOCATION(7)
 Series II                          0.05%        0.25%      0.03%          0.86%            1.19%         0.05%            1.14%
 FUNDAMENTAL VALUE(3)
 Series II                          0.76%        0.25%      0.04%          0.00%            1.05%         0.00%            1.05%
 GLOBAL(3,8,9,10)
 Series II                          0.81%        0.25%      0.11%          0.00%            1.17%         0.01%            1.16%

                                                                          ACQUIRED
                                                                       PORTFOLIO FEES      TOTAL        CONTRACTUAL
                               MANAGEMENT                   OTHER           AND          OPERATING        EXPENSE      NET OPERATING
PORTFOLIO/SERIES                  FEES       12b-1 FEES    EXPENSES       EXPENSES      EXPENSES (1)   REIMBURSEMENT      EXPENSES
----------------               ----------    ----------    --------    --------------   ------------   -------------   -------------
 GLOBAL ALLOCATION(3)
 Series II                          0.85%        0.25%      0.11%          0.05%            1.26%         0.00%            1.26%
 GLOBAL BOND(3)
 Series II                          0.70%        0.25%      0.11%          0.00%            1.06%         0.00%            1.06%
 HEALTH SCIENCES(3,6)
 Series II                          1.05%        0.25%      0.09%          0.00%            1.39%         0.00%            1.39%
 HIGH INCOME(3)
 Series II                          0.68%        0.25%      0.04%          0.00%            0.97%         0.00%            0.97%
 HIGH YIELD(3)
 Series II                          0.66%        0.25%      0.04%          0.00%            0.95%         0.00%            0.95%
 INCOME & VALUE(3)
 Series II                          0.80%        0.25%      0.06%          0.00%            1.11%         0.00%            1.11%
 INDEX ALLOCATION(11)
 Series II                          0.05%        0.25%      0.03%          0.53%            0.86%         0.06%            0.80%
 INTERNATIONAL CORE(3)
 Series II                          0.89%        0.25%      0.13%          0.00%            1.27%         0.00%            1.27%
 INTERNATIONAL EQUITY
   INDEX B(2)
 Series NAV                         0.53%        0.00%      0.04%          0.01%            0.58%         0.23%            0.35%
 INTERNATIONAL
   OPPORTUNITIES(3)
 Series II                          0.87%        0.25%      0.12%          0.00%            1.24%         0.00%            1.24%
 INTERNATIONAL SMALL CAP(3)
 Series II                          0.91%        0.25%      0.21%          0.00%            1.37%         0.00%            1.37%
 INTERNATIONAL VALUE(3,8)
 Series NAV                         0.81%        0.00%      0.16%          0.00%            0.97%         0.02%            0.95%
 INVESTMENT QUALITY BOND(3)
 Series II                          0.59%        0.25%      0.07%          0.00%            0.91%         0.00%            0.91%
 LIFESTYLE AGGRESSIVE
 Series II                          0.04%        0.25%      0.02%          0.87%            1.18%         0.00%            1.18%
 LIFESTYLE BALANCED
 Series II                          0.04%        0.25%      0.02%          0.82%            1.13%         0.00%            1.13%
 LIFESTYLE CONSERVATIVE
 Series II                          0.04%        0.25%      0.02%          0.76%            1.07%         0.00%            1.07%
 LIFESTYLE GROWTH
 Series II                          0.04%        0.25%      0.02%          0.85%            1.16%         0.00%            1.16%
 LIFESTYLE MODERATE
 Series II                          0.04%        0.25%      0.02%          0.80%            1.11%         0.00%            1.11%
 MID CAP INDEX(3,12)
 Series II                          0.47%        0.25%      0.03%          0.00%            0.75%         0.01%            0.74%
 MID CAP INTERSECTION(3)
 Series II                          0.87%        0.25%      0.06%          0.00%            1.18%         0.00%            1.18%
 MID CAP STOCK(3)
 Series II                          0.84%        0.25%      0.05%          0.00%            1.14%         0.01%            1.13%
 MONEY MARKET B(2)
 Series NAV                         0.50%        0.00%      0.01%          0.00%            0.51%         0.23%            0.28%
 NATURAL RESOURCES(3)
 Series II                          1.00%        0.25%      0.08%          0.00%            1.33%         0.00%            1.33%
 OPTIMIZED ALL CAP(3)
 (formerly "Quantitative
   All Cap")
 Series II                          0.71%        0.25%      0.04%          0.00%            1.00%         0.00%            1.00%

                                                                          ACQUIRED
                                                                       PORTFOLIO FEES      TOTAL        CONTRACTUAL
                               MANAGEMENT                   OTHER            AND         OPERATING        EXPENSE      NET OPERATING
PORTFOLIO/SERIES                  FEES       12b-1 FEES    EXPENSES       EXPENSES      EXPENSES (1)   REIMBURSEMENT      EXPENSES
----------------               ----------    ----------    --------    --------------   ------------   -------------   -------------
 OPTIMIZED VALUE(3)
 (FORMERLY "QUANTITATIVE
   VALUE")
 Series II                          0.65%        0.25%      0.04%          0.00%            0.94%         0.00%            0.94%
 PACIFIC RIM(3)
 Series II                          0.80%        0.25%      0.27%          0.00%            1.32%         0.01%            1.31%
 REAL ESTATE SECURITIES(3)
 Series II                          0.70%        0.25%      0.03%          0.00%            0.98%         0.00%            0.98%
 SCIENCE & TECHNOLOGY(3,6)
 Series II                          1.05%        0.25%      0.09%          0.00%            1.39%         0.00%            1.39%
 SMALL CAP GROWTH(3)
 Series II                          1.07%        0.25%      0.06%          0.00%            1.38%         0.01%            1.37%
 SMALL CAP INDEX(3,12)
 Series II                          0.48%        0.25%      0.03%          0.00%            0.76%         0.00%            0.76%
 SMALL CAP OPPORTUNITIES(3)
 Series II                          0.99%        0.25%      0.04%          0.00%            1.28%         0.00%            1.28%
 SMALL CAP VALUE(3)
 Series II                          1.06%        0.25%      0.05%          0.00%            1.36%         0.00%            1.36%
 SMALL COMPANY VALUE(3,6)
 Series II                          1.02%        0.25%      0.04%          0.00%            1.31%         0.00%            1.31%
 STRATEGIC BOND(3)
 Series II                          0.67%        0.25%      0.07%          0.00%            0.99%         0.00%            0.99%
 TOTAL BOND MARKET A(3,12)
 Series II                          0.47%        0.25%      0.04%          0.00%            0.76%         0.00%            0.76%
 TOTAL RETURN(3,9,13)
 Series II                          0.69%        0.25%      0.06%          0.00%            1.00%         0.00%            1.00%
 TOTAL STOCK MARKET
   INDEX(3,12)
 Series II                          0.48%        0.25%      0.04%          0.00%            0.77%         0.01%            0.76%
 U.S. GOVERNMENT
   SECURITIES(3)
 Series II                          0.61%        0.25%      0.07%          0.00%            0.93%         0.00%            0.93%
 U.S. LARGE CAP(3)
 Series II                          0.82%        0.25%      0.03%          0.00%            1.10%         0.00%            1.10%
 VALUE(3)
 Series II                          0.74%        0.25%      0.04%          0.00%            1.03%         0.00%            1.03%
 DWS VIT FUNDS:
 DWS EQUITY 500 INDEX VIP
   (16, 17)                         0.19%        0.25%      0.12%             --            .056%         0.03%            0.53%
 DWS VARIABLE SERIES II:
 DWS CORE FIXED INCOME
   VIP(18, 19)                      0.49%        0.25%      0.17%          0.00%            0.91%         0.00%            0.91%

                                                   FEEDER FUND                                         MASTER FUND
                      ------------------------------------------------------------------- ------------------------------------------
                                                                                                                            TOTAL
                                                                                                                           MASTER
                                                                                                                            FUND
                                                                                                                TOTAL        AND
                                                                                                                MASTER       NET
                                                        TOTAL      CONTRACTUAL     NET                         FUND AND     FEEDER
                      MANAGEMENT             OTHER    OPERATING      EXPENSE    OPERATING MANAGEMENT  OTHER   FEEDER FUND    FUND
CLASS TRUST              FEES    12b-1 FEES EXPENSES EXPENSES (1) REIMBURSEMENT  EXPENSES  FEES (14) EXPENSES  EXPENSES    EXPENSES
--------------------- ---------- ---------- -------- ------------ ------------- --------- ---------- -------- ----------- ----------
 AMERICAN ASSET
   ALLOCATION(15)
 Series II               0.00%      0.75%     0.04%     0.79%        0.01%        0.78%      0.31%     0.01%        1.11%      1.10%
 AMERICAN BOND(15)
 Series II               0.00%      0.75%     0.02%     0.77%        0.00%        0.77%      0.40%     0.01%        1.18%      1.18%
 AMERICAN GLOBAL
   GROWTH(15)
 Series II               0.00%      0.75%     0.06%     0.81%        0.03%        0.78%      0.53%     0.02%        1.36%      1.33%
 AMERICAN GLOBAL
   SMALL
   CAPITALIZATION(15)
 Series II               0.00%      0.75%     0.11%     0.86%        0.08%        0.78%      0.70%     0.03%        1.59%      1.51%
 AMERICAN GROWTH
 Series II               0.00%      0.75%     0.02%     0.77%        0.00%        0.77%      0.32%     0.01%        1.10%      1.10%
 AMERICAN
   GROWTH-INCOME
 Series II               0.00%      0.75%     0.02%     0.77%        0.00%        0.77%      0.26%     0.01%        1.04%      1.04%
 AMERICAN HIGH-
   INCOME BOND(15)
 Series II               0.00%      0.75%     0.21%     0.96%        0.18%        0.78%      0.47%     0.01%        1.44%      1.26%
 AMERICAN
   INTERNATIONAL
 Series II               0.00%      0.75%     0.02%     0.77%        0.00%        0.77%      0.49%     0.03%        1.29%      1.29%
 AMERICAN NEW
   WORLD(15)
 Series II               0.00%      0.75%     0.13%     0.88%        0.10%        0.78%      0.76%     0.06%        1.70%      1.60%

FOOTNOTES TO EXPENSE TABLE:

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Fund Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.

(2) JHT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and the Adviser and the expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's Operating Expenses does not exceed its "Net Operating Expenses" as listed in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Portfolio will remain in effect until May 1, 2009 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

(3) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.

(4) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

(5) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.

(6) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, and Small Company Value Trust. This waiver is based on the combined average daily net assets of these Portfolios and other JHT Portfolios and certain funds of John Hancock Funds II (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.

(7) The Adviser has contractually agreed to limit Portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fee and other operating expenses of the underlying Portfolio but exclude 12b-1fees, underlying Portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(8) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.

(9) The advisory fees rate shown reflects the new tier schedule that is currently in place.

(10) The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed the Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Fund.

(11) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses include all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage fees, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

(12) The Adviser has agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. These voluntary expense limitations may be terminated at any time.

(13) The "Other Expenses" reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(14) Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.

(15) The Adviser has contractually limited other portfolio level expenses to 0.03% until May 1, 2010. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, Rule 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(16) The "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

(17) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total operating expenses of the portfolio will not exceed 0.63% for Class B2 shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(18) The "Management Fee" is restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

(19) The "Other Expenses" are restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of the respective Separate Accounts may be found in the Statements of Additional Information.

   IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:

AAA                     Extremely strong financial security
Standard & Poor's       characteristics; 1st category of 21

A++                     Superior companies have a very strong
A.M. Best               ability to meet their obligations; 1st
                        category of 16

AA+                     Very strong capacity to meet
Fitch                   policyholder and contract obligations;
                        2nd category of 24

John Hancock USA has also received the following rating from Moody's:

Aa1                      Excellent in financial strength; 2nd
Moody's                  category of 21

These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Portfolio.

With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims under certain John Hancock USA fixed annuity contracts pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all fixed annuity contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:

      - the liability to pay contractual claims under the Contracts is assumed by another insurer; or

      - we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.

When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as "The Manufacturers Life Insurance Company (U.S.A.)," became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a Separate Account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its Contracts. The merger had no other effects on the terms and conditions of Contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Accounts may not be charged with liabilities arising out of any of the respective Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the 1940 Act as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

      -     the John Hancock Trust; or

      - DWS Scudder Funds with respect to the "DWS Core Fixed Income VIP" and "DWS Equity 500 Index VIP."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides (see Distribution of Contracts in "VIII. General Matters"). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Index Allocation, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invest in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.

Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World Trusts ("JHT American Fund Portfolios") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities.

Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST

 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D:" Optional Guaranteed Minimum Withdrawal Benefits").

CAPITAL GUARDIAN TRUST COMPANY
       Income & Value Trust                          Seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income. To do this, the
                                                     Portfolio invests its assets in both equity and fixed income securities based on the expected returns of the portfolios.

       U.S. Large Cap Trust                          Seeks long-term growth of capital and income. To do this, the
                                                     Portfolio invests at least 80% of its net assets in equity and equity-related securities of quality large-cap U.S. companies that will outperform their peers over time.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series) - ADVISER TO MASTER FUND
       American Asset Allocation Trust               Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
                                                     To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series Asset
                                                     Allocation Fund, which invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

       American Bond Trust                           Seeks to maximize current income and preserve capital. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series Bond Fund, which invests at least 80% of its assets in bonds, with at least 65% in investment-grade debt securities and up to 35% in lower rated fixed income securities.

       American Global Growth Trust                  Seeks to make shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series Global Growth Fund,
                                                     which invests primarily in common stocks of companies located around the world.

       American Global Small Capitalization Trust    Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in the master fund,
                                                     Class 1 shares of the American Funds Insurance Series Global Small
                                                     Capitalization Fund, which invests primarily in stocks of smaller companies located around the world.

                               JOHN HANCOCK TRUST

 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D:" Optional Guaranteed Minimum Withdrawal Benefits").

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series) - ADVISER TO MASTER FUND
       American Growth Trust                         Seeks to make the shareholders' investment grow. To do this, the
                                                     Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series Growth Fund, which invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

       American Growth-Income Trust                  Seeks to make the shareholders' investments grow and to provide the shareholder with income over time. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American
                                                     Funds Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

       American High-Income Bond Trust               Seeks to provide a high level of current income and, secondarily, capital appreciation. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds
                                                     Insurance Series High-Income Bond Fund, which invests at least 65%
                                                     of its assets in higher yielding and generally lower quality debt securities.

       American International Trust                  Seeks to make the shareholders' investment grow. To do this, the
                                                     Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series International Fund,
                                                     which invests primarily in common stocks of companies located outside the United States.

     American New World Trust                        Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in the master fund,
                                                     Class 1 shares of the American Funds Insurance Series New World
                                                     Fund, which invests primarily in stocks of companies with
                                                     significant exposure to countries with developing economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.
       Financial Services Trust                      Seeks growth of capital. To do this, the Portfolio invests at least
                                                     80% of its net assets in companies that are principally engaged in financial services.

       Fundamental Value Trust                       Seeks growth of capital. To do this, the Portfolio invests primarily in common stocks of U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC
       Active Bond Trust (1)                         Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately
                                                     4 to 6 years.

       Total Bond Market Trust A                     Seeks to track the performance of the Lehman Brothers Aggregate Bond
       (formerly Bond Index Trust A)                 Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Lehman Brothers Aggregate Bond Index.

                               JOHN HANCOCK TRUST

 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D:" Optional Guaranteed Minimum Withdrawal Benefits").

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.  ("DIMA")
       All Cap Core Trust                            Seeks long-term growth of capital. To do this, the Portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-cap), which may be listed on securities exchanges, traded in various over the counter markets or have no organized markets. The Portfolio may also invest in U.S.
                                                     Government securities.

       Real Estate Securities Trust(2)               Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

FRANKLIN TEMPLETON INVESTMENTS CORP.
       International Small Cap Trust                 Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities issued by foreign small-cap companies including in emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
       International Core Trust                      Seeks high total return. To do this, the Portfolio invests at least
                                                     80% of its total assets in a diversified portfolio of equity investments from developed markets outside the U.S.

JENNISON ASSOCIATES LLC
       Capital Appreciation Trust                    Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that are attractively valued and have above-average growth prospects.

LEGG MASON CAPITAL MANAGEMENT, INC.
       Core Equity Trust                             Seeks long-term capital growth. To do this, the Portfolio invests at least 80% of its net assets in equity securities that offer the potential for capital growth by purchasing securities at large discounts relative to their intrinsic value.

MARSICO CAPITAL MANAGEMENT, LLC
       International Opportunities Trust             Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in common stocks of at least three different foreign companies of any size that are selected for their long-term growth potential.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
       500 Index Trust B                             Seeks to approximate the aggregate total return of a broad-based
                                                     U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P
                                                     500(R) index and securities that as a grouP will behave in a manner similar to the index. (3)

       American Fundamental Holdings Trust           Seeks long term growth of capital. To do this, the Portfolio invests primarily in four funds of the American Funds Insurance Series: Bond
                                                     Fund, Growth Fund, Growth-Income Fund, and International Fund. The
                                                     Portfolio is permitted to invest in six other funds of the American
                                                     Funds Insurance Series as well as other funds, investment companies, and other types of investments.

                               JOHN HANCOCK TRUST

 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D:" Optional Guaranteed Minimum Withdrawal Benefits").

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

       American Global Diversification Trust         Seeks long term growth of capital. To do this, the Portfolio invests primarily in five funds of the American Funds Insurance Series: Bond
                                                     Fund, Global Growth Fund, Global Small Capitalization Fund,
                                                     High-Income Bond Fund, and New World Fund. The Portfolio is
                                                     permitted to invest in five other funds of the American Funds
                                                     Insurance Series as well as other funds, investment companies, and other types of investments.

       Franklin Templeton Founding Allocation Trust  Seeks long-term growth of capital. To do this, the Fund invests primarily in three underlying Portfolios: Global Trust, Income Trust and Mutual Shares Trust. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

       Index Allocation Trust                        Seeks long term growth of capital. Current income is also a consideration. To do this, the Portfolio invests approximately 70%
                                                     of its total assets in underlying Portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying Portfolios which invest primarily in fixed income securities.

       Lifestyle Aggressive Trust (4)                Seeks long-term growth of capital. Current income is not a consideration. To do this, the Portfolio invests 100% of its assets in underlying Portfolios which invest primarily in equity
                                                     securities.

       Lifestyle Balanced Trust (4)                  Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. To do this, the Portfolio invests approximately 40% of its assets in underlying
                                                     Portfolios which invest primarily in fixed income securities, and approximately 60% in underlying Portfolios which invest primarily in equity securities.

       Lifestyle Conservative Trust (4)              Seeks a high level of current income with some consideration given to growth of capital. To do this, the Portfolio invests
                                                     approximately 80% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 20%
                                                     in underlying Portfolios which invest primarily in equity
                                                     securities.

       Lifestyle Growth Trust (4)                    Seeks long-term growth of capital. Current income is also a consideration. To do this, the Portfolio invests approximately 20%
                                                     of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 80% in underlying
                                                     Portfolios which invest primarily in equity securities.

       Lifestyle Moderate Trust (4)                  Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. To do this, the
                                                     Portfolio invests approximately 60% of its assets in underlying
                                                     Portfolios which invest primarily in fixed income securities, and approximately 40% in underlying Portfolios which invest primarily in equity securities.

                               JOHN HANCOCK TRUST

 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D:" Optional Guaranteed Minimum Withdrawal Benefits").

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)


       Mid Cap Index Trust                           Seeks to approximate the aggregate total return of a mid cap U.S.
                                                     domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap
                                                     400(R) index(5) and securities that as a grouP behave in a manner similar to the index.


       Money Market Trust B                          Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

       Pacific Rim Trust                             Seeks to achieve long-term growth of capital. To do this, the
                                                     Portfolio invests at least 80% of its net assets in common stocks and equity-related securities of established, larger-capitalization
                                                     non-U.S. companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital.

       Optimized All Cap Trust                       Seeks long-term growth of capital. To do this, the Portfolio invests
       (formerly Quantitative All Cap Trust,         at least 65% of its total assets in equity securities of large, mid
       successor to Growth & Income Trust)           and small-cap U.S. companies with strong industry position, leading market share, proven management and strong financials.

       Optimized Value Trust                         Seeks long-term capital appreciation. To do this, the Portfolio
       (formerly Quantitative Value Trust)           invests at least 65% of its total assets in equity securities of
                                                     U.S. companies with the potential for long-term growth of capital.

       Small Cap Index Trust                         Seeks to approximate the aggregate total return of a small cap U.S.
                                                     domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell
                                                     2000(R) Index(5) and securities that as a group behavE in a manner similar to the index.

       Total Stock Market Index Trust                Seeks to approximate the aggregate total return of a broad-based
                                                     U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Dow Jones
                                                     Wilshire 5000(R) Index(6) and securitieS that as a group will behave in a manner similar to the index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
       High Income Trust                             Seeks high current income; capital appreciation is a secondary goal.
                                                     To do this, the Portfolio invests at least 80% of its net assets in
                                                     U.S. and foreign fixed-income securities that are rated BB/Ba or lower or are unrated equivalents.

MUNDER CAPITAL MANAGEMENT
       Small Cap Opportunities Trust                 Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities of small-capitalization companies.

                               JOHN HANCOCK TRUST

 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D:" Optional Guaranteed Minimum Withdrawal Benefits").

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
       Global Bond Trust                             Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed income instruments, futures contracts (including related options) with respect to such securities and options on such securities.

       Total Return Trust                            Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its total assets in a diversified Portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives.

PZENA INVESTMENT MANAGEMENT, LLC
       Classic Value Trust                           Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its assets in domestic equity securities of companies that are currently undervalued relative to the market, based on estimated future earnings and cash flow.

SSGA FUNDS MANAGEMENT, INC.
       International Equity Index Trust B            Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. To do this, the Portfolio invests at least 80% of its assets in securities listed in the
                                                     Morgan Stanley Capital International All Country World Excluding
                                                     U.S. Index. (7)

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.
       Science & Technology Trust                    Seeks long-term growth of capital. Current income is incidental to the Portfolio's objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

T. ROWE PRICE ASSOCIATES, INC.
       Blue Chip Growth Trust                        Seeks to provide long-term growth of capital. Current income is a
       (successor to U.S. Global Leaders Trust)      secondary objective. To do this, the Portfolio invests at least 80%
                                                     of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries.

       Capital Appreciation Value Trust              Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the Portfolio's assets. The remaining assets are invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

       Equity-Income Trust                           Seeks to provide substantial dividend income and also long-term capital appreciation. To do this, the Portfolio invests at least 80%
                                                     of its net assets in equity securities, with 65% in common stocks of well-established companies paying above-average dividends.

                               JOHN HANCOCK TRUST

 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D:" Optional Guaranteed Minimum Withdrawal Benefits").

T. ROWE PRICE ASSOCIATES, INC. (CONTINUED)
       Health Sciences Trust                         Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

       Small Company Value Trust                     Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in small companies whose common stocks are believed to be undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED
       Global Trust                                  Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

TEMPLETON INVESTMENT COUNSEL, LLC
       International Value Trust(8)                  Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
       Global Allocation Trust                       Seeks total return, consisting of long-term capital appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers located within and outside the
                                                     U.S. based on prevailing market conditions.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
       Value Trust                                   Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
       Investment Quality Bond Trust                 Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

       Mid Cap Intersection Trust                    Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

       Mid Cap Stock Trust                           Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

       Natural Resources Trust                       Seeks long-term total return. To do this, the Portfolio invests at least 80% of its net assets in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets.

                               JOHN HANCOCK TRUST

 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D:" Optional Guaranteed Minimum Withdrawal Benefits").

WELLINGTON MANAGEMENT COMPANY, LLP (CONTINUED)
       Small Cap Growth Trust                        Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

       Small Cap Value Trust                         Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY
       High Yield Trust                              Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S.
                                                     Government and foreign securities.

       Strategic Bond Trust                          Seeks a high level of total return consistent with preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in fixed income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade.

       U.S. Government Securities Trust              Seeks to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. To do this, the Portfolio invests at least 80% of its net assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

                                              DWS SCUDDER DISTRIBUTORS, INC.
                      We show the Portfolio's manager in bold above the name of the Portfolio and we list the Portfolios alphabetically.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
       DWS Core Fixed Income VIP9                    The Portfolio seeks high current income. The Portfolio invests for current income not capital appreciation. The Portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities.

       DWS Equity 500 Index VIP10                    The Portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the S&P 500(R) index(3),
                                                     whicH emphasizes stocks of large US companies. The Portfolio invests at least 80% of its assets in stocks of companies included in the
                                                     S&P 500(R) and in derivative instruments that provide exposure to
                                                     thE stocks of companies in the S&P 500(R).

(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.

(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the INDEx Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the mid cap range for S&P 500(R) was from $744 million to $468.29 billion, and for the S&P MidCap 400(R), was $302 million to $11.13 billion.

(4) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(5) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $25 million to $7.68 billion.

(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Dow Jones Wilshire 5000 ranged from $25 million to $468.29 billion.

(7) "MSCI All Country World ex. U.S. IndexSM" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalization range of the Index was $56 million to $309 billion.

(8) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

(9) Deutsche Investment Management Americas is the Investment Advisor for the portfolio and Aberdeen Asset Management Inc. is the subadvisor.

(10) Deutsche Investment Management Americas is the Investment Advisor for the portfolio and Northern Trust Investments, N.A. is the subadvisor.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund Qualified Plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types"). The Contracts is also designed so that it may be used with Non-Qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.

Effective September 25, 2007, we ceased offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA) unless, (a) we previously issued Contracts to that retirement plan and (b) the Purchase Payments to the new Contract were sent to us directly by your employer or the plan's administrator. We will not knowingly accept transfers from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a Section 403(b) Qualified Plan. We will require certain signed documentation in the event:

      - you purchased a Contract prior to September 25, 2007 that is intended to qualify under a Section 403(b) Qualified Plan; and

      - you direct us on or after September 25, 2007 to transfer some or all of your Contract Value to another annuity contract or other investment under a Section 403(b) Qualified Plan.

In the event that we do not receive the required documentation, and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.

ELIGIBLE GROUPS

John Hancock USA has issued group contracts to Venture(R) Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

ACCUMULATION PERIOD PROVISIONS

We impose limits on the minimum amount of subsequent Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. However, if you elected the optional Payment Enhancement Rider (previously known as the optional "Payment Credit" Rider) (only available in New York), the minimum initial Purchase Payment was $10,000.

We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, you must obtain our approval in order to make the Purchase Payment.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

      - You purchased your Contract through a 1035 exchange or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;

      - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;

      - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000;

      - You purchased a Contract that will be used within our Individual 401(k) Program;

      - You purchased a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan Contracts established prior to June 1, 2004; or

      - You purchased multiple Contracts issued in conjunction with a written Retirement Savings Plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, John Hancock USA may cancel a Contract at the end of any two consecutive Contract Years in which no Purchase Payments have been made, if both:

      - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

      - the Contract Value at the end of such two year period is less than $2,000.

Contracts issued by John Hancock New York may be cancelled at the end of any three consecutive Contract Years in which no Purchase Payments have been made as described above.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of subsequent Purchase Payments at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section below).

The Optional Payment Enhancement Rider was only available in New York.

Payment Enhancement

The optional Payment Enhancement Rider (previously known as the optional "Payment Credit" Rider) was not available for John Hancock New York Contracts issued prior to January 1, 2001 or for any John Hancock USA Contract. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and once elected the Payment Enhancement Rider is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement Rider was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.

If you elected the Payment Enhancement Rider, we will add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, the Payment Enhancement was 5%. The Payment Enhancement Rider is funded from John Hancock New York's General Account.

PURCHASE PAYMENTS WHICH ARE NOT ELIGIBLE FOR A PAYMENT ENHANCEMENT. If the Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

RIGHT TO REVIEW CONTRACT. If you exercise your right to return your Contract during the "ten day right to review period," John Hancock New York will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore, you bear the risk that if the market value of the Payment Enhancement has declined, we will still recover the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement will not be deducted from the amount paid to you. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, John Hancock New York will return the Purchase Payments if this is greater then the amount otherwise payable.

TAX CONSIDERATIONS. Payment Enhancements are not considered to be "investment in the Contract" for income tax purposes (see "VII. Federal Tax Matters").

MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT RIDER. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement Rider as opposed to a Contract without a Payment Enhancement Rider. For example, the higher charges for a Contract with a Payment Enhancement Rider may over time exceed the amount of the Payment Enhancement Rider and any earnings thereon. Before making additional Purchase Payments, you and your financial adviser should consider:

      -     The length of time that you plan to own your Contract;

      -     The frequency, amount and timing of any partial surrenders;

      -     The amount and frequency of your Purchase Payments.

Choosing the Payment Enhancement Rider is generally advantageous except in the following situation: if you intend to make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to renewal Purchase Payments and you intend to hold your Contract for more than 11 years.

We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement Rider include the withdrawal charge and the asset based charges (see "VI. Charges and Deductions").

If you are considering making additional payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement Rider may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement Rider on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Internal Revenue Code, as amended. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B:
"Qualified Plan Types").

ADDITIONAL CHARGES FOR THE PAYMENT ENHANCEMENT RIDER. If you elected the Payment Enhancement Rider, the Separate Account annual expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement Rider is elected is 8% (as opposed to 6% with no Payment Enhancement Rider) and the withdrawal charge period is 8 years if the Payment Enhancement Rider is elected (as opposed to 7 years with no Payment Enhancement Rider).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

      - your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

      - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading of the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "Valuation Period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Sub-Account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:

      - the net asset value per share of a Portfolio share held in the Sub-Account determined at the end of the current valuation period; plus

      - the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account annual expenses.

Transfers Among Investment Options

During the Accumulation Period, you may
transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If the amount remaining in an Investment Account after a transfer would be less than $100, we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment Options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period;

      -     restricting the dollar amount of transfers;

      - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

      -     restricting transfers into and out of certain Sub-Account(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Portfolios also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments (except under a Rider - see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

We will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the telephone number or internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

      -     Any loss or theft of your password; or

      -     Any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing Programs.

Special Transfer Services-Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") Program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA Program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer special DCA Programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA Program.

The DCA Program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA Program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, the DCA Program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA Program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA Program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA Program.

Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA Program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your register representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing on the following time schedules:

      - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

      - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

      - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges and tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any unpaid loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."

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There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we may treat the partial withdrawal as a total withdrawal of the Contract Value.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

      - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      -     trading on the New York Stock Exchange is restricted;

      - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

      - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issues with an optional minimum guarantee withdrawal benefit Rider, your guarantee may be Reset. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix B: "Qualified Plan Types").

You may make Systematic "Income Plan" withdrawals

Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the dollar cost averaging program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or the applicable Annuities Service Center. We do not charge a fee to participate in the IP program.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Principal Plus (formerly known as "Guaranteed Principal Plus") and Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life") optional benefit Riders that may provide guaranteed withdrawal benefits under the Contract you purchased. In addition, please see Appendix D for a general description of the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life Plus Automatic Annual Step-up, and Principal Returns optional benefits Riders for which you may be eligible to exchange any currently owned guaranteed minimum withdrawal benefits Rider. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders," for information on the availability of these additional Riders. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Bonus if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "Step-up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

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If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of death benefits if a Contract Owner dies before a Contract's Annuity Commencement Date.

AMOUNT OF DEATH BENEFIT. If any Owner dies, the Death Benefit payable under the Contract will be the greater of:

      -     the Contract Value; or

      -     the Minimum Death Benefit.

If there is any Debt, the Death Benefit equals the amount described above less the Debt under the Contract. If the oldest Owner had an attained age of less than 81 years on the Contract Date, the Minimum Death Benefit will be determined as follows:

      - During the first Contract Year, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals.

      - During any subsequent Contract Year, the Minimum Death Benefit will be the greater of (i) or (ii), where:

      - is the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals; and

      - is the greatest Anniversary Value prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with partial withdrawals, since that Contract Anniversary.

If the oldest Owner had an attained age of 81 or greater on the Contract Date, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:

      (i) is equal to the death benefit prior to the withdrawal; and

      (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

DETERMINATION OF DEATH BENEFIT. We determine the death benefit on the date we receive written notice and "proof of death" as well as all required claims forms from all beneficiaries at our Annuities Service Center shown on page ii of this Prospectus. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service
Center:

      -     a certified copy of a death certificate; or

      - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -     any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix
B: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

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Upon request, the death benefit proceeds may be taken in the form of a lump sum.
In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe
Access Account (JHSAA). Similar to a checking account, the JHSAA provides the beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:

      -     The Beneficiary will become the Owner.

      - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

      -     No Additional Purchase Payments may be made.

      -     We will waive withdrawal charges for all future distributions.

      - If the deceased Owner's spouse is the Beneficiary, the surviving spouse continues the Contract as the new Owner. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.

      - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

      - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date. For any subsequent calculations on the death benefit prior to the Maturity Date, we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:

      - Enhanced Earnings Death Benefit. (Not available in New York or Washington.) Under the Enhanced Earnings Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under the Enhanced Earnings Rider, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) are less than 70 years old

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            when we issue a Contract, and by 25% of the appreciation in the
            Contract Value if you (or any joint Owner) is 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. The Enhanced Earnings Death Benefit was available only at Contract issue and cannot be revoked once elected.

      - Accelerated Beneficiary Protection Death Benefit. (Not available in New York or Washington) John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit Rider between December, 2003 and December, 2004. The Accelerated Beneficiary Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Accelerated Beneficiary Protection Death Benefit replaces any other death benefit under the Contract. The Accelerated Beneficiary Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract or a later date if we consent to the change. Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VII. Federal Tax Matters"). Distributions may be required from Qualified Contracts before the Maturity Date.

When John Hancock New York issues a Contract in New York, the Maturity Date is the date the oldest Annuitant obtains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may specify a different Maturity Date at any time by written request at least one month before both the previously specified and the new Maturity Date. The new Maturity Date may not be later than the previously specified Maturity Date unless we consent. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VII. Federal Tax Matters"). Distributions from Qualified Contracts may be required before the Maturity Date.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any unpaid loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

      - Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, a Fixed Annuity option in the form of a life annuity with payments guaranteed for ten years as described below. We will determine annuity payments based on the Investment Account value of each Investment Option at the Maturity Date. Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence, you will no longer be permitted to make any withdrawals under the Contract;

      - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

      -     we may not change the Annuity Option or the form of settlement; and

      -     your Guaranteed Minimum Death Benefit will terminate.

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Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options :

      OPTION 1(a): NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

      OPTION 1(b): LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

      OPTION 2(a): JOINT & SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

      OPTION 2(b): JOINT & SURVIVOR LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

In addition to the foregoing Annuity Options which we are contractually obligated to offer at all times, we currently offer the following Annuity Options. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

      OPTION 3: LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5, 15 OR 20 YEARS - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

      OPTION 4: LIFETIME ANNUITY WITH CASH REFUND - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

      OPTION 5: JOINT LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 20 YEARS - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

      OPTION 6: JOINT & TWO-THIRDS SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

      OPTION 7: PERIOD CERTAIN ONLY ANNUITY FOR 10, 15 OR 20 YEARS - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its "Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit Riders or exchanged the Rider you purchased with another guaranteed minimum withdrawal benefit Rider (i.e., an Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

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GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This
Annuity Option is available if you purchased a Contract with the Income Plus for Life or an Income Plus for Life - Joint Life Rider. For the Income Plus for Life
- Joint Life Rider, this Annuity Option is available only if one Covered Person (see "Income Plus for Life Series Guaranteed Minimum Withdrawal Benefit Rider Definitions" in Appendix D), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

      - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus for Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

      - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain-- This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Annuity Commencement Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

      - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or

      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Fixed Period Certain Only - This Annuity Option is available only if:

      - you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or a Principal Returns optional benefit Rider; and

      - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.) We determine the annual amount of Fixed Annuity payments under this option as the greater of:

      (a) the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or the Principal Returns Rider that you purchased with your Contract, or

      (b) the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

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FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

      - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments" below for a description of an "Annuity Unit");

      - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

      - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender in the manner described above.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / c) / D)}, where:

      a equals the number of Annuity Units used to determine future payments before the commutation;

      b equals the dollar amount requested to be paid out as part of the commutation;

      C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

      d equals the Annuity Unit value on the day of the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.

You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Benefit Payment We determine the first Variable Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity benefit payment will be.

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Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity benefit payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity benefit payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity benefit payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity benefit payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page 31). The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate is built into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment returns which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.04%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity benefit payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity benefit payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read "Appendix D" for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.

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OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract within the permitted time.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable. If you purchased your Contract in New York with the optional Payment Enhancement Rider, we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. See "Payment Enhancement" for additional information.

If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.

(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract or certificate specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the

Contract Owner.

In the case of Non-Qualified Contracts, Ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.

You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

GROUP CONTRACTS (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual contract to an applicant acceptable to us. We reserve the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly

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

reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner's ability to exercise such rights and privileges.

In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge as to any Contract issued after the effective date of the modification.

All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract. Prior to the Maturity Date, an Owner is the person designated in an application or as subsequently named. On and after a certificate's Maturity Date, the Annuitant is the Owner and after the death of the Annuitant, the Beneficiary is the Owner. In the case of Non-Qualified Contracts, ownership of the Contract may be changed at any time. In the case of Non-Qualified Contracts, an Owner may assign his or her interest in the Contract during the lifetime of the Annuitant prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Assigning a Contract or interest therein, or changing the ownership of a Contract, may be treated as a distribution of all or a portion of the Contract Value for Federal tax purposes. Any change of ownership or assignment must be made in writing. Any change must be approved by us. Any assignment and any change, if approved, will be effective as of the date on which written. We assume no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.

ACCEPTANCE OF CONTRACTS. John Hancock USA has discontinued acceptance of new applications and issuance of new group contracts.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuity Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuity Service Center. We must approve the change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity payment rates and the market value charge as to any Contracts issued after the effective date of the modification.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If

                                       44
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we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA Program (see "Special Transfer Services-Dollar Cost Averaging Program" for details). However, we may make available Fixed Investment Options under the Contract in the future. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA Program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

MARKET VALUE CHARGE. Any amount withdrawn, transferred or borrowed from an Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The purpose of the charge is to compensate us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth below. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below. In the case of group contracts issued by John Hancock USA, John Hancock USA reserves the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

The adjustment factor is determined by the following formula: 0.75 x (B-A) x C/12 where:

      A -    The guaranteed interest rate on the Investment account.

      B - The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.

      C - The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts

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are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

We make no market value charge on withdrawals from the Fixed Investment Option in the following situations:

      -     death of the Owner;

      -     amounts withdrawn to pay fees or charges;

      - amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;

      - amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period;

      -     amounts withdrawn from a one-year Fixed Investment Option; and

      - amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior partial withdrawals in that Contract Year.

In no event will the market value charge:

      - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;

      - together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or

      - reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.

The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner's Purchase Payments.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals."

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

The market value charge described above may apply to withdrawals from any Investment Option except for a one year Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."

LOANS. We offer a loan privilege only to owners of Contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Loans" (see "VII. Federal Tax Matters"). The market value charge described above may apply to amounts transferred from the fixed Investment Accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred. THE LOAN PRIVILEGE WILL NOT BE AVAILABLE TO SUCH CONTRACTS IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS.

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefits fees, see Appendix C:
"Optional Enhanced Death Benefits," "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits," and Appendix E: "Optional Guaranteed Minimum Income Benefits."

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) Payment Enhancements and earnings attributable to Payment Enhancements, iii) certain other "free withdrawal amounts," described below or iv) Purchase Payments that have been in the Contract for more than 7 complete Contract Years (8 complete years if you elected the Payment Enhancement Rider in New York). In any Contract Year, the free withdrawal amount for that year is the greater of: (i) 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and (ii) the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments). We allocate any free withdrawal amount first to withdrawals from Variable Investment Options and then to withdrawals from the Fixed Investment Options.

We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a Free Withdrawal Amount. In any Contract Year, the free withdrawal amount for that year is the greater of:

      - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

      - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a John Hancock USA Contract issued on or after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.

We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being "liquidated" by the applicable withdrawal charge percentage shown below:

                            MAXIMUM WITHDRAWAL CHARGE
                     (as a percentage of Purchase Payments)

                                                 JOHN HANCOCK NEW YORK                    JOHN HANCOCK NEW YORK
                       JOHN HANCOCK USA       (WITHOUT PAYMENT ENHANCEMENT RIDER)     (WITH PAYMENT ENHANCEMENT  RIDER)
First Year                    6%                           6%                                         8%
Second Year                   6%                           6%                                         8%
Third Year                    5%                           5%                                         7%
Fourth Year                   5%                           5%                                         7%
Fifth Year                    4%                           4%                                         5%
Sixth Year                    3%                           3%                                         4%
Seventh Year                  2%                           2%                                         3%
Eighth Year                   0%                           0%                                         1%
Thereafter                    0%                           0%                                         0%

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

We generally impose no withdrawal charge on distributions made as a result of the death of the Contract Owner, or if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A to this Prospectus. In the case of group annuity Contracts issued by John Hancock USA, John Hancock USA reserves the right to modify the withdrawal charge as to certificates issued after the effective date of a change specified in written notice to the group holder.

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA only)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

      - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person;

      -     the confinement began at least one year after the Contract Date;

      -     confinement was prescribed by a "Physician";

      - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

      - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitant(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

ANNUAL CONTRACT FEE

We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and us in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, the fee will be waived. During the Accumulation Period, we deduct the annual Contract fee on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If you withdraw the entire Contract on a day other than the last day of any Contract Year, however, we will deduct the $30 Contract fee from the amount paid. During the Pay-out Period, we deduct the fee on a pro-rata basis from each annuity payment.

ASSET-BASED CHARGES

We deduct asset-based charges on a daily basis for administration, distribution and mortality and expense risks, assuming no optional benefit has been elected. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option on an annual basis deducted from each Sub-Account to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity benefit payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period"). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge. The charge is an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis. In the case of individual Contracts, the rate of the mortality and expense risks charge cannot be increased. In the case of group contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

      - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;

      - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;

      - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;

      - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;

      - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;

      - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group contracts, we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed.

In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your broker-dealer.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                           PREMIUM TAX RATE(1)
STATE  OR          QUALIFIED        NON-QUALIFIED
TERRITORY          CONTRACTS         CONTRACTS
CA                     0.50%             2.35%
GUAM                   4.00%             4.00%
ME1                    0.00%             2.00%
NV                     0.00%             3.50%
PR                     1.00%             1.00%
SD1                    0.00%            1.25%(2)
WV                     1.00%             1.00%
WY                     0.00%             1.00%

(1)   Based on the state or residence at the time the tax is assessed.

(2)   We pay premium tax upon receipt of Purchase Payment.

(3)   0.80% on Purchase Payments in excess of $500,000.

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent an investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax advisor for information on any optional benefit Riders.

When you take a withdrawal under a Non-Qualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider (i.e., Principal Plus for Life, or Principal Plus), using the Contract Value. See Appendix D for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NON-QUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax.) If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-Qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

      - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

      - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

      - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

      - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

      - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

      - received on or after the date on which the Contract Owner reaches age 59 1/2;

      - attributable to the Contract Owner becoming disabled (as defined in the tax law);

      - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

      - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

      -     made under a single-premium immediate annuity contract; or

      - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts

IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS
(Contracts Purchased for a Qualified Plan)

The Contracts are also available for use in connection with certain types of retirement plans, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax advisor and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs

(other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

      - received on or after the date on which the Contract Owner reaches age 59 1/2;

      - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

      - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may make distribution:

      - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

      - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

      - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or

      - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, take the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in
Section 457(b) of the Code and transfer it to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

      - You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in
            Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and
            (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable.

      - In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to trustee transfer of plan assets.

WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS. Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in
Section 457(b) of the Code, will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and
(iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. (See "Conversions and Rollovers to Roth IRAs" below.)

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

      -     you have adjusted gross income over $100,000; or

      -     you are a married tax payer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you will pay the tax due on the conversion of a Qualified Contract to a Roth IRA from resources outside of the Contract. Similarly, you may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Puerto Rico Contracts Issued to Fund Retirement Plans The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM
(for Contracts issued by John Hancock USA)

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a Variable Annuity Contract issued under the ORP only upon:

      - termination of employment in the Texas public institutions of higher education;

      -     retirement;

      -     death; or

      -     the participant's attainment of age 70 1/2.

Accordingly, before any amounts may be distributed from the Contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP. Loans are not available under Contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc. or "NASD").

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this Prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase

Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges And Deductions").

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2006, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments from us, either directly or through JH Distributors and its affiliates, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements payments may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions contests and/or contests promotions in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards,. as my be permitted by applicable NASD rules and other applicable laws and regulations,

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

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

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, there are no partial withdrawals, and the Payment Enhancement Rider is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

                                                                                                   WITHDRAWAL CHARGE
CONTRACT              HYPOTHETICAL         FREE WITHDRAWAL           PAYMENTS                ----------------------------
  YEAR               CONTRACT VALUE            AMOUNT               LIQUIDATED               PERCENT               AMOUNT
--------             --------------        ---------------          ------------             -------               ------
    2                   $55,000             $  5,000(1)               $50,000                  6%                  $3,000
    4                    50,500                5,000(2)                45,500                  5%                   2,275
    6                    60,000               10,000(3)                50,000                  3%                   1,500
    7                    35,000                5,000(4)                45,000(4)               2%                     900
    8                    70,000               20,000(5)                50,000                  0%                       0

During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

(1) In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free withdrawal amount).

(2) In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments (50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free withdrawal amount).

(3) In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free withdrawal amount).

(4) In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free withdrawal amount is equal to 10% of payments (50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to John Hancock USA Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

(5) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.

EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, the Payment Enhancement Rider is not elected, and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

                                                                                       WITHDRAWAL CHARGE
 HYPOTHETICAL      PARTIAL WITHDRAWAL      FREE WITHDRAWAL        PAYMENTS           ---------------------
CONTRACT VALUE          REQUESTED               AMOUNT           LIQUIDATED          PERCENT        AMOUNT
--------------     -------------------     ---------------       ----------          -------        ------
 $65,000                  $2,000               $15,000(1)          $     0               5%           $  0
  49,000                   5,000                 3,000(2)          $ 2,000               5%           $100
  52,000                   7,000                 4,000(3)            3,000               5%            150
  44,000                   8,000                     0(4)            8,000               5%            400

The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

(1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since 2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(3) The Contract has increased in value to 52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

      -     made after the Owner attains age 59 1/2;

      -     made after the Owner's death;

      -     attributable to the Owner being disabled; or

      -     a qualified first-time homebuyer distribution within the meaning of
            Section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

      -     you have adjusted gross income over $100,000; or

      -     you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. Employers intending to use the Contract in connection with such plans should seek independent tax advice. Employers intending to use the Contract in connection with such plans should seek independent tax advice.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK COMPETENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      -     earnings on those contributions; and

      - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional enhanced death benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the Federal Tax Matters section of the Prospectus for information about optional benefit Riders.

The following is a list of the optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

      1.    Enhanced Earnings Death Benefit - Not offered in New York or
            Washington

      2. Accelerated Beneficiary Protection Death Benefit - Not offered in New York or Washington

ENHANCED EARNINGS DEATH BENEFIT (NOT OFFERED IN NEW YORK OR WASHINGTON)

Depending on availability, you may have elected the optional Enhanced Earnings Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings death benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:

      (i)   is equal to the Enhanced Earnings benefit prior to the withdrawal;
            and

      (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and the Enhanced Earnings Death Benefit will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Enhanced Earnings benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Enhanced Earnings benefit payable on the death of the surviving spouse, the Enhanced Earnings benefit will be equal to zero on the date of the first Contract Owner's death and the death benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Enhanced Earnings benefit.

Termination of the Enhanced Earnings Death Benefit

The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of
(a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Enhanced Earnings benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.

Enhanced Earnings Fee

A daily charge in an amount equal to 0.20% of the value of each Variable Investment Option on an annual basis is deducted from each Sub-Account for the Enhanced Earnings Death Benefit.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Enhanced Earnings Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF THE ENHANCED EARNINGS DEATH BENEFIT ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT (NOT OFFERED IN NEW YORK OR WASHINGTON)

Depending on availability, you may have elected the Accelerated Beneficiary Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under the Accelerated Beneficiary Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December, 2003 and December, 2004.

Once the Accelerated Beneficiary Protection Death Benefit is elected, it is irrevocable. If the Accelerated Beneficiary Protection Death Benefit is elected, the death benefit paid under the Accelerated Beneficiary Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit) is imposed for the Accelerated Beneficiary Protection Death Benefit (see "Accelerated Beneficiary Protection Death Benefit Fee" below). Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under the Accelerated Beneficiary Protection Death Benefit ("Accelerated Beneficiary Protection Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received at the Company's Annuities Service Center in good order. The amount of the Accelerated Beneficiary Protection Death Benefit is equal to:

The "Enhanced Earnings Death Benefit" factor plus the greatest of:

      -     the Contract Value;

      -     the Return of Purchase Payments Death Benefit Factor;

      -     the Annual Step Death Benefit Factor; or

      -     the Graded Death Benefit Factor.

WE MAY OFFER OTHER OPTIONAL RIDERS WHOSE BENEFITS AND THE NAMES OF SUCH BENEFITS ARE SIMILAR TO THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE. THESE OTHER OPTIONAL RIDERS ARE SEPARATE AND DISTINCT FROM THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE, THEY CONTAIN SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

If there is any Debt, the Accelerated Beneficiary Protection Death Benefit equals the amount described above less Debt under the Contract.

If the Beneficiary is the deceased Owner's spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum immediately, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving spouse:

      - The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner's death ("first Accelerated Beneficiary Protection Death Benefit") is not treated as a Purchase Payment to the Contract;

      - In determining the "Enhanced Earnings Death Benefit" Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor;

      - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Withdrawal Reductions" below.)

"Enhanced Earnings Death Benefit" Factor.

For purposes of the Accelerated Beneficiary Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see example and "Withdrawal Reductions" below.)

The Maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:

      -     The "Earnings Basis" is equal to 150% of $100,000, or $150,000.

      -     "Earnings" is equal to $175,000 minus $150,000, or $25,000.

      - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).

Annual Step Death Benefit Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary (see "Withdrawal Reductions" below).

Graded Death Benefit Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

     NUMBER OF COMPLETE YEARS
   PAYMENT HAS BEEN IN CONTRACT        PAYMENT MULTIPLIER(1)
--------------------------------       ---------------------

                 0                             100%
                 1                             110%
                 2                             120%
                 3                             130%
                 4                             140%
                 5                             150%

(1) If a Purchase Payment is received on or after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

2. is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options

At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY THE OWNER IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

Termination of the Accelerated Beneficiary Protection Death Benefit Rider The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:

      -     the date the Contract terminates;

      -     the Maturity Date; or

      - the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and the Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Accelerated Beneficiary Protection Death Benefit Fee

Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Accelerated Beneficiary Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

You may have elected to purchase optional benefits when you purchased a Contract. In addition, you may have opted to exchange the optional "guaranteed minimum withdrawal benefit" Rider that you initially purchased with another guaranteed minimum withdrawal benefit Rider. If available in your state, you may have selected one of the following guaranteed minimum withdrawal benefit Riders:

      -     Income Plus for Life

      -     Income Plus for Life - Joint Life

      -     Principal Plus

      -     Principal Plus for Life

      -     Principal Plus for Life Plus Automatic Annual Step-up

      -     Principal Returns

If you purchased any of these optional guaranteed minimum withdrawal benefit Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where available, we only permitted one guaranteed minimum withdrawal benefit Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

You also may have elected an optional Enhanced Death Benefit Rider (described in Appendix C) or a Guaranteed Minimum Income Benefit Rider (described in Appendix
E).

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS

We use the definitions that follow to describe how our guaranteed minimum withdrawal benefit ("GMWB") Riders work. Please see the separate sections on each Rider for additional details on defined terms.

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95 under each of the GMWB Riders except Income Plus for Life-Joint Life and Principal Plus, where it means the older Owner attains age 95.

BENEFIT BASE means a value we use to determine the Lifetime Income Amount with the Income Plus for Life and Income Plus for Life - Joint Life Riders; please refer to the separate sections on those Riders.

BONUS OR LIFETIME INCOME BONUS, and BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means an increase in the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods." In certain marketing materials, the Bonus may be referred to as the "Deferral Credit." These terms are further defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

BONUS PERIOD (applicable to all GMWB Riders except certain Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Contracts, and all Principal Returns Contracts) or LIFETIME INCOME BONUS PERIOD (applicable only to Income Plus for Life Series Riders) means:

      -     initially, the first 10 Contract Years;

      - each time a Step-up occurs, the Bonus Period extends to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

For Principal Plus, the Bonus Period is the first five Contract Years. Initially for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up, it was the lesser of the first ten Contract Years or each Contract Year up to the Contract Year when the Covered Person attains age 80.

COVERED PERSON is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

      - Excess Withdrawal is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

FIRST YEAR PURCHASE PAYMENTS applies only to Principal Returns; please refer to the separate section on that Rider.

GUARANTEED WITHDRAWAL AMOUNT (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the

Accumulation Period until the Guaranteed Withdrawal Balance is depleted. For details applicable to each of these Riders, please refer to the separate Rider sections.

GUARANTEED WITHDRAWAL BALANCE (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns) means generally the total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period. For details applicable to each of these Riders, please refer to the separate Rider sections.

LIFETIME INCOME AMOUNT (for all GMWB Riders except Principal Plus and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). For details applicable to each of these Riders, please refer to the separate Rider sections.

      - Lifetime Income Date (for all GMWB Riders except Principal Plus and Principal Returns) means generally the date on which we determine the Lifetime Income Amount. For details applicable to each of these Riders, please refer to the separate Rider sections.

RESET means a reduction in GMWB values due to Excess Withdrawals. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.

      - Step-up means an increase in GMWB values. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

Each of our guaranteed minimum withdrawal benefit Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders (except for Principal Plus and Principal Returns, which are described below) will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:

      - by a Bonus or "Target Amount" adjustment (see "Target Amount" on page D-13 for Income Plus for Life and page D-18 for Income Plus for Life - Joint Life) if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;

      - as a result of a Step-up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or

      -     if you make an Additional Purchase Payment up to specified limits.

Our Principal Plus and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. In addition, when you purchased a Principal Returns Rider, we guaranteed that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years (see "Principal Returns" below).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amount permitted under the terms of the Rider you select, however, we may Reset the guaranteed minimum amount. For the Principal Returns Rider, if you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.

Availability

You were permitted to elect a guaranteed minimum withdrawal benefit rider at the time you purchased a Contract, provided:

      - the Rider was available for sale in the state where the Contract was sold;

      - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and

      - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make the Income Plus for Life, Principal Plus (for Qualified Contracts), Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or Principal Returns Riders available if you were age 81 or older at the time you purchased your Contract. If you elected an Income Plus for Life - Joint Life Rider, the older of you and your spouse must not have been age 81 or older (and must both have qualified as Covered Persons).

ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for another optional guaranteed minimum withdrawal benefit Rider after you purchase a Contract. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

Purchase Payments

RESTRICTIONS ON CONTRACTS WITH GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If you purchased a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's "Settlement Phase" (see "Settlement Phase" in each separate GMWB Rider section below). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on "Non-Qualified" Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

      - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on "Qualified" Contracts (not applicable to Principal Plus, which applies Non-Qualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

      - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
            65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

      - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

      - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor regarding your guaranteed minimum withdrawal benefit Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT (Applicable to Income Plus for Life and Income Plus for Life - Joint Life). Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:

      - The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over

      - Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest:

      -     date of a Purchase Payment that we applied to the Benefit Base,

      -     Reset date, or

      -     effective date of a Step-up.

Examples 1d and 2d in the "Guaranteed Minimum Withdrawal Benefit Examples" at the end of this Appendix illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.

In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:

      - (for Income Plus for Life) 5% of the Benefit Base in effect immediately after the Purchase Payment; or

      - (for Income Plus for Life - Joint Life) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.

We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.

IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT AND LIFETIME INCOME AMOUNT (applicable to Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

      - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

      - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

In the case of the Lifetime Income Amount, to equal the lesser of:

      - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

      - the Lifetime Income Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT (applicable to Principal Plus and Principal Returns). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it:

In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

      - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

      - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment. We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment.

Rider Fees

We charge an additional fee on each Contract Anniversary for a guaranteed minimum withdrawal benefit Rider, and reserve the right to increase the fee on the effective date of each Step-up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:

      -     on the date we determine the death benefit;

      - after the Annuity Commencement Date at the time an Annuity Option begins; or

      -     on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the "Settlement Phase" or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE SERIES RIDERS. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus for Life or Income Plus for Life - Joint Life fee on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up, Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus fee on the effective date of each Step-up. In such a situation, the Principal Plus fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The fee is equal to 0.60% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Returns fee on the effective date of each Step-up. In such a situation, the Principal Returns fee will never exceed 0.95%.

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments If you choose to take withdrawals under one of our guaranteed minimum withdrawal benefit Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:

      -     you will have the flexibility to start and stop withdrawals;

      - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

      - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

      - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and

      -     you reduce the Contract Value available for annuitization.

When you annuitize:

      - you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);

      - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

      -     you will no longer have access to the Contract Value; and

      - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

Tax Considerations

See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans

The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our guaranteed minimum withdrawal benefit Riders.

INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

If you elected to purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchased any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:

      (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

      (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals" on page 34). We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

Available Individual Investment Options

If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, we restrict the individual Investment Options to which you may allocate your Contract Value. These currently available Investment Options invest in the following Portfolios:

      -     American Asset Allocation Trust

      -     American Fundamental Holdings Trust

      -     American Global Diversification Trust

      -     Franklin Templeton Founding Allocation Trust

      -     Lifestyle Growth Trust (not available with Principal Returns)

      -     Lifestyle Balanced Trust

      -     Lifestyle Moderate Trust

      -     Lifestyle Conservative Trust

      -     Index Allocation Trust

      -     Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

Available Model Allocations

You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

CURRENT AVAILABLE MODEL ALLOCATION FOR A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. The currently available Model Allocation for any Contract issued with a guaranteed minimum withdrawal benefit Rider is:

                                                MODEL ALLOCATION
     MODEL ALLOCATION NAME                        PERCENTAGE                            FUND NAME
-------------------------------                -----------------------------   --------------------------------

Fundamental Holdings of America                       15%                      American International Trust
                                                      25%                          American Growth Trust
                                                      25%                      American Growth-Income Trust
                                                      35%                           American Bond Trust

ADDITIONAL RESTRICTED MODEL ALLOCATIONS FOR GUARANTEED PRINCIPAL PLUS. If you purchased a Contract with a Principal Plus Rider on or after December 8, 2003 (for John Hancock USA Contracts) or on or after May 10, 2004 (for John Hancock New York Contracts), but prior to August 16, 2004, you may continue to invest in one of the Restricted Model Allocations shown below if you were invested in that Model Allocation on August 16, 2004. These Restricted Model Allocations are not available for Contracts issued with Principal Plus on or after August 16, 2004. If you were invested in a Restricted Model Allocation on August 16, 2004, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in any available Fixed Investment Option under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any Variable Investment Option other than as permitted in that Model Allocation.

Restricted Model Allocations The following eight Model Allocations were available with Principal Plus for Contract issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each Fund currently within the Model Allocation.

The Restricted Model Allocations are:

                                            Percentage of
Model Allocation Name                         Allocation                    Fund Name
----------------------------------------    --------------     -------------------------------------
CONSERVATIVE INCOME STRATEGY (formerly, "Scudder Conservative Income Strategy"):
                                                  64.00%       DWS Core Fixed Income VIP
                                                  10.00%       Active Bond Trust
                                                   7.00%       Optimized All Cap Trust
                                                   6.00%       500 Index Trust B
                                                   3.00%       International Value Trust
                                                   2.00%       Total Stock Market Index Trust
                                                   2.00%       Real Estate Securities Trust
                                                   2.00%       Small Cap Index Trust
                                                   1.00%       Optimized Value Trust
                                                   1.00%       Global Trust
                                                   1.00%       International Equity Index
                                                   1.00%       Fundamental Value Trust

                                            Percentage of
         Model Allocation Name                Allocation                    Fund Name
----------------------------------------    --------------     -------------------------------------
GROWTH STRATEGY (formerly, "Scudder Growth Strategy"):
                                                  23.00%       500 Index Trust B
                                                  18.00%       Optimized All Cap Trust
                                                  14.00%       International Value Trust
                                                  11.00%       DWS Core Fixed Income VIP
                                                   8.00%       Fundamental Value Trust
                                                   6.00%       Optimized Value Trust
                                                   5.00%       Total Stock Market Index Trust
                                                   5.00%       Small Cap Index Trust
                                                   4.00%       Real Estate Securities Trust
                                                   2.00%       Global Trust
                                                   2.00%       International Equity Index Trust
                                                   2.00%       Active Bond Trust

GROWTH & INCOME STRATEGY (formerly, "Scudder Growth & Income Strategy"):
                                                  32.00%       DWS Core Fixed Income VIP
                                                  17.00%       500 Index Trust B
                                                  15.00%       Optimized All Cap Trust
                                                   9.00%       International Value Trust
                                                   5.00%       Active Bond Trust
                                                   4.00%       Total Stock Market Index Trust
                                                   4.00%       Fundamental Value Trust
                                                   3.00%       Optimized Value Trust
                                                   3.00%       Real Estate Securities Trust
                                                   2.00%       Global Trust
                                                   2.00%       International Equity Index Trust
                                                   4.00%       Small Cap Index Trust

INCOME & GROWTH STRATEGY (formerly, "Scudder Income & Growth Strategy"):
                                                  46.00%       DWS Core Fixed Income VIP
                                                  13.00%       Optimized All Cap Trust
                                                  11.00%       500 Index Trust B
                                                   7.00%       Active Bond Trust
                                                   6.00%       International Value Trust
                                                   3.00%       Total Stock Market Index Trust
                                                   3.00%       Fundamental Value Trust
                                                   3.00%       Small Cap Index Trust
                                                   2.00%       Optimized Value Trust
                                                   2.00%       Global Trust Series
                                                   2.00%       International Equity Index Trust
                                                   2.00%       Real Estate Securities Trust

GROWTH FOCUS:
                                                  45.00%       500 Index Trust B
                                                  40.00%       DWS Core Fixed Income VIP
                                                  15.00%       Optimized All Cap Trust

SECTOR FOCUS:
                                                  40.00%       DWS Core Fixed Income VIP
                                                  30.00%       Total Stock Market Index Trust
                                                  15.00%       Real Estate Securities Trust
                                                  15.00%       Optimized All Cap Trust

US ALL-CAPITALIZATION:
                                                  40.00%       DWS Core Fixed Income VIP
                                                  15.00%       500 Index Trust B
                                                  15.00%       Small Cap Index Trust
                                                  15.00%       Optimized All Cap Trust
                                                  15.00%       Mid Cap Index Trust

                                            Percentage of
         Model Allocation Name                Allocation                    Fund Name
----------------------------------------    --------------     -------------------------------------
VALUE FOCUS:
                                                  40.00%       DWS Core Fixed Income VIP
                                                  30.00%       Optimized All Cap Trust
                                                  15.00%       Optimized Value Trust
                                                  15.00%       Fundamental Value Trust

(1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

We reserve the right to:

      - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

      - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;

      -     limit your ability to transfer between existing Investment Options;
            and/or

      - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

INCOME PLUS FOR LIFE SERIES

Income Plus for Life Series Definitions

Unless specified otherwise, the following definitions apply to both the Income Plus for Life and Income Plus for Life - Joint Life Riders:

AGE 65 CONTRACT ANNIVERSARY MEANS the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:

      -     the Covered Person attains age 95 under Income Plus for Life; or

      -     the older Owner attains age 95 under Income Plus for Life-Joint
            Life.

BENEFIT BASE means:

      -     a value we use to determine the Lifetime Income Amount.

      - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.

      - We may adjust the Benefit Base to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.

      -     The maximum Benefit Base is $5 million.

Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount.

BONUS OR LIFETIME INCOME BONUS means an increase in the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."

BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means:

      -     Initially, the first 10 Contract Years;

      - Each time a Step-up occurs, the Bonus Period extends to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

COVERED PERSON means (for Income Plus for Life):

      - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

      - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.

COVERED PERSON means (for Income Plus for Life - Joint Life):

      - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.

      - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.

      (For Income Plus for Life - Joint Life Non-Qualified Contracts):

      -     both the spouses must be named as co-Owners of the Contract; or

      - if only one spouse is named as an Owner of the Contract, the other spouse must be designated as the Beneficiary of the Contract.

      (For Income Plus for Life - Joint Life Qualified Contracts):

      - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

      -     the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 35 for additional information on the impact of divorce.)

EXCESS WITHDRAWAL means:

      - (for Income Plus for Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 5.0% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments;

      - (for Income Plus for Life - Joint Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 4.75% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; and

      - (for Income Plus for Life and Income Plus for Life - Joint Life) Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:

      - (for Income Plus for Life) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

      - (for Income Plus for Life - Joint Life) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.


We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

Any reduction or increase in the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount.

LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:

      - (for Income Plus for Life) you are age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2 (age 61 in NY).

      - (for Income Plus for Life - Joint Life) both you and your spouse are age 59 1/2 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime

            Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

RESET means a reduction of the Benefit Base if you take Excess Withdrawals.

STEP-UP means an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Income Plus for Life

The Income Plus for Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Covered Person is age 59 1/2 or older when you purchase the Income Plus for Life Rider (age 61 or older for Riders issued in New York), the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page D-13). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.

The version of the Income Plus for Life Rider issued in the state of New York (the "NY Income Plus for Life Rider") includes differences in five features of the Income Plus for Life Rider available outside of New York. Those features are:

      -     Lifetime Income Date;

      -     Lifetime Income Bonuses;

      -     Change of Riders;

      -     Impact of Withdrawals on Guaranteed Minimum Death Benefit; and

      -     Withdrawals under the Life Expectancy Distribution Program.

We describe the NY Income Plus for Life Rider differences in the discussions of these Income Plus for Life features. We also provide new examples (at the end of this Appendix) to illustrate hypothetical results of Contracts with a NY Income Plus for Life Rider. In all other respects, including the Rider fee, the NY Income Plus for Life Rider is the same as the Income Plus for Life Rider.

IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:

      -     the Contract Value immediately after the withdrawal; or

      -     the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 5% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section, below.)

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:

      - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

      -     the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. IF YOU TAKE AN EXCESS WITHDRAWAL, IT COULD LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE

INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) AND THEN YOU TAKE AN EXCESS WITHDRAWAL, IT COULD SIGNIFICANTLY REDUCE YOUR LIFETIME INCOME AMOUNT.

In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).

We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.

The Income Plus for Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" in this section, below.) In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Settlement Phase" in this section, below.) The Income Plus for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may Reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value each time you take a withdrawal.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus for Life, we may adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

      - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,

      - you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 5% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in you Contract) from the Guaranteed Minimum Death Benefit under the Contract. "Pro rata" means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

      - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

      -     the Withdrawal Amount ; divided by

      -     the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

For NY Income Plus for Life Riders, we change the way we reduce the Guaranteed Minimum Death Benefit under your Contract if you limit your withdrawals (including applicable withdrawal charges) during a Contract Year:

      - (for NY Income Plus for Life Riders purchased on or after the Covered Person attains age 61) to the Lifetime Income Amount; or,

      - (for NY Income Plus for Life Riders purchased before the Covered Person attains age 61) to 5% the Benefit Base each Contract Year before the Lifetime Income Date, and to the Lifetime Income Amount for each Contract Year after that.

In these circumstances, we will deduct the entire amount of the withdrawal (including any withdrawal charges) on a dollar for dollar basis from the Guaranteed Minimum Death Benefit. We will deduct any Excess Withdrawal in the manner described above.

You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

INCREASES IN THE BENEFIT BASE.  We will increase the Benefit Base:

      - by any applicable Bonus if you take no withdrawals during certain Contract Years;

      -     by any applicable Step-up to reflect certain increases in Contract
            Value;

      - to an established Target Amount if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and

      - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 29).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

      - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up or Reset the Benefit Base and/or the Lifetime Income Amount; otherwise

      - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.

We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The recalculated Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Income Plus for Life Series Riders" on page D-4). If you decline the Step-up, the fee rate will not be increased.

Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

TARGET AMOUNT. If you take no withdrawals under your Contract from the effective date of the Income Plus for Life Rider until the applicable "Target Date," we will calculate a "Target Amount" and increase the Benefit Base on the Target Date to equal the greater of:

      - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

      -     the Target Amount.

The "Target Date" is the later of:

      - the 10th Contract Anniversary after the effective date of the Income Plus for Life Rider; or

      - the Contract Anniversary on or next following the date the Covered Person attains age 69.

The "Target Amount" is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

      - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

      - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life.

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 59 1/2 (age 61 for NY Income Plus for Life Riders), and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. We will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Benefit Base or Lifetime Income Amount.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life's "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

      - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

      - If you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2 (age 61 for NY Income Plus for Life Riders), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

      - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED
OWNER IS:                    THEN INCOME PLUS FOR LIFE:
-------------------------    -------------------------------------------------------------------------------------------------------
1.     Not the Covered       -  may continue if the Beneficiary elects to continue the Contract within the time we permit under our
       Person and the           administrative rules. We will automatically increase the Benefit Base to equal the initial death
       Beneficiary is the       benefit we determine, if the death benefit is greater than the Benefit Base prior to our
       deceased Owner's         determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated
       spouse                   Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

                             -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                             -  continues to be eligible for any remaining Bonus amounts and Step-ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future
                                Step-ups if we increase the rate of the Income Plus for Life fee at that time.

2.     Not the Covered       -  may continue in the same manner as 1.
       Person and the
       Beneficiary is not    -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and
       the deceased             the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
       Owner's spouse
                             -  does  not  continue  to be  eligible  for  any  Bonus  amounts  and  Step-ups,  or a  Target  Amount adjustment.  We will permit the  Beneficiary  to opt out of an increase in the Benefit Base, if any, to reflect the  initial  death  benefit if we  increase  the rate of the Income Plus for Life fee at that time.

3.     The Covered Person    -  ends without any further benefit.
       and the Beneficiary
       is the deceased
       Owner's spouse

4.     The Covered Person    -  ends without any further benefit.
       and the Beneficiary
       is not the deceased
       Owner's spouse

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate the Income Plus for Life Rider once it is in effect. However, the Income Plus for Life Rider will terminate automatically upon the earliest of:

      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

      -     the date an Annuity Option begins;

      -     the date the Contract Value and the Benefit Base both equal zero;

      -     the death of the Covered Person; or

      -     termination of the Contract.

The addition of Income Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain Age 59 1/2 (age 61 for NY Income Plus for Life Riders) and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life is suitable for your needs, especially at older ages.

EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under Income Plus for Life.

Income Plus for Life - Joint Life
(Not available in New York or for non-Qualified Contracts in New Jersey)

Three main differences between Income Plus For Life - Joint Life and Income Plus for Life are:

      - Income Plus for Life - Joint Life offers a Lifetime Income Amount of 4.75%, where Income Plus for Life offers a Lifetime Income Amount of 5%;

      - Income Plus for Life - Joint Life guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age 59 1/2, where Income Plus for Life guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 59 1/2;

      - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life is based on the Anniversary after the single Covered Person attains age 69.

The Income Plus for Life - Joint Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. If both you and your spouse are age 59 1/2 or older when you purchase the Income Plus for Life Rider, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life Rider.

If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page D-18). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.

IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:

      -     the Contract Value immediately after the withdrawal; or

      -     the Benefit Base minus the Withdrawal Amount for that Contract Year.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 4.75% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section below.)

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:

      - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

      -     the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).

We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus for Life - Joint Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" in this section below.) In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Income Plus for Life - Impact of Withdrawals" on page D-11.) The Income Plus for Life - Joint Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value each time you take a withdrawal.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase the Income Plus for Life - Joint Life Rider, we may adjust the way we calculate the death benefit payable under your Contract upon death of the first Owner (or deemed Owner if the Owner is not a natural person) to die during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

      - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,

      - if you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 4.75% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in your Contract) from the Guaranteed Minimum Death Benefit under the Contract. "Pro rata" means we reduce the Guaranteed Minimum Death Benefit by an amount equal to:

      - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

      -     the Withdrawal Amount; divided by

      -     the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

      - by any applicable Bonus if you take no withdrawals during certain Contract Years;

      -     by any applicable Step-up to reflect certain increases in Contract
            Value;

      - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and

      - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 29).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

      - 7% (6% for Contracts issued prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

      - 7% (6% for Contracts issued prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.

We will not apply any Lifetime Income Bonus; however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The new Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.

Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

TARGET AMOUNT. If you take no withdrawals under your Contract from the Income Plus for Life - Joint Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:

      - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

      -     the Target Amount.

The "Target Date" is the later of:

      - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life Rider; or

      - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.

The "Target Amount" is 200% of Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life-Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life will enter its Settlement Phase as described in "Income Plus for Life-Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life benefit during the Settlement Phase.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

      - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.

      - If you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).

      - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life Rider fee (see "Fee for Income Plus for Life Series Riders" on page D-4). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Persons" above). If that happens and:

      - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

      - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

TERMINATION. The Income Plus for Life - Joint Life Rider terminates in accordance with the "Income Plus for Life-Termination" section, above.

You should consult with your registered representative to assist you in determining whether the Income Plus for Life - Joint Life Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must attain age 59 1/2 and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life Rider.

EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life Rider.

PRINCIPAL PLUS FOR LIFE SERIES

Principal Plus for Life Series Definitions

The following definitions apply to the Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders:

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Covered Person attains age 95.

BONUS means an increase in the Guaranteed Withdrawal Balance on each Contract Anniversary during the Rider's Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."

BONUS PERIOD means (except for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007), for the initial Bonus Period, the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

BONUS PERIOD means (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007) the first 10 Contract Years or each Contract Year up to the Contract Year in which the Covered Person attains age 80.

COVERED PERSON means:

      - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

      - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.

EXCESS WITHDRAWAL means any withdrawal you take that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount, or causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount.

GUARANTEED WITHDRAWAL AMOUNT means:

      - the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted;

      - the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance;

      -     the maximum Guaranteed Withdrawal Amount at any time is $250,000.

GUARANTEED WITHDRAWAL BALANCE means:

      - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.

      - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.

      - We adjust the Guaranteed Withdrawal Balance to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.

      -     The maximum Guaranteed Withdrawal Balance at any time is $5 million.

LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

LIFETIME INCOME DATE means the date on which we determine the Life Income Amount (under Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders). This will be the date you purchased the Rider if:

      - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders purchased on and after March 12,
            2007) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.

      - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.

RESET means a reduction of the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount.

STEP-UP means an increase in the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount on certain Contract Anniversary dates to reflect market performance that exceeds previously calculated benefits.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Principal Plus, Principal Plus for Life

The optional Principal Plus and Principal Plus for Life Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.

In addition, we designed the Principal Plus for Life Rider to permit you to withdraw a minimum annual amount, the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available to you as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:

      -     the Contract Value immediately after the withdrawal; or

      - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

      -     the Guaranteed Withdrawal Amount prior to the withdrawal; or

      - 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.

Under Principal Plus for Life, we also will recalculate the Lifetime Income Amount after the Lifetime Income Date if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:

      -     the Lifetime Income Amount prior to the withdrawal; or

      - 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or (under Principal Plus for Life) the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Under Principal Plus for Life, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Under Principal Plus for Life, if you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Guaranteed Withdrawal Balance value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

Principal Plus enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Guaranteed Withdrawal Balance immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (see "Rider Fees" and "Termination").

Principal Plus for Life enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero (see "Settlement Phase," below). The Principal Plus for Life benefit terminates if the Contract Value, Guaranteed Withdrawal Balance and Lifetime Income Amount immediately after a withdrawal are all equal to zero (see "Rider Fees" on page D-4, and "Termination," below).

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life) values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

      - by any applicable Bonus if you take no withdrawals during certain Contract Years;

      - by any applicable "Step-up" to reflect certain increases in Contract Value; and

      - to reflect Additional Purchase Payments (see "Purchase Payments" above).

Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and (under Principal Plus for Life) the Lifetime Income Amount.

BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the Bonus Period under Principal Plus is the first 5 Contract Years. The initial Bonus Period under Principal Plus for Life is the first 10 Contract Years, or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Principal Plus for Life Series Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or
(b) the Age 95 Contract Anniversary.

Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:

      - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise

      - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.

Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance (including any Bonus) on that date, we will automatically Step-up the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life), and the Rider Fee (see "Fee for Principal Plus for Life"). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase at the time of a Step-up the rate of the Rider fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Principal Plus for Life"). If you decline the Step-up, the fee rate will not be increased.

The Step-up Dates occur only while a Principal Plus or Principal Plus for Life Rider is in effect. Under Principal Plus and for Contracts issued with the Principal Plus for Life Rider before February 13, 2006, we schedule the Step-up Dates for every 3rd Contract Anniversary after the Contract Date (e.g. 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary. Contracts issued with the Principal Plus for Life Rider on and after February 13, 2006 (may vary by state) contain an enhanced schedule of Step-up Dates. Under this enhanced schedule, after the 3rd, 6th and 9th Contract Anniversary after the Contract Date, Step-up Dates under Principal Plus for Life include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. (In Oregon, we limit the duration of Step-up Dates to a maximum of 50 Contract Years.)

If you purchased a Principal Plus for Life Rider without the enhanced schedule, we may have issued a special endorsement, in states where approved, after we issued your Contract. This special endorsement to the Principal Plus for Life Rider increases Step-up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, we will only schedule Step-up Dates under the original schedule.

Step-ups under Principal Plus. Under Principal Plus, you may elect to Step-up the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-up Date. Subject to state approval, however, we may issue a special endorsement to the Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-up within 30 days of the respective Step-up Date if you choose to make it effective.

If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.

Step-ups under Principal Plus for Life. We will automatically increase (Step-up) the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the Rider Fee as described above. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Rider Fees").

If you decline an automatic scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic Step-ups.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

      - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

      - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor for further information.

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, Reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount (with respect to Principal Plus for Life) if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable, and all withdrawals during that year were under our Life Expectancy Distribution Program.

For Principal Plus, the Company's "Life Expectancy Amount" for each year is equal to the greater of:

      - the Contract Value as of the applicable date divided by the Owner's life expectancy; or

      - the Guaranteed Withdrawal Balance as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a Reset of the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero. If your Contract includes Principal Plus for Life, we will make distributions as part of the "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or (with respect to Principal Plus for Life) the Lifetime Income Amount.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Under Principal Plus, the Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero. Under Principal Plus for Life, the Settlement Phase begins if total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero. During the Settlement Phase under either Rider, your Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments and we will not deduct any charge for either Rider during the Settlement Phase.

At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies, as described in the following sections.

Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed

Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

Principal Plus for Life Settlement Phase. At the beginning of Principal Plus for Life's Settlement Phase, the settlement payment amount we permit you to choose varies:

      - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount (see "Impact of Withdrawals").

      - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero (see "Life Expectancy Distribution Program"). After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

      - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase. If the Covered Person is alive when the Guaranteed Withdrawal Balance is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.

      - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount (see "Impact of Withdrawals" above). We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Principal Plus and Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE BENEFICIARY IS:          THEN PRINCIPAL PLUS:
-----------------------------   --------------------------------------------------------------------------------------------
 1.    The deceased Owner's     - Continues if the Guaranteed Withdrawal Balance is greater than zero.
              spouse

                                - Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to Step-up the Guaranteed Withdrawal
                                  Balance if the death benefit on the date of determination is greater than the Guaranteed
                                  Withdrawal Balance.

                                - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life
                                  Expectancy Distributions. In such cases, the Guaranteed Withdrawal Balance may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

                                - Continues to impose the Principal Plus fee.

IF THE BENEFICIARY IS:          THEN PRINCIPAL PLUS:
-----------------------------   --------------------------------------------------------------------------------------------
                                - Continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-up Dates will also be measured beginning from the death benefit determination date but the latest Step-up Date will be no later than the
                                  30th Contract Anniversary after the Contract Date.

 2.      Not the deceased       - Continues in the same manner as above, except that Principal Plus does not continue to be
          Owner's spouse          eligible for any remaining Bonuses and Step-ups, other than the initial Step-up of the
                                  Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed
                                  Withdrawal Balance prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED
OWNER IS:                        THEN PRINCIPAL PLUS FOR LIFE:
---------------------------      ---------------------------------------------------------------------------------------------------

1.     The Covered Person and    -  Does not continue with respect to the Lifetime Income Amount, but continues with respect to the
       the Beneficiary is the       Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is
       deceased Owner's spouse      greater than zero. We will automatically Step-up the Guaranteed Withdrawal Balance to equal the initial death benefit we determine, if greater than the Guaranteed Withdrawal Balance prior to the death benefit.

                                 -  Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the
                                    Guaranteed Withdrawal Balance is still greater than zero.

                                 -  Continues to impose the Principal Plus for Life fee.

                                 -  Continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-up, if any, and any future Step-ups if we increase the rate of the Principal Plus for Life fee at that time.

2.     The Covered Person        -  Continues in the same manner as 1, except that Principal Plus for Life does not continue to be
       and the Beneficiary          eligible for any remaining Bonuses and Step-ups, other than the initial Step-up of the
       is not the deceased          Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed
       Owner's spouse               Withdrawal Balance prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.

3.     Not the Covered Person    -  Continues in the same manner as 1, except that Principal Plus for Life continues with respect to
       and the Beneficiary is       the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been
       the deceased Owner's         determined prior to the payment of any portion of the death benefit, we will determine the
       spouse                       initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached the Lifetime Income Date.

4.     Not the Covered Person    -  Continues in the same manner as 1, except that Principal Plus for Life continues with respect to
       and the Beneficiary is       the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been
       not the deceased Owner's     determined prior to the payment of any portion of the death benefit, we will determine the
       spouse                       initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached the Lifetime Income Date.

                                 -  In this case, Principal Plus for Life does not continue to be eligible for any remaining Bonuses and Step-ups, other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Rider, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the

Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate either the Principal Plus or the Principal Plus for Life Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

      - under Principal Plus, the date the Guaranteed Withdrawal Balance depletes to zero; or

      - under Principal Plus for Life, the date the Contract Value, the Guaranteed Withdrawal Balance and the Lifetime Income Amount all equal zero; or

      -     under Principal Plus, the Maturity Date; or

      -     under Principal Plus for Life, the date an Annuity Option begins; or

      -     termination of the Contract.

We impose an additional annual fee for a Principal Plus or Principal Plus for Life Rider to a Contract. Under Principal Plus for Life, the Covered Person must attain age 65 (59 1/2 for Principal Plus for Life Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits. Furthermore, these Riders limit the Investment Options otherwise available under the Contract, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.

EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus and Principal Plus for Life Riders at the end of this Appendix.

Principal Plus for Life Plus Automatic Annual Step-up

This version of the Principal Plus for Life optional benefit Rider is the same as the Principal Plus for Life optional benefit Rider, except that it provides annual "Step-up Dates" and we charge a different fee (see "Rider Fees" above). Please refer to the description of Principal Plus for Life, above, for a general overview of this Rider.

IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

      - by any applicable Bonus if you take no withdrawals during certain Contract Years;

      - by any applicable "Step-up" to reflect certain increases in Contract Value; and

      - to reflect Additional Purchase Payments (see "Purchase Payments" in "Description of the Contract - Accumulation Period Provisions").

BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. The initial Bonus Period under Principal Plus for Life Plus Automatic Annual Step-up is the first 10 Contract Years, or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:

      - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise

      - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.

Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the

Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.

STEP-UPS. If you elected this Rider, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance (including any Bonus) to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary up to and including the Age 95 Contract Anniversary while the Rider is in effect, provided the Contract Value is greater than the Guaranteed Withdrawal Balance on that date (and provided you have not chosen to decline the Step-up as described under "Principal Plus for Life - Step-ups"). (In Oregon, we limit the maximum duration of Step-up Dates to 50 years.)

Each time we apply a Step-up, we will also recalculate the Guarantee Withdrawal Amount and the Lifetime Income Amount as described in "Principal Plus for Life - Step-ups" above. We also reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-up Rider fee up to a maximum rate of 1.20% of the adjusted Guaranteed Withdrawal Balance. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased. If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent annual Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic annual Step-ups.

We impose an additional annual fee for Step-ups, and we provide no assurance that your Contract Value will be sufficient on any Step-up Date to receive an increase in the guarantees we provide under a Principal Plus for Life Plus Automatic Annual Step-up Rider. The amount that may be provided by more frequent Step-up Dates under the Rider, may, over time, be more than offset by the additional fee associated with this Rider compared to the Principal Plus for Life Rider fee. Similar to Principal Plus for Life, this Rider limits the investment options otherwise available under the Contract, requires the Covered Person to attain age 65 (59 1/2 for Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus.

EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus for Life Plus Automatic Annual Step-up Rider at the end of this Appendix.

PRINCIPAL RETURNS

Principal Returns Definitions

The following definitions apply to the Principal Returns Rider:

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 95.

FIRST YEAR PURCHASE PAYMENTS means the amount you pay for your Contract from the date the Rider goes into effect until the next following Contract Anniversary.

GUARANTEED WITHDRAWAL AMOUNT means:

      - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted.

      - The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance.

      -     The maximum Guaranteed Withdrawal Amount at any time is $400,000.

GUARANTEED WITHDRAWAL BALANCE means:

      - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.

      - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.

      -     The maximum Guaranteed Withdrawal Balance at any time is $5 million.

RESET means a reduction of the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount.

STEP-UP means an increase in the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount on certain anniversary dates to reflect market performance that exceeds previously calculated benefits. We use the term "withdrawal" to refer to amounts withdrawn, including any applicable withdrawal charges.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Description of the Principal Returns Rider

The optional Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may Reset the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.

IMPACT OF PURCHASE PAYMENTS AND RESTRICTIONS ON PURCHASE PAYMENTS. We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and (unless the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment) increase it to equal the lesser of:

     - 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Purchase Payment.


Impact on Accumulation Benefit of Additional Purchase Payments during Contract Years Two through Ten. The Accumulation Benefit compares (a) your First Year Purchase Payments up to $5 million to (b) your Contract Value at the end of the first 10 Contract Years plus all fees paid for the Principal Returns Rider during that period. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the period will reflect these investments. Therefore, these Additional Purchase Payments reduce your ability to recover investment losses, if any, on your First Year Purchase Payments through the Accumulation Benefit.

Please see "Accumulation Benefit" below for further details about this feature.

Restrictions on Purchase Payments for Contracts with the Principal Returns Rider. If you purchase the Principal Returns Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during the Rider's "Settlement Phase." Other limitations on Additional Purchase Payments may vary by state.

Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract other than in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Additional Purchase Payments:

      - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

      - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you become Age
            65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

      - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

      -     we will not accept any Purchase Payment after the Owner becomes age
            81.

You should consult with a qualified tax advisor regarding your Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal of additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed

Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:

      -     the Contract Value immediately after the withdrawal; or

      - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

      -     the Guaranteed Withdrawal Amount prior to the withdrawal; or

      - 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance and/or Guaranteed Withdrawal Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

The Principal Returns Rider enters a "Settlement Phase" if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero (see "Settlement Phase" below). The Principal Returns Rider benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (see "Rider Fees" and "Termination").

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset (i.e., reduce) the Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of the Principal Returns Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

      - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

      - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing a Principal Returns Rider.

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not make any further withdrawals under the program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero.

Withdrawals under the Life Expectancy Distribution program during your life expectancy (or joint life expectancy) will not be treated as a withdrawal in excess of the permitted Guaranteed Withdrawal Amount. This means that we will not Reset your Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if a withdrawal under the program causes total withdrawals during a Contract

Year to exceed the Guaranteed Withdrawal Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for an Accumulation Benefit at your 10th Contract Anniversary.

Increases in Guaranteed Amounts under the Principal Returns Rider. We will increase the Guaranteed Withdrawal Balance:

      - to reflect Additional Purchase Payments (see "Impact of Purchase Payments and Restrictions on Purchase Payments" above); and

      -     by any applicable Step-up to reflect certain increases in Contract
            Value.

We will increase your Contract Value at the end of the first 10 Contract Years if:

      -     the Principal Returns Rider is in effect at that time; and

      -     you did not make any withdrawals during the first 10 Contract Years.

We describe how we calculate and apply the increase in the "Accumulation Benefit" paragraph, below.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount

Step-ups. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance on that date, we will recalculate the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we recalculate a Step-up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Guaranteed Withdrawal Balance.

The Step-up Dates occur only while the Principal Returns Rider is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. On a Step-up Date, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value.

We reserve the right to increase the rate of the fee on any Step-up Date, up to a maximum rate of .95%. Even if we do not increase the rate of the fee, however, each time a Step-up goes into effect the dollar amount of the Rider fee will increase to reflect the stepped-up Guaranteed Withdrawal Balance value. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up (see "Rider Fees").

If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance at that time, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.

Accumulation Benefit (not available in Washington). When you purchase the Principal Returns Rider, we guarantee that, as long as you take no withdrawals during the first 10 Contract Years, your Contract Value at the end of this period will equal the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and add it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You should consider your liquidity needs during the first 10 Contract Years before purchasing a Principal Returns Rider. You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

SETTLEMENT PHASE. We automatically make settlement payments during the "Settlement Phase" under the Principal Returns Rider. The Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero.

At the beginning of the Principal Returns Rider's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit

Before Maturity Date" section of the Contract, described in "Accumulation Period Provisions - Death Benefit During Accumulation Period."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.

Impact of Death Benefits If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of the Principal Returns Rider. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

      -     Continues if the Guaranteed Withdrawal Balance is greater than zero.

      - Steps-up the Guaranteed Withdrawal Balance to equal the death benefit if the death benefit on the date of determination is greater than the Guaranteed Withdrawal Balance.

      - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may Reset the Guaranteed Withdrawal Balance, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

      -     Continues to impose the Rider fee.

      - Continues to be eligible for any remaining Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-up Dates will also be measured beginning from the death benefit determination date.

      - Ends any remaining Step-ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine an Adjusted Guaranteed Withdrawal Balance and the annual Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

ADDITIONAL ANNUITY OPTION FOR CONTRACTS WITH A PRINCIPAL RETURNS RIDER. Please see "Pay-Out Period Provisions" on page 38 for a description of Annuity Options available under a Contract.

TAX CONSIDERATIONS. Please see "VII. Federal Tax Matters" on page 51 for information on tax considerations related to optional benefit Riders.

TERMINATION. You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates, automatically, however, upon the earliest of:

      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

      - the date the Guaranteed Withdrawal Balance and the Contract Value both deplete to zero; or

      -     the date an Annuity Option under the Contract begins; or

      - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any upgrade program that we may make available in the future; or

      -     termination of the Contract.

We impose an additional annual fee for the Principal Returns Rider. Furthermore, the Rider limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.

EXAMPLES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

The following examples provide hypothetical illustrations of the benefits provided under the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns optional benefit Riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

EXAMPLES 1a, 1b, 1c AND 1d ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 1a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS.

CONTRACTS ISSUED ON OR AFTER JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                PURCHASE   LIFETIME INCOME   WITHDRAWAL               BENEFIT BASE ON CONTRACT
CONTRACT YEAR   PAYMENTS       AMOUNT           TAKEN       BONUS           ANNIVERSARY
-------------   --------   ---------------   ----------   ---------   ------------------------
  At issue      $100,000           N/A         $    0       $     0           $  100,000(1)
     1                 0           N/A              0         7,000(2)           107,000(3)
     2                 0           N/A              0         7,000              114,000
     3                 0           N/A              0         7,000              121,000
     4                 0           N/A              0         7,000              128,000
     5                 0           N/A              0         7,000              135,000
     6                 0           N/A              0         7,000              142,000
     7                 0           N/A              0         7,000              149,000
     8                 0           N/A              0         7,000              156,000
     9                 0           N/A              0         7,000              163,000
    10                 0           N/A              0         7,000              170,000
    11                 0      $  8,500(4)       8,500             0              170,000
    12                 0         8,500          8,500             0              170,000
    13                 0         8,500          8,500             0              170,000
    14                 0         8,500          8,500             0              170,000
    15                 0         8,500          8,500             0              170,000
    20                 0         8,500          8,500             0              170,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $170,000 = $8,500).

CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008 OR IN NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 51, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                                                                                         BENEFIT BASE ON
                                     LIFETIME INCOME                                         CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS        AMOUNT         WITHDRAWAL TAKEN      BONUS       ANNIVERSARY
-------------   -----------------   -----------------   ----------------   ----------    ---------------
  At issue          $  100,000              N/A            $        0      $        0      $   100,000(1)
      1                      0              N/A                     0           6,000(2)       106,000(3)
      2                      0              N/A                     0           6,000          112,000
      3                      0              N/A                     0           6,000          118,000
      4                      0              N/A                     0           6,000          124,000
      5                      0              N/A                     0           6,000          130,000
      6                      0              N/A                     0           6,000          136,000
      7                      0              N/A                     0           6,000          142,000
      8                      0              N/A                     0           6,000          148,000
      9                      0              N/A                     0           6,000          154,000
     10             $        0              N/A                     0           6,000          160,000
     11                      0         $  8,000(4)              8,000               0          160,000
     12                      0            8,000                 8,000               0          160,000
     13                      0            8,000                 8,000               0          160,000
     14                      0            8,000                 8,000               0          160,000
     15                      0            8,000                 8,000               0          160,000
     20                      0            8,000                 8,000               0          160,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000).

EXAMPLE 1B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                                                                                LIFETIME INCOME
                                                         LIFETIME INCOME                      BENEFIT BASE ON      AMOUNT ON
                                    BENEFIT BASE AFTER     AMOUNT AFTER                          CONTRACT           CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS    PURCHASE PAYMENT    URCHASE PAYMENT   WITHDRAWAL TAKEN     ANNIVERSARY       ANNIVERSARY
-------------   -----------------   ------------------   ---------------   ----------------   ---------------   ---------------
  At issue          $  100,000        $   100,000           $   5,000                --          $  100,000        $    5,000
      1                 10,000(1)         110,000(1)            5,500(1)        $ 5,500             110,000             5,500
      2                 10,000(2)         114,500(2)            5,725(2)          5,725             114,500             5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500) The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 1c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.

                                                                      HYPOTHETICAL
                                                                   CONTRACT VALUE ON
                             LIFETIME INCOME                           CONTRACT        BENEFIT BASE ON
                 PURCHASE      AMOUNT AFTER                        ANNIVERSARY PRIOR       CONTRACT
CONTRACT YEAR    PAYMENTS    PURCHASE PAYMENT   WITHDRAWAL TAKEN     TO RIDER FEE        ANNIVERSARY
-------------   ----------   ----------------   ----------------   -----------------   ---------------
   At issue      $ 100,000              --                 --                  --       $   100,000
      1                  0      $    5,000         $    5,000          $  102,000           102,000(1)
      2                  0           5,100(1)           5,100(1)          103,514           103,514
      3                  0           5,176              5,176             105,020           105,020
      4                  0           5,251              5,251              94,013(2)        105,020(2)
      5                  0           5,251              5,251              78,793           105,020

(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $5,100).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.

EXAMPLE 1d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Purchase Payments in years 2, 13 and 15, an Excess Withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.

                IFETIME INCOME
                AMOUNT BEFORE     PURCHASE                       HYPOTHETICAL CONTRACT                  LIFETIME INCOME
CONTRACT YEAR    TRANSACTION      PAYMENTS    WITHDRAWAL TAKEN          VALUE            BENEFIT BASE       AMOUNT
-------------   --------------   ----------   ----------------   ---------------------   ------------   ---------------
  At issue                        $ 100,000      $       --            $ 100,000         $ 100,000         $  5,000
      1            $ 5,000                0          10,000(1)            85,000            85,000(1)         4,250(1)
      2              4,250           10,000(2)            0               93,500            95,000(2)         4,750(2)
     12              4,750                0               0              120,000           120,000            6,000
     13              6,000           10,000(3)            0              130,000           130,000(3)         6,500(3)
     14              6,500                0           6,500              123,500           130,000            6,500
     15              6,500           10,000(4)            0              130,000           133,500(4)         6,675(4)
     16              6,675                0               0              125,000           133,500            6,675

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 5% of the new Benefit Base (.05 x $85,000 = $4,250).

(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .05 x $95,000 = $4,750.

(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.

(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLES 2a, 2b, 2c AND 2d ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 2a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS.

CONTRACTS ISSUED ON OR AFTER JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.

                PURCHASE    LIFETIME INCOME                                 BENEFIT BASE ON CONTRACT
CONTRACT YEAR   PAYMENTS         AMOUNT       WITHDRAWAL TAKEN    BONUS          ANNIVERSARY
-------------   ---------   ---------------   ----------------   --------   ------------------------
  At issue      $ 100,000           N/A             $ 0          $      0         $  100,000(1)
     1                  0           N/A               0             7,000(2)         107,000(3)
     2                  0           N/A               0             7,000            114,000
     3                  0           N/A               0             7,000            121,000
     4                  0           N/A               0             7,000            128,000
     5                  0           N/A               0             7,000            135,000
     6                  0           N/A               0             7,000            142,000
     7                  0           N/A               0             7,000            149,000
     8                  0           N/A               0             7,000            156,000
     9                  0           N/A               0             7,000            163,000
    10                  0           N/A               0             7,000            170,000
    11                  0      $  8,075(4)        8,075                 0            170,000
    12                  0         8,075           8,075                 0            170,000
    13                  0         8,075           8,075                 0            170,000
    14                  0         8,075           8,075                 0            170,000
    15                  0         8,075           8,075                 0            170,000
    20                  0         8,075           8,075                 0            170,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $170,000 = $8,075)

CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.

                                                                                      BENEFIT BASE ON
                                    LIFETIME INCOME                                      CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS       AMOUNT        WITHDRAWAL TAKEN    BONUS         ANNIVERSARY
-------------   -----------------   ---------------   ----------------   ---------    ---------------
  At issue        $  100,000              N/A            $       0       $       0     $   100,000(1)
      1                    0              N/A                    0           6,000(2)      106,000(3)
      2                    0              N/A                    0           6,000         112,000
      3                    0              N/A                    0           6,000         118,000
      4                    0              N/A                    0           6,000         124,000
      5                    0              N/A                    0           6,000         130,000
      6                    0              N/A                    0           6,000         136,000
      7                    0              N/A                    0           6,000         142,000
      8                    0              N/A                    0           6,000         148,000
      9                    0              N/A                    0           6,000         154,000
     10                    0              N/A                    0           6,000         160,000
     11                    0          $ 7,600(4)             7,600               0         160,000
     12                    0            7,600                7,600               0         160,000
     13                    0            7,600                7,600               0         160,000
     14                    0            7,600                7,600               0         160,000
     15                    0            7,600                7,600               0         160,000
     20                    0            7,600                7,600               0         160,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $160,000 = $7,600).

EXAMPLE 2b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at youngest Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                    LIFETIME INCOME                                    LIFETIME
                                                      AMOUNT AFTER                 BENEFIT BASE ON   INCOME AMOUNT
CONTRACT                       BENEFIT BASE AFTER      PURCHASE       WITHDRAWAL      CONTRACT        ON CONTRACT
  YEAR     PURCHASE PAYMENTS    PURCHASE PAYMENT        PAYMENT         TAKEN        ANNIVERSARY      ANNIVERSARY
--------   -----------------   ------------------   ---------------   ----------   ---------------   -------------
At issue      $  100,000         $  100,000            $  4,750              --     $    100,000      $   5,000
   1              10,000(1)         110,000(1)            5,225(1)     $  5,225          110,000          5,225
   2              10,000(2)         114,775(2)            5,452(2)        5,452          114,775          5,452


(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,225) = $114,775). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).

EXAMPLE 2c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2 of the youngest Covered Person, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base Steps-up at the end of Contract Years 1, 2 and 3.

                                                                             HYPOTHETICAL
                                                                          CONTRACT VALUE ON
                                    LIFETIME INCOME                           CONTRACT
                                      AMOUNT AFTER                           ANNIVERSARY         BENEFIT BASE ON
CONTRACT YEAR   PURCHASE PAYMENTS   PURCHASE PAYMENT   WITHDRAWAL TAKEN   PRIOR TO RIDER FEE   CONTRACT ANNIVERSARY
-------------   -----------------   ----------------   ----------------   ------------------   --------------------
  At issue          $ 100,000                  --                --                   --          $    100,000
     1                      0          $    4,750         $   4,750          $   102,250               102,250
     2                      0               4,857(1)          4,857(1)           104,025               104,025(1)
     3                      0               4,941             4,941              105,800               105,800
     4                      0               5,026             5,026               94,977(2)            105,800(2)
     5                      0               5,026             5,026               79,882               105,800

(1) At the end of Contract Year 1, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.

EXAMPLE 2d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Payments in years 2, 13 and 15, an excess withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.

                 LIFETIME INCOME
                  AMOUNT BEFORE     PURCHASE                       HYPOTHETICAL CONTRACT                  LIFETIME INCOME
CONTRACT MONTH     TRANSACTION      PAYMENTS    WITHDRAWAL TAKEN          VALUE            BENEFIT BASE       AMOUNT
--------------   ---------------   ----------   ----------------   ---------------------   ------------   ---------------
   At issue                         $ 100,000      $      --            $  100,000           $  100,000      $  4,750
       1             $ 4,750                0         10,000(1)             85,000               85,000(1)      4,038(1)
       2               4,038           10,000(2)           0                93,500               95,000(2)      4,513(2)
      12               4,513                0              0               120,000              120,000         5,700
      13               5,700           10,000(3)           0               130,000              130,000(3)      6,175(3)
      14               6,175                0          6,175               123,825              130,000         6,175
      15               6,175           10,000(4)           0               130,000              133,825(4)      6,357(4)
      16               6,357                0              0               125,000              133,825         6,357

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 4.75% of the new Benefit Base (.0475 x $85,000 = $4,038).

(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .0475 x $95,000 = $4,513.

(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.

(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x $133,825 =
      $6,357.

EXAMPLES 3a, 3b AND 3c ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS OPTIONAL BENEFIT RIDER.

EXAMPLE 3a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 20 Contract Years and there are no Step-ups.

                                                                                      GUARANTEED WITHDRAWAL
                                    GUARANTEED WITHDRAWAL                              BALANCE ON CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS          AMOUNT           WITHDRAWAL TAKEN  BONUS        ANNIVERSARY
-------------   -----------------   ---------------------   ----------------  -----   ---------------------
   At issue        $  100,000                    --             $     --       $ --        $  100,000(1)
       1                    0              $  5,000(1)             5,000          0(2)         95,000
       2                    0                 5,000                5,000(2)       0            90,000(3)
       3                    0                 5,000                5,000          0            85,000
       4                    0                 5,000                5,000          0            80,000
       5                    0                 5,000                5,000          0            75,000
      10                    0                 5,000                5,000          0            50,000
      20                    0                 5,000                5,000          0                 0(4)

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000).

(2) In this example, withdrawals each year equal the Guaranteed Withdrawal Amount. There is no Bonus in any year that a withdrawal is taken.

(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($95,000 - $5,000 = $90,000).

(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 20 years. At the end of 20 years, the Guaranteed Withdrawal Balance is zero and the Rider will terminate.

EXAMPLE 3b. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in Bonuses in those years) and there are no Step-ups.

                                    GUARANTEED WITHDRAWAL                                GUARANTEED WITHDRAWAL
                                    AMOUNT AFTER PURCHASE                                 BENEFIT ON CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS          PAYMENT          WITHDRAWAL TAKEN    BONUS         ANNIVERSARY
-------------   -----------------   ---------------------   ----------------   -------   ---------------------
  At issue         $  100,000             $     --                   --             --        $  100,000
     1                      0                5,000              $     0        $ 5,000(1)       105,0001
     2                 10,000(B)             5,750(2)                 0          5,500           120,500
     3                      0                6,025                6,025(3)           0(4)       114,4753
     4                      0                6,025                    0          5,500           119,975
     5                      0                6,025                    0          5,500           125,475

(1) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The new Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 - $5,250).

(2) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $5,250, see footnote A above. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.05 x ($105,000 + $10,000) = $5,750) or (b) the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 5% of the Purchase Payment ($5,250 + (.05 x $10,000)) = $5,750).

(3) In this example there is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. Since this withdrawal does not exceed the Guaranteed Withdrawal Amount, the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).

(4)   No Bonus is payable in any year that a withdrawal is taken.

EXAMPLE 3c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, the Owner elects to Step-up the Guaranteed Withdrawal Balance at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).

                        GUARANTEED WITHDRAWAL                HYPOTHETICAL CONTRACT VALUE           GUARANTEED WITHDRAWAL
CONTRACT    PURCHASE    AMOUNT AFTER PURCHASE   WITHDRAWAL   ON CONTRACT ANNIVERSARY                BALANCE ON CONTRACT
  YEAR      PAYMENTS           PAYMENT            TAKEN            PRIOR TO FEE            BONUS        ANNIVERSARY
--------   ----------   ---------------------   ----------   ---------------------------   -----   ---------------------
At issue    $ 100,000               --                  --                   --              --         $  100,000
   1                0        $   5,000            $  5,000            $ 102,000             $ 0             95,000
   2                0            5,000               5,000              103,828               0             90,000
   3                0            5,000               5,000              105,781(1)            0            105,781(1)
   4                0            5,289(2)            5,289               94,946               0            100,492
   5                0            5,289              10,000(3)            79,898(3)            0             79,898(3)

(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289).

(3) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.05 x $79,898 = $3,995).

EXAMPLES 4a, 4b, 4c AND 4d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 4a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.

                                                                                             GUARANTEED
                             GUARANTEED                                                  WITHDRAWAL BALANCE
                 PURCHASE    WITHDRAWAL   LIFETIME INCOME                                   ON CONTRACT
CONTRACT YEAR    PAYMENTS      AMOUNT         AMOUNT        WITHDRAWAL TAKEN    BONUS       ANNIVERSARY
-------------   ----------   ----------   ---------------   ----------------   -------   ------------------
  At issue       $ 100,000          N/A           N/A            $     0       $     0       $ 100,000(1)
      1                  0      $ 5,000(1)        N/A                  0         5,000(2)      105,000(3)
      2                  0        5,250(3)        N/A                  0         5,000         110,000
      3                  0        5,500           N/A                  0         5,000         115,000
      4                  0        5,750           N/A                  0         5,000         120,000
      5                  0        6,000           N/A                  0         5,000         125,000
      6                  0        6,250           N/A                  0         5,000         130,000
      7                  0        6,500           N/A                  0         5,000         135,000
      8                  0        6,750           N/A                  0         5,000         140,000
      9                  0        7,000           N/A                  0         5,000         145,000
     10                  0        7,250           N/A                  0         5,000         150,000
     11                  0        7,500       $ 7,500(4)           7,500             0         142,500
     12                  0        7,500         7,500              7,500             0         135,000
     13                  0        7,500         7,500              7,500             0         127,500
     14                  0        7,500         7,500              7,500             0         120,000
     15                  0        7,500         7,500              7,500             0         112,500
     20                  0        7,500         7,500              7,500             0          75,000
     25                  0        7,500         7,500              7,500             0          37,500
     30                  0        7,500         7,500              7,500             0               0
     31+                 0            0         7,500              7,500             0               0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 4b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                   LIFETIME INCOME                      BENEFIT BASE ON     LIFETIME INCOME
                 PURCHASE    BENEFIT BASE AFTER     AMOUNT AFTER                           CONTRACT       AMOUNT ON CONTRACT
CONTRACT YEAR    PAYMENTS     PURCHASE PAYMENT    PURCHASE PAYMENT   WITHDRAWAL TAKEN     ANNIVERSARY        ANNIVERSARY
-------------   ----------   ------------------   ----------------   ----------------   ---------------   ------------------
  At issue       $ 100,000       $ 100,000            $ 5,000                  --          $ 100,000            $ 5,000
      1             10,000(1)      110,000(1)           5,500(1)         $  5,500            104,500              5,500
      2             10,000(2)      114,500(2)           5,725(2)            5,725            108,775              5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 4c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.

                                                                                            HYPOTHETICAL
                                GUARANTEED      LIFETIME INCOME                          CONTRACT VALUE ON
                                WITHDRAWAL        AMOUNT AFTER                                CONTRACT               GUARANTEED
                 PURCHASE      AMOUNT AFTER         PURCHASE                            ANNIVERSARY PRIOR TO   WITHDRAWAL BALANCE ON
CONTRACT YEAR    PAYMENTS    PURCHASE PAYMENT        PAYMENT      WITHDRAWAL TAKEN           RIDER FEE         CONTRACT ANNIVERSARY
-------------   ----------   ----------------   ---------------   ----------------      --------------------   ---------------------
   At issue      $ 100,000           --                 --                  --                      --               $ 100,000
      1                  0        $ 5,000          $ 5,000             $ 5,000               $ 102,000                  95,000
      2                  0          5,000            5,000               5,000                 103,828                  90,000
      3                  0          5,000            5,000               5,000                 105,781                 105,781(1)
      4                  0          5,289(2)         5,289(2)            5,289                  94,946                 100,492

(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $107,881 = $5,289).

EXAMPLE 4d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 2c, but with a withdrawal of $10,000 at the end of year 4.

                                                                                         HYPOTHETICAL
                                GUARANTEED      LIFETIME INCOME                       CONTRACT VALUE ON
                                WITHDRAWAL        AMOUNT AFTER                             CONTRACT              GUARANTEED
                 PURCHASE      AMOUNT AFTER        PURCHASE                          ANNIVERSARY PRIOR TO   WITHDRAWAL BALANCE ON
CONTRACT YEAR    PAYMENTS    PURCHASE PAYMENT       PAYMENT       WITHDRAWAL TAKEN        RIDER FEE         CONTRACT ANNIVERSARY
-------------   ----------   ----------------   ---------------   ----------------   --------------------   ---------------------
  At issue       $ 100,000            --                 --                 --                   --              $  100,000
      1                  0        $ 5,000           $ 5,000            $ 5,000            $ 102,000                  95,000
      2                  0          5,000             5,000              5,000              103,828                  90,000
      3                  0          5,000             5,000              5,000              105,781                 105,781
      4                  0          5,289             5,289             10,000               90,235                  90,235(1)
      5                  0          4,512(1)          4,512(1)           4,512               76,319                  85,723

(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,289. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,235) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,781 - $10,000 = $95,781). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $90,235 = $4,512).

EXAMPLES 5a 5b, 5c AND 5d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UPS OPTIONAL BENEFIT RIDER.

EXAMPLE 5a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.

                                                                                             GUARANTEED
                             GUARANTEED                                                  WITHDRAWAL BALANCE
                 PURCHASE    WITHDRAWAL   LIFETIME INCOME                                    ON CONTRACT
CONTRACT YEAR    PAYMENTS      AMOUNT         AMOUNT        WITHDRAWAL TAKEN    BONUS        ANNIVERSARY
-------------   ----------   ----------   ---------------   ----------------   -------   ------------------
   At issue      $ 100,000          N/A           N/A           $     0         $    0       $ 100,000(1)
       1                 0      $ 5,000(1)        N/A                 0          5,000(2)      105,000(3)
       2                 0        5,250(3)        N/A                 0          5,000         110,000
       3                 0        5,500           N/A                 0          5,000         115,000
       4                 0        5,750           N/A                 0          5,000         120,000
       5                 0        6,000           N/A                 0          5,000         125,000
       6                 0        6,250           N/A                 0          5,000         130,000
       7                 0        6,500           N/A                 0          5,000         135,000
       8                 0        6,750           N/A                 0          5,000         140,000
       9                 0        7,000           N/A                 0          5,000         145,000
      10                 0        7,250           N/A                 0          5,000         150,000
      11                 0        7,500       $ 7,500(4)          7,500              0         142,500
      12                 0        7,500         7,500             7,500              0         135,000
      13                 0        7,500         7,500             7,500              0         127,500
      14                 0        7,500         7,500             7,500              0         120,000
      15                 0        7,500         7,500             7,500              0         112,500
      20                 0        7,500         7,500             7,500              0          75,000
      25                 0        7,500         7,500             7,500              0          37,500
      30                 0        7,500         7,500             7,500              0               0
      31+                0            0         7,500             7,500              0               0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount , the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 5b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up

                                                  LIFETIME INCOME                       BENEFIT BASE ON    LIFETIME INCOME
                 PURCHASE    BENEFIT BASE AFTER     AMOUNT AFTER                           CONTRACT       AMOUNT ON CONTRACT
CONTRACT YEAR    PAYMENTS     PURCHASE PAYMENT    PURCHASE PAYMENT   WITHDRAWAL TAKEN     ANNIVERSARY        ANNIVERSARY
-------------   ----------   ------------------   ----------------   ----------------   ---------------   ------------------
   At issue      $ 100,000       $ 100,000            $ 5,000                              $ 100,000           $ 5,000
      1             10,000(1)      110,000(1)           5,500(1)          $ 5,500            104,500             5,500
      2             10,000(2)      114,500(2)           5,725(2)            5,725            108,775             5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 5c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Years 1, 2 and 3.

                                                                                         HYPOTHETICAL
                                GUARANTEED      LIFETIME INCOME                       CONTRACT VALUE ON
                                WITHDRAWAL       AMOUNT AFTER                              CONTRACT               GUARANTEED
                 PURCHASE      AMOUNT AFTER        PURCHASE                          ANNIVERSARY PRIOR TO   WITHDRAWAL BALANCE ON
CONTRACT YEAR    PAYMENTS    PURCHASE PAYMENT       PAYMENT       WITHDRAWAL TAKEN        RIDER FEE         CONTRACT ANNIVERSARY
-------------   ----------   ----------------   ---------------   ----------------   --------------------   ---------------------
   At issue      $ 100,000            --                --                 --                    --               $ 100,000
      1                  0         5,000             5,000              5,000               102,000                 102,000(1)
      2                  0         5,100(2)          5,100              5,100               103,514                 103,514
      3                  0         5,176             5,176              5,176               105,020                 105,020
      4                  0         5,251             5,251              5,251                94,012                  99,769

(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Guaranteed Withdrawal Balance ($10,000 - $5,000 = $95,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $102,000.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $102,000 = $5,100).

EXAMPLE 5d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 3c, but with a withdrawal of $10,000 at the end of year 4.

                                                                                         HYPOTHETICAL
                                GUARANTEED      LIFETIME INCOME                       CONTRACT VALUE ON
                                WITHDRAWAL       AMOUNT AFTER                              CONTRACT               GUARANTEED
                 PURCHASE      AMOUNT AFTER        PURCHASE                          ANNIVERSARY PRIOR TO   WITHDRAWAL BALANCE ON
CONTRACT YEAR    PAYMENTS    PURCHASE PAYMENT       PAYMENT       WITHDRAWAL TAKEN         RIDER FEE        CONTRACT ANNIVERSARY
-------------   ----------   ----------------   ---------------   ----------------   --------------------   ---------------------
   At issue      $ 100,000             --                --                 --                   --              $ 100,000
      1                  0        $ 5,000           $ 5,000           $  5,000            $ 102,000                102,000
      2                  0          5,100             5,100              5,100              103,514                103,514
      3                  0          5,176             5,176              5,176              105,020                105,020
      4                  0          5,251             5,251             10,000               89,263                 89,263(1)
      5                  0          4,463(1)          4,463(1)           4,463               75,307                 84,800

(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,263) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020 - $10,000 = $95,020). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,263 = $4,463).

EXAMPLES 6a, 6b, 6c AND 6d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL RETURNS OPTIONAL BENEFIT RIDER.

EXAMPLE 6a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS OF THE GUARANTEED WITHDRAWAL AMOUNT. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 12 Contract Years and there are no Step-ups.

                                                                                         GUARANTEED WITHDRAWAL BALANCE
CONTRACT YEAR   PURCHASE PAYMENTS   GUARANTEED WITHDRAWAL AMOUNT   WITHDRAWAL TAKEN(2)      ON CONTRACT ANNIVERSARY
-------------   -----------------   ----------------------------   -------------------   -----------------------------
   At issue         $ 100,000                  $ 8,000                       --                    $ 100,000(1)
       1                    0                    8,000                  $ 8,000                       92,000(3)
       2                    0                    8,000                    8,000                       84,000
       3                    0                    8,000                    8,000                       76,000
       4                    0                    8,000                    8,000                       68,000
       5                    0                    8,000                    8,000                       60,000
      10                    0                    8,000                    8,000                       20,000
      12                    0                    8,000                    8,000                        4,000
      13                    0                    8,000                    4,000                            0(4)

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance (.08 x $100,000 = $8,000).

(2)   In this example, withdrawals each year equal the Guaranteed Withdrawal
      Amount.

(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $8,000 = $92,000).

(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 12 years. At the end of 12 years, the Guaranteed Withdrawal Balance is $4,000. The withdrawal of $4,000 in the next year reduced the Guaranteed Withdrawal Balance to $0 and the Rider will terminate.

EXAMPLE 6b. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS THAT ARE LESS THAN GUARANTEED WITHDRAWAL AMOUNT FOR THE FIRST 5 YEARS AND EQUAL THE GUARANTEED WITHDRAWAL AMOUNT THEREAFTER. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, and there are no Step-ups.

                                                                                         GUARANTEED WITHDRAWAL BALANCE
CONTRACT YEAR   PURCHASE PAYMENTS   GUARANTEED WITHDRAWAL AMOUNT   WITHDRAWAL TAKEN(1)      ON CONTRACT ANNIVERSARY
-------------   -----------------   ----------------------------   -------------------   -----------------------------
   At issue         $ 100,000                  $ 8,000                       --                    $ 100,000
       1                    0                    8,000                  $ 6,000                       94,000(2)
       2                    0                    8,000                    6,000                       88,000
       3                    0                    8,000                    6,000                       82,000
       4                    0                    8,000                    6,000                       76,000
       5                    0                    8,000                    6,000                       70,000
      10                    0                    8,000                    8,000                       30,000
      14                    0                    8,000                    8,000                        6,000
      15                    0                    8,000                    6,000                            0(3)

(1) In this example, withdrawals in the first 5 years are less than the Guaranteed Withdrawal Amount.

(2) Since the withdrawal taken is less than the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $6,000 = $94,000).

(3) In this example, in year 15 the remaining Guaranteed Withdrawal Balance is less than the Guaranteed Withdrawal Amount. The final withdrawal equal to the Guaranteed Withdrawal Balance will deplete the Guaranteed Withdrawal Balance to zero and the Rider will terminate.

EXAMPLE 6c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING 10 YEARS TO BEGIN WITHDRAWALS IN A DECLINING MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.

                                                       GUARANTEED
                                                       WITHDRAWAL
                             GUARANTEED                BALANCE ON       CONTRACT
                 PURCHASE    WITHDRAWAL   WITHDRAWAL    CONTRACT     VALUE PRIOR TO               CONTRACT VALUE AFTER
CONTRACT YEAR    PAYMENTS      AMOUNT        TAKEN     ANNIVERSARY     RIDER FEE      RIDER FEE   ACCUMULATION BENEFIT
-------------   ----------   ----------   ----------   -----------   --------------   ---------   --------------------
   At issue      $ 100,000     $ 8,000          --      $ 100,000      $ 100,000        $ 500                  --
       1                 0       8,000      $    0        100,000         98,000          500                  --
       2                 0       8,000           0        100,000         98,586          500                  --
       3                 0       8,000           0        100,000         96,782          500                  --
       4                 0       8,000           0        100,000         93,477          500                  --
       5                 0       8,000           0        100,000         97,594          500                  --
      10                 0       8,000           0        100,000         85,531(1)       500           $ 100,000
      11                 0       8,000       8,000         92,000         92,709          500

(1) At the end of Contract Year 10, the Contract Value in this example, $85,531, is less than the First Year Purchase Payment of $100,000 and the Contract Value plus Principal Returns Rider fees, ($85,531 + $4,500). The Contract Value will be adjusted to equal the First Year Purchase Payments of $100,000.

EXAMPLE 6d. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND WAITING 10 YEARS TO BEGIN WITHDRAWALS IN AN UP MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.

                                                       GUARANTEED
                                                       WITHDRAWAL
                             GUARANTEED                BALANCE ON      CONTRACT
                 PURCHASE    WITHDRAWAL   WITHDRAWAL    CONTRACT     VALUE PRIOR TO               CONTRACT VALUE AFTER
CONTRACT YEAR    PAYMENTS      AMOUNT        TAKEN     ANNIVERSARY     RIDER FEE      RIDER FEE   ACCUMULATION BENEFIT
-------------   ----------   ----------   ----------   -----------   --------------   ---------   --------------------
  At issue       $ 100,000      $ 8,000          --      $ 100,000      $ 100,000          --          $       --
      1                  0        8,000     $     0        100,000        107,000       $ 500                  --
      2                  0        8,000           0        100,000        114,077         500                  --
      3                  0        8,000           0        121,628(1)     121,628         500                  --
      4                  0        9,730(2)        0        121,628        115,169         608                  --
      5                  0        9,730           0        121,628        103,105         608                  --
     10                  0       10,984           0        151,406(3)     146,258         686          $ 151,4063
     11                  0       12,112      12,112        150,066        150,066         757                  --

(1) At the end of Contract Year 3, the Contract Value in this example, $121,628 is greater than the Guaranteed Withdrawal Balance ($100,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $121,628.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($8,000) or (b) 8% of the Guaranteed Withdrawal Balance after the Step-up (.08 x $121,628 = $9,730).

(3) Since there are no withdrawal in years 1 through 10, at the end of year the Contract Value will be increased to equal the greater of the First Year Purchase Payments, $100,000 or the Contract Value plus the total of the Principal Returns Rider fees to date ($146,258 + $5,148 = $151,406). The Guaranteed Withdrawal Balance will Step-up to equal the new Contract Value of $151,406.

EXAMPLE 6e. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 in year 2, there is an automatic Step-up of the Guaranteed Withdrawal Balance at the end of Contract Year 3 because of hypothetical investment gains, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).

                                                                    HYPOTHETICAL CONTRACT
                             GUARANTEED WITHDRAWAL                    VALUE ON CONTRACT              GUARANTEED
                 PURCHASE    AMOUNT AFTER PURCHASE   WITHDRAWAL   ANNIVERSARY PRIOR TO RIDER   WITHDRAWAL BALANCE ON
CONTRACT YEAR    PAYMENTS           PAYMENT            TAKEN                FEE                CONTRACT ANNIVERSARY
-------------   ----------   ---------------------   ----------   --------------------------   ---------------------
  At issue       $ 100,000               --                  --                 --                  $ 100,000
      1                  0          $ 8,000            $  8,000           $ 99,000                     92,000
      2             10,000(1)         8,160(1)            8,000             97,347                     83,840
      3                  0            8,160               8,000             95,542                     95,542
      4                  0            8,160               8,000             82,283                     87,382
      5                  0            8,160              10,000(2)          63,625                     63,625

(1) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $8,000. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.08 x ($92,000 + $10,000) = $8,160) or (b) the Guaranteed Withdrawal
      Amount immediately prior to the Purchase Payment plus 8% of the Purchase Payment ($8,000+ (.08 x $10,000)) =$8,800).

(2) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($63,625) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal (87,382- $10,000 = $77,382). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($8,160) or (b) 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.08 x $63,625 = $5,090).

             Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

      John Hancock USA
      ----------------
      Guaranteed Retirement Income Benefit II
      Guaranteed Retirement Income Benefit III

      John Hancock New York
      ----------------
      Guaranteed Retirement Income Benefit II

The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

JOHN HANCOCK USA

Availability of Guaranteed Retirement Income Benefits

John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

      - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

      - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:

      (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME BENEFIT II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME BENEFIT III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME BENEFIT II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

GUARANTEED RETIREMENT INCOME BENEFIT III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-out Period Provisions - Annuity Options").

      Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.

      Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).

      Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME BENEFIT RIDER                         ANNUAL FEE
Guaranteed Retirement Income Benefit II                               0.45%
Guaranteed Retirement Income Benefit III                              0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit

A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

      - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

      -     the termination of the Contract for any reason; or

      -     the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit.

Hence, you should consider that since (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

JOHN HANCOCK NEW YORK

Availability of Guaranteed Retirement Income Benefit

John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

      - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

      - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Income Base

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE (GUARANTEED RETIREMENT INCOME BENEFIT II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:

      (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-out Period Provisions - Annuity Options"):

      -     Life Annuity with a 10-Year Period Certain;

      -     Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME BENEFIT RIDER          ANNUAL FEE
Guaranteed Retirement Income Benefit II                0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal

Termination of Guaranteed Retirement Income Benefit

The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

      - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

      -     the termination of the Contract for any reason; or

      -     the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit.

You should consider that since (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

      Appendix F: Additional Availability of Guaranteed Minimum Withdrawal
                                 Benefit Riders

This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:

      -     Income Plus for Life or Income Plus for Life - Joint Life;

      - Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up; or

      -     Principal Returns.

FOR MORE INFORMATION REGARDING THE FEES AND FEATURES OF THESE RIDERS AND THE OTHER TOPICS DISCUSSED IN THIS APPENDIX, PLEASE SEE APPENDIX D: "OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS."

DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Yes, we impose several conditions:

      - Exchange of existing guaranteed minimum withdrawal benefit Rider - If you elect to purchase a new guaranteed minimum withdrawal benefit Rider for use with a previously issued Contract, your Contract must have a guaranteed minimum withdrawal benefit Rider in effect. We will terminate the existing guaranteed minimum withdrawal benefit Rider when you purchase a new guaranteed minimum withdrawal benefit Rider.

You may lose guaranteed lifetime income benefits, "accumulation benefits," "Bonuses," "Target Amount adjustments" and "Step-ups" under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new guaranteed minimum withdrawal benefit Rider.

      - No withdrawal charges in excess of $500 - You may not purchase a new guaranteed minimum withdrawal benefit if the withdrawal charges under your Contract are greater than $500. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $500 or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new guaranteed minimum withdrawal benefit Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.

You should review the annuity prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.

      - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new guaranteed minimum withdrawal benefit Rider in one or more of the Investment Options we make available for that Rider. Your existing guaranteed minimum withdrawal benefit Rider may permit you to invest in Investment Options that are not available under a new guaranteed minimum withdrawal benefit Rider. If you choose to purchase a new guaranteed minimum withdrawal benefit Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new guaranteed minimum withdrawal benefit Rider before you can purchase the new Rider.

For more information regarding the currently available Investment Options for guaranteed minimum withdrawal benefit Riders, please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." You should consult with your registered representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new guaranteed minimum withdrawal benefit Rider is best suited for your financial needs and risk tolerance.

      - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new guaranteed minimum withdrawal benefit Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus for Life - Joint Life Rider.

      - Settlement Phase Restriction - Your Contract must not be in the "Settlement Phase" under an existing guaranteed minimum withdrawal benefit Rider for you to elect to purchase a new guaranteed minimum withdrawal benefit Rider. The "Settlement Phase" occurs only when your Contract Value declines to zero and your existing guaranteed minimum withdrawal benefit Rider still has guaranteed benefits.

      - Different Rider - You cannot exchange your existing guaranteed minimum withdrawal benefit Rider for the same type of guaranteed minimum withdrawal benefit Rider (i.e., Income Plus for Life for Income Plus for Life; Income Plus for Life - Joint Life for Income Plus for Life - Joint Life; Principal Plus for Life for Principal Plus for Life; Principal Plus for

            Life Plus Automatic Annual Step-up for Principal Plus for Life Plus Automatic Annual Step-up; or Principal Returns for Principal Returns) unless we agree otherwise.

      - State of Issue Restriction - You may purchase a guaranteed minimum withdrawal benefit Rider only if it is then available in the state where we issued your Contract. You can find out if an optional guaranteed minimum withdrawal benefit Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078. We may consent to make a new guaranteed minimum withdrawal benefit Rider available to you in other states.

      - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any guaranteed minimum withdrawal benefit Rider at any time. We also reserve the right to refuse to issue any new guaranteed minimum withdrawal benefit Rider at our sole discretion.

Before you purchase a new guaranteed minimum withdrawal benefit Rider:

      - compare the fees, benefits and restrictions of any existing guaranteed minimum withdrawal benefit Rider to your Contract with the fees, benefits and restrictions of the new Rider; and

      - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.

WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

We provide a thirty day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $500 or less at that time) for you to elect a new guaranteed minimum withdrawal benefit Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new guaranteed minimum withdrawal benefit Rider.

We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a guaranteed minimum withdrawal benefit Rider following the death of an Owner in exchange for a then existing Rider. Under our current administrative procedures, you cannot exchange an existing guaranteed minimum withdrawal benefit Rider for a new Rider during the first Contract Year.

We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.

HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?

We charge you the annual Rider fee under your existing guaranteed minimum withdrawal benefit Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new guaranteed minimum withdrawal benefit Rider (i.e., the start of an Election Period). If you purchase a new guaranteed minimum withdrawal benefit Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:

                      INCOME    INCOME PLUS                    PRINCIPAL PLUS FOR
FEES DEDUCTED FROM   PLUS FOR   FOR LIFE -      PRINCIPAL     LIFE PLUS AUTOMATIC   PRINCIPAL
 CONTRACT VALUE(1)     LIFE     JOINT LIFE    PLUS FOR LIFE      ANNUAL STEP-UP      RETURNS
------------------   --------   -----------   -------------   -------------------   ---------
Maximum Fee(2)         1.20%       1.20%           0.75%             1.20%            0.95%
Current Fee            0.60%       0.60%           0.40%             0.60%            0.50%

----------

(1) Fees are shown as a percentage of the "Adjusted Benefit Base" for Income Plus for Life and Income Plus for Life - Joint Life and as a percentage of the "Adjusted Guaranteed Withdrawal Balance" for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns.

(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-up of the "Benefit Base" (Income Plus for Life or Income Plus for Life - Joint Life) or "Guaranteed Withdrawal Balance" (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns) to equal the Contract Value.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our guaranteed minimum withdrawal benefit Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction (i.e., a "Reset") may be more or less than the amount you can withdraw without a Reset under your existing guaranteed minimum withdrawal benefit Rider.

The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing minimum guaranteed benefit Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:

     INITIAL ANNUAL            INCOME       INCOME PLUS                   PRINCIPAL PLUS FOR
    GUARANTEE ON NEW          PLUS FOR      FOR LIFE -      PRINCIPAL     LIFE PLUS AUTOMATIC     PRINCIPAL
         RIDER                  LIFE        JOINT LIFE    PLUS FOR LIFE     ANNUAL STEP-UP         RETURNS
-------------------------   ------------   ------------   -------------   -------------------   ------------
Guaranteed Withdrawal           Not            Not           5.0% of        5.0% of Contract       8.0% of
Amount(1)                    applicable     applicable      Contract              Value           Contract
                                                              Value                                Value

Lifetime Income Amount(2)     5.0% of        4.75% of        5.0% of        5.0% of Contract         Not
                              Contract       Contract       Contract              Value          applicable
                                Value         Value           Value

(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. The maximum Guaranteed Withdrawal Amount for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up is $250,000. The maximum Guaranteed Withdrawal Amount for Principal Returns is $400,000.

(2) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus for Life
      - Joint Life) is at least 59 1/2 (62 for Contracts issued in New York) at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the annuity prospectus. The maximum Lifetime Income Amount for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up is $250,000. The maximum Lifetime Income Amount for Income Plus for Life - Joint Life is $237,500.

We will decrease amounts guaranteed under a guaranteed minimum withdrawal benefit Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing guaranteed minimum withdrawal benefit Rider.

WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

If you purchase a guaranteed minimum withdrawal benefit Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider, and may be more or less than other benefits under your existing minimum guaranteed withdrawal benefit Rider:

      - Bonuses. If you qualify for the Lifetime Income Bonus applicable to Income Plus for Life or Income Plus for Life - Joint Life, we will increase the Benefit Base by 7% (6% in New York) of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Benefit Base" under the new Rider) if we did not previously Step-up the Benefit Base and/or Lifetime Income Amount. Each time you qualify for the Bonus applicable to Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up, we will increase the Guaranteed Withdrawal Balance by 5% of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Guaranteed Withdrawal Balance" under the new Rider) if we did not previously Step-up or Reset the Guaranteed Withdrawal Balance. We do not increase amounts guaranteed under Principal Returns by Bonuses.

      -     Target Amount Adjustment (Income Plus for Life, Income Plus for Life
            - Joint Life). We establish the "Target Date" for the "Target Amount" adjustment described in the annuity prospectus as the later of the end of the first 10 Contract Years following your purchase of the new Rider or the Contract Anniversary on or next following the date the Covered Person (the younger Covered Person, in the case of Income Plus for Life - Joint Life) attains age 69. The Target Amount is 200% of the initial Benefit Base for the new Rider. We will increase the Target Amount by 200% of all Additional Purchase Payments you make in the first Contract Year following your purchase of the new Rider, and by 100% of all subsequent Additional Purchase Payments you make, subject to our Purchase Payment limits, until the applicable Target Date. In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million. You must take no withdrawals under your Contract after you purchase the Rider until the applicable Target Date to receive a Target Amount adjustment to the Benefit Base.

      - Accumulation Benefit (Principal Returns). We will establish the "Accumulation Benefit" described in the Principal Returns Rider supplement on the 10th Contract Anniversary following your purchase of the new Rider. If you qualify for the Accumulation Benefit, your Contract Value at the end of this period will equal the greater of
            (a) your initial Guaranteed Withdrawal Balance under the new Rider or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. You must take no withdrawals under your Contract at any time for 10 Contract Years following your purchase of the new Rider to receive an Accumulation Benefit.

Impact of Purchase Payments

Since the initial guarantees and other benefits under a new guaranteed minimum withdrawal benefit Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider.

WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?

Effect of withdrawals

We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus for Life or an Income Plus for Life - Joint Life Rider, we will reduce the death benefit on a dollar for dollar basis if you limit your annual withdrawals (including applicable withdrawal charges, if any) to the Lifetime Income Amount for that Rider. If you take annual withdrawals in excess of that amount, we will deduct the entire amount of that withdrawal on either a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal) or on a dollar-for-dollar basis, based upon your Contractual death benefit. We reduce the death benefit on a pro rata basis under Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or a Principal Returns Rider.

Continuation of Contract after death benefits become payable

Coverage under any of our guaranteed minimum withdrawal benefit Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a guaranteed minimum withdrawal benefit Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).

CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider ends:

      - (Income Plus for Life) if the deceased Owner is the Covered Person under the Rider.

      - (Income Plus for Life - Joint Life) if the deceased Owner is the last Covered Person under the Rider, or the only remaining Covered Person, under the Rider.

      - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is the Covered Person; and (b) with respect to the Guaranteed Withdrawal Amount, if there is no remaining death benefit or Guaranteed Withdrawal Balance.

      - (Principal Returns) if the Guaranteed Withdrawal Balance is less than zero.

CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider may continue:

      - (Income Plus for Life) if the deceased Owner is not the Covered Person under the Rider. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonus amounts and Step-ups if the Beneficiary is a non-spousal Beneficiary.

      - (Income Plus for Life - Joint Life) only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased "Owner" and a tax qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups).

      - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is not the Covered Person under the Rider; and
            (b) with respect to the Guaranteed Withdrawal Amount, if the Guaranteed Withdrawal Amount, the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonuses and Step-ups (other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit) if the Beneficiary is a non-spousal Beneficiary.

      - (Principal Returns) if the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. The Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The latest Step-up Date will be the Age 95 Contract Anniversary Date based on the earlier of: (a) the date the deceased owner would have attained age 95; or (b) the birthdate of the Beneficiary if that Beneficiary is older than the deceased Owner.

If death occurs during a Rider's "Settlement Phase," however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.

You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

                 Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges.)

The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

      -     Wealthmark Contracts with no optional benefit Riders;

      - Wealthmark Contracts with the Enhanced Earnings optional benefit Rider; and

      -     Wealthmark Contracts with the Payment Enhancement optional benefit
            Rider.

Please note that Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Returns and the Accelerated Beneficiary Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Wealthmark ALL

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

              ACCUMULATION UNIT VALUES- WEALTHMARK VARIABLE ANNUITY

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
500 INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.249190         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    3,636,231         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   351,590         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.232956         --        --        --        --        --       --       --       --       --
   No. of Units                 405,345         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.220788         --        --        --        --        --       --       --       --       --
   No. of Units                  22,423         --        --        --        --        --       --       --       --       --

ACTIVE BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     13.102005         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.215463         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    1,523,314         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   132,962         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.049438         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.145010         --        --        --        --        --       --       --       --       --
   No. of Units                 170,957         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.010130         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.092383         --        --        --        --        --       --       --       --       --
   No. of Units                  25,839         --        --        --        --        --       --       --       --       --

AIM V.I. UTILITIES FUND PORTFOLIO (FORMERLY INVESCO VIF-UTILITIES FUND PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET
INDEX TRUST EFF 5-03-2007) SERIES I SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  22.370486 19.416214 15.897248 13.751079 12.500000       --       --       --       --
   Value at End of Year              --  27.677271 22.370486 19.416214 15.897248 13.751079       --       --       --       --
   Wealthmark No. of Units           --    120,435   135,340   114,215    10,468       437       --       --       --       --
   NY Wealthmark No. of Units        --      6,605     7,051     6,060     2,979        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  22.226432 19.329681 15.936457 13.757466 12.500000       --       --       --       --
   Value at End of Year              --  27.444284 22.226432 19.329681 15.936457 13.757466       --       --       --       --
   No. of Units                      --     10,897     9,657    12,340   101,580     5,495       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  22.118994 19.265019 15.867908 15.312861        --       --       --       --       --
   Value at End of Year              --  27.270835 22.118994 19.265019 15.867908        --       --       --       --       --
   No. of Units                      --      6,361     4,357     3,130       469        --       --       --       --       --

ALGER AMERICAN BALANCED PORTFOLIO (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-2007) - CLASS S SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  16.440363 17.795122 14.955662 12.799437 12.500000       --       --       --       --
   Value at End of Year              --  16.935512 16.440363 17.795122 14.955662 12.799437       --       --       --       --
   Wealthmark No. of Units           --  1,018,005 1,106,591   249,717    83,239     1,097       --       --       --       --
   NY Wealthmark No. of Units        --     90,811    90,815    18,238    28,262        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  16.334438 17.715787 14.992568 12.805399 12.500000       --       --       --       --
   Value at End of Year              --  16.792859 16.334438 17.715787 14.992568 12.805399       --       --       --       --
   No. of Units                      --     67,370    70,552    50,751   926,293    16,012       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  16.255443 17.656523 14.928041 14.466206        --       --       --       --       --
   Value at End of Year              --  16.686673 16.255443 17.656523 14.928041        --       --       --       --       --
   No. of Units                      --     12,792    13,021     2,700     3,872        --       --       --       --       --

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO (SUBSTITUTED WITH JHT ALL CAP CORE TRUST EFF 5-03-2007) - CLASS S SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  20.032247 15.414901 16.683582 12.629313 12.500000       --       --       --       --
   Value at End of Year              --  23.500142 20.032247 15.414901 16.683582 12.629313       --       --       --       --
   Wealthmark No. of Units           --    243,915   223,849 1,218,218    31,250       811       --       --       --       --
   NY Wealthmark No. of Units        --     20,475    18,632    99,652     6,335        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  19.903222 15.346146 16.724725 12.635201 12.500000       --       --       --       --
   Value at End of Year              --  23.302266 19.903222 15.346146 16.724725 12.635201       --       --       --       --
   No. of Units                      --     44,618    50,877    93,621   178,102    13,628       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  19.807012 15.294784 16.652790 16.292478        --       --       --       --       --
   Value at End of Year              --  23.154969 19.807012 15.294784 16.652790        --       --       --       --       --
   No. of Units                      --        654     1,678    21,538     2,700        --       --       --       --       --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     20.096928         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.122169         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      265,205         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units    22,780         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     19.897983         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.907779         --        --        --        --        --       --       --       --       --
   No. of Units                  44,286         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     19.750118         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.748605         --        --        --        --        --       --       --       --       --
   No. of Units                     859         --        --        --        --        --       --       --       --       --

AMERICAN ASSET ALLOCATION TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     17.629308         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.356507         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      115,332         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     6,562         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     17.629115         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.470543         --        --        --        --        --       --       --       --       --
   No. of Units                   8,197         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     17.628971         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.453033         --        --        --        --        --       --       --       --       --
   No. of Units                   3,249         --        --        --        --        --       --       --       --       --

AMERICAN BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     13.262550         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.212434         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       31,935         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       437         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.216116         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.148735         --        --        --        --        --       --       --       --       --
   No. of Units                  29,323         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.181396         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.101156         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
AMERICAN FUNDAMENTAL HOLDINGS TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.564875         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units        3,209         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.561499         --        --        --        --        --       --       --       --       --
   No. of Units                   3,245         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.558969         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

AMERICAN GLOBAL DIVERSIFICATION TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.560256         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      137,616         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     3,249         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.556882         --        --        --        --        --       --       --       --       --
   No. of Units                   8,198         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.554350         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

AMERICAN GLOBAL GROWTH TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     13.001966         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.229848         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units        8,792         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     2,565         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.988090         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.212174         --        --        --        --        --       --       --       --       --
   No. of Units                     224         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.977688         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.198933         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     13.927995         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.502241         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units        1,024         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.913135         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.484205         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.902006         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.470700         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------

AMERICAN GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     22.162947         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.878996         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      233,294         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     2,086         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     21.986579         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.666842         --        --        --        --        --       --       --       --       --
   No. of Units                  17,785         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     21.855191         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.508993         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

AMERICAN GROWTH-INCOME TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     20.629414         --        --        --        --        --       --       --       --       --
   Value at End of Year       20.146868         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      120,574         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       485         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     20.465242         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.960056         --        --        --        --        --       --       --       --       --
   No. of Units                   6,861         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     20.342967         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.821062         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

AMERICAN HIGH-INCOME BOND TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.118782         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.971055         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units           --         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.105836         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.955053         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.096137         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.943071         --        --        --        --        --       --       --       --       --

AMERICAN INTERNATIONAL TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     29.234039         --        --        --        --        --       --       --       --       --
   Value at End of Year       31.650335         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       57,428         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     2,502         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     29.001465         --        --        --        --        --       --       --       --       --
   Value at End of Year       31.356949         --        --        --        --        --       --       --       --       --
   No. of Units                   6,121         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     28.828252         --        --        --        --        --       --       --       --       --
   Value at End of Year       31.138706         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

AMERICAN NEW WORLD TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     14.478117         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.927231         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       57,170         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
Wealthmark Contracts with EER
   Value at Start of Year     14.462670         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.907297         --        --        --        --        --       --       --       --       --
   No. of Units                   2,781         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     14.451101         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.892370         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

BLUE CHIP GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     16.754580         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.352727         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       58,233         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       102         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     16.588713         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.158174         --        --        --        --        --       --       --       --       --
   No. of Units                   9,460         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     16.465372         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.013665         --        --        --        --        --       --       --       --       --
   No. of Units                   3,305         --        --        --        --        --       --       --       --       --

CAPITAL APPRECIATION TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     15.434138         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.285011         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       29,780         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     15.281337         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.102422         --        --        --        --        --       --       --       --       --
   No. of Units                     151         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     15.167707         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.966792         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

CLASSIC VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     18.047638         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.564185         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units        6,400         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     17.939713         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.457875         --        --        --        --        --       --       --       --       --
   No. of Units                     187         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     17.859221         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.378685         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

CORE EQUITY TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     16.161120         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.282100         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units        4,438         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     16.064455         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.177845         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     15.992336         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.100150         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

CREDIT SUISSE TRUST GLOBAL SMALL CAP PORTFOLIO (FORMERLY CREDIT SUISSE TRUST-GLOBAL POST-VENTURE CAPITAL PORTFOLIO)
(SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - NAV SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  26.312726 22.973662 19.697592 13.554919 12.500000       --       --       --       --
   Value at End of Year              --  29.374173 26.312726 22.973662 19.697592 13.554919       --       --       --       --
   Wealthmark No. of Units           --     55,414    54,354    33,475     5,433        96       --       --       --       --
   NY Wealthmark No. of Units        --      6,841     4,834     4,823     1,607        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  26.143288 22.871265 19.746145 13.561223 12.500000       --       --       --       --
   Value at End of Year              --  29.126855 26.143288 22.871265 19.746145 13.561223       --       --       --       --
   No. of Units                      --      6,938     8,631     6,869    17,980       362       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  26.016959 22.794792 19.673365 19.536332        --       --       --       --       --
   Value at End of Year              --  28.942770 26.016959 22.794792 19.673365        --       --       --       --       --
   No. of Units                      --         39       828        40        --        --       --       --       --       --

CREDIT SUISSETRUST-EMERGING MARKETS PORTFOLIO (SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - NAV
SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  29.223626 23.163871 18.757094 13.339563 12.500000       --       --       --       --
   Value at End of Year              --  38.188816 29.223626 23.163871 18.757094 13.339563       --       --       --       --
   Wealthmark No. of Units           --    238,035   228,309   199,080    21,105       334       --       --       --       --
   NY Wealthmark No. of Units        --     15,704    13,835     9,923     5,470        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  29.035525 23.060665 18.803321 13.345774 12.500000       --       --       --       --
   Value at End of Year              --  37.867436 29.035525 23.060665 18.803321 13.345774       --       --       --       --
   No. of Units                      --     28,113    34,002    30,867   132,213     2,871       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  28.895197 22.983543 18.722477 18.236015        --       --       --       --       --
   Value at End of Year              --  37.628108 28.895197 22.983543 18.722477        --       --       --       --       --
   No. of Units                      --      1,532     5,656     5,353       135        --       --       --       --       --

DREYFUS I.P. MIDCAP STOCK PORTFOLIO (SUBSTITUTED WITH JHT MID CAP INDEX TRUST EFF 5-03-2007) - SERVICE SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  21.722583 20.221116 17.908201 13.839917 12.500000       --       --       --       --
   Value at End of Year              --  23.065597 21.722583 20.221116 17.908201 13.839917       --       --       --       --
   Wealthmark No. of Units           --    886,682   938,985   932,611    74,493     3,146       --       --       --       --
   NY Wealthmark No. of Units        --     78,123    78,833    76,549    29,002        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  21.582690 20.130988 17.952346 13.846357 12.500000       --       --       --       --
   Value at End of Year              --  22.871385 21.582690 20.130988 17.952346 13.846357       --       --       --       --
   No. of Units                      --     89,683    92,859    93,694   657,053    30,194       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  21.478354 20.063641 17.875144 17.221245        --       --       --       --       --
   Value at End of Year              --  22.726790 21.478354 20.063641 17.875144        --       --       --       --       --
   No. of Units                      --     22,517    24,638    25,374     7,461        --       --       --       --       --

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND INC (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST EFF 5-03-2007) - SERVICE SHARES
(units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  18.179290 17.836947 17.032974 13.763182 12.500000       --       --       --       --
   Value at End of Year              --  19.533091 18.179290 17.836947 17.032974 13.763182       --       --       --       --
   Wealthmark No. of Units           --     49,211    68,128    71,576     8,876     1,348       --       --       --       --
   NY Wealthmark No. of Units        --      3,964     5,407     5,595       390        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  18.062174 17.757420 17.074978 13.769592 12.500000       --       --       --       --
   Value at End of Year              --  19.368587 18.062174 17.757420 17.074978 13.769592       --       --       --       --
   No. of Units                      --      7,476     7,533     9,070    58,272     4,103       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 17.974862  17.698021 17.012020 16.750898        --       --       --       --       --
   Value at End of Year              -- 19.246143  17.974862 17.698021 17.012020        --       --       --       --       --
   No. of Units                      --     2,138      2,139     2,141        --        --       --       --       --       --

DWS BALANCED VIP (FORMERLY SCUDDER TOTAL RETURN PORTFOLIO) (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-2007) - CLASS
B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 16.428509  16.034061 15.250142 13.181932 12.500000       --       --       --       --
   Value at End of Year              -- 17.791992  16.428509 16.034061 15.250142 13.181932       --       --       --       --
   Wealthmark No. of Units           --   651,852    710,666   722,056    63,630     3,229       --       --       --       --
   NY Wealthmark No. of Units        --    59,451     60,602    97,891    31,793        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 16.322663  15.962555 15.287760 13.188068 12.500000       --       --       --       --
   Value at End of Year              -- 17.642139  16.322663 15.962555 15.287760 13.188068       --       --       --       --
   No. of Units                      --    65,263     70,550    68,982   581,153    17,638       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 16.243732  15.909138 15.221981 15.094062        --       --       --       --       --
   Value at End of Year              -- 17.530588  16.243732 15.909138 15.221981        --       --       --       --       --
   No. of Units                      --     4,454     12,190    11,417     3,314        --       --       --       --       --

DWS BLUE CHIP VIP (FORMERLY SCUDDER BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF 5-03-2007) -
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 20.771752  19.204489 16.812834 13.476913 12.500000       --       --       --       --
   Value at End of Year              -- 23.594379  20.771752 19.204489 16.812834 13.476913       --       --       --       --
   Wealthmark No. of Units           --   646,728    650,218   654,816    80,970     2,554       --       --       --       --
   NY Wealthmark No. of Units        --    73,566     68,510    62,986    20,784        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 20.637981  19.118886 16.854301 13.483188 12.500000       --       --       --       --
   Value at End of Year              -- 23.395735  20.637981 19.118886 16.854301 13.483188       --       --       --       --
   No. of Units                      --    79,298     89,385   105,356   444,499    17,806       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 20.538225  19.054942 17.253759 16.789437        --       --       --       --       --
   Value at End of Year              -- 23.247850  20.538225 19.054942 17.253759        --       --       --       --       --
   No. of Units                      --     7,356      3,769     4,039       216        --       --       --       --       --

DWS BOND VIP (FORMERLY SVS BOND PORTFOLIO) (SUBSTITUTED WITH JHT BOND INDEX TRUST A EFF 5-03-2007) (NOW TOTAL BOND MARKET
TRUST A) - CLASS B SHARES (units first credited 9-16-2005)

Contracts with no Optional Benefits
   Value at Start of Year            -- 12.546516  12.500000        --        --        --       --       --       --       --
   Value at End of Year              -- 12.907746  12.546516        --        --        --       --       --       --       --
   Wealthmark No. of Units           --    14,678      7,352        --        --        --       --       --       --       --
   NY Wealthmark No. of Units        --     2,180      1,939        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 12.529895         --        --        --        --       --       --       --       --
   Value at End of Year              -- 12.864959         --        --        --        --       --       --       --       --
   No. of Units                      --     6,867         --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 12.517429         --        --        --        --       --       --       --       --
   Value at End of Year              -- 12.832946         --        --        --        --       --       --       --       --
   No. of Units                      --     3,484         --        --        --        --       --       --       --       --

DWS CAPITAL GROWTH VIP (FORMERLY SCUDDER CAPITAL GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-2007) -
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 19.357786  18.089923 17.014882 13.665622 12.500000       --       --       --       --
   Value at End of Year              -- 20.649126  19.357786 18.089923 17.014882 13.665622       --       --       --       --
   Wealthmark No. of Units           -- 1,933,116  1,405,287   564,708    31,170     2,440       --       --       --       --
   NY Wealthmark No. of Units        --   134,851    102,555    20,406     8,183        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
Wealthmark Contracts with EER
   Value at Start of Year            --  19.233113 18.009292 17.056831 13.671980 12.500000       --       --       --       --
   Value at End of Year              --  20.475259 19.233113 18.009292 17.056831 13.671980       --       --       --       --
   No. of Units                      --    198,663   112,102    37,509   476,741    23,254       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  19.140132 17.949036 16.983475 16.963128        --       --       --       --       --
   Value at End of Year              --  20.345805 19.140132 17.949036 16.983475        --       --       --       --       --
   No. of Units                      --      3,718     3,390       896       189        --       --       --       --       --

DWS CONSERVATIVE ALLOCATION VIP (FORMERLY SCUDDER INCOME & GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE MODERATE
TRUST EFF 12-12-2007) - CLASS B SHARES (units first credited 8-16-2004)

Contracts with no Optional Benefits
   Value at Start of Year            --  13.643344 13.255194 12.500000        --        --       --       --       --       --
   Value at End of Year              --  14.639365 13.643344 13.255194        --        --       --       --       --       --
   Wealthmark No. of Units           --    955,432   828,363   244,455        --        --       --       --       --       --
   NY Wealthmark No. of Units        --    124,303    84,849    36,206        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  13.605947 13.245252 12.500000        --        --       --       --       --       --
   Value at End of Year              --  14.570144 13.605947 13.245252        --        --       --       --       --       --
   No. of Units                      --     83,249    63,709    14,380        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  13.577962 13.237796 12.500000        --        --       --       --       --       --
   Value at End of Year              --  14.518442 13.577962 13.237796        --        --       --       --       --       --
   No. of Units                      --    127,772   112,172    56,329        --        --       --       --       --       --

DWS CORE FIXED INCOME VIP (FORMERLY SCUDDER FIXED INCOME PORTFOLIO) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year     13.815237  13.484372 13.425361 13.046399 12.654554 12.500000       --       --       --       --
   Value at End of Year       14.132378  13.815237 13.484372 13.425361 13.046399 12.654554       --       --       --       --
   Wealthmark No. of Units    1,571,822  1,746,755 1,845,843 1,986,687   191,978     5,127       --       --       --       --
   NY Wealthmark No. of Units   178,064    195,083   202,292   201,103    25,524        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.698824  13.397455 13.365469 13.078606 12.660448 12.500000       --       --       --       --
   Value at End of Year       13.985157  13.698824 13.397455 13.365469 13.078606 12.660448       --       --       --       --
   No. of Units                 239,698    230,422   248,301   270,955 1,336,424    69,290       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.612164  13.332629 13.320708 13.022287 12.776679        --       --       --       --       --
   Value at End of Year       13.875731  13.612164 13.332629 13.320708 13.022287        --       --       --       --       --
   No. of Units                  18,322     18,157    18,011    26,041       272        --       --       --       --       --

DWS DAVIS VENTURE VALUE VIP (FORMERLY SVS DAVIS VENTURE VALUE PORTFOLIO) (SUBSTITUTED WITH JHT FUNDAMENTAL VALUE TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  21.299051 19.773687 17.953974 14.096398 12.500000       --       --       --       --
   Value at End of Year              --  24.015897 21.299051 19.773687 17.953974 14.096398       --       --       --       --
   Wealthmark No. of Units           --    915,913   954,778   940,931    62,274     1,718       --       --       --       --
   NY Wealthmark No. of Units        --     60,199    60,582    46,354     8,817        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  21.161854 19.685525 17.998252 14.102955 12.500000       --       --       --       --
   Value at End of Year              --  23.813660 21.161854 19.685525 17.998252 14.102955       --       --       --       --
   No. of Units                      --    104,820   106,575   110,851   620,132    29,890       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  21.059552 19.619668 17.920836 17.779844        --       --       --       --       --
   Value at End of Year              --  23.663134 21.059552 19.619668 17.920836        --       --       --       --       --
   No. of Units                      --     14,473    22,413    23,249     4,361        --       --       --       --       --

DWS DREMAN FINANCIAL SERVICES VIP (FORMERLY SVS DREMAN FINANCIAL SERVICES PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN
EQUITY VIP EFF 9-15-2006) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         -- 20.232247 18.357075 14.603846 12.500000       --       --       --       --
   Value at End of Year              --         -- 19.860443 20.232247 18.357075 14.603846       --       --       --       --
   Wealthmark No. of Units           --         --   263,120   274,535    19,799     1,307       --       --       --       --
   NY Wealthmark No. of Units        --         --    15,951    20,930     3,894        --       --       --       --       --

Wealthmark All

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Wealthmark Contracts with EER
   Value at Start of Year            --        -- 20.142047 18.402350 14.610637 12.500000       --       --       --       --
   Value at End of Year              --        -- 19.732508 20.142047 18.402350 14.610637       --       --       --       --
   No. of Units                      --        --    20,661    23,708   218,880    13,417       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --        -- 20.074692 13.323217 17.906571        --       --       --       --       --
   Value at End of Year              --        -- 19.637147 20.074692 13.323217        --       --       --       --       --
   No. of Units                      --        --     1,081       505       315        --       --       --       --       --

DWS DREMAN HIGH RETURN EQUITY VIP (FORMERLY SVS DREMAN HIGH RETURN EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL
CAP TRUST EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 22.448813 21.173358 18.850967 14.568071 12.500000       --       --       --       --
   Value at End of Year              -- 26.169007 22.448813 21.173358 18.850967 14.568071       --       --       --       --
   Wealthmark No. of Units           -- 2,450,005 1,989,519 1,965,399   236,381     9,488       --       --       --       --
   NY Wealthmark No. of Units        --   154,789   104,740    92,964    32,415        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 22.304249 21.078994 18.897440 14.574840 12.500000       --       --       --       --
   Value at End of Year              -- 25.948704 22.304249 21.078994 18.897440 14.574840       --       --       --       --
   No. of Units                      --   332,944   269,770   267,691 1,367,243    85,880       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 22.196449 21.008499 18.816193 18.334413        --       --       --       --       --
   Value at End of Year              -- 25.784689 22.196449 21.008499 18.816193        --       --       --       --       --
   No. of Units                      --    11,648     1,594       597        62        --       --       --       --       --

DWS DREMAN SMALL CAP VALUE VIP (FORMERLY SVS DREMAN SMALL CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST
EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 25.557673 23.607763 19.026296 13.648533 12.500000       --       --       --       --
   Value at End of Year              -- 31.401337 25.557673 23.607763 19.026296 13.648533       --       --       --       --
   Wealthmark No. of Units           --   896,104   971,865   985,837    78,927     3,482       --       --       --       --
   NY Wealthmark No. of Units        --    81,081    82,798    71,298    16,808        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 25.393138 23.502587 19.073169 13.654885 12.500000       --       --       --       --
   Value at End of Year              -- 31.137036 25.393138 23.502587 19.073169 13.654885       --       --       --       --
   No. of Units                      --    87,564   100,327   105,062   659,732    46,577       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 25.270400 23.423980 18.991183 19.084424        --       --       --       --       --
   Value at End of Year              -- 30.940232 25.270400 23.423980 18.991183        --       --       --       --       --
   No. of Units                      --     5,451     4,993     2,975     2,039        --       --       --       --       --

DWS EQUITY 500 INDEX VIP (FORMERLY SCUDDER VIT EQUITY 500 INDEX PORTFOLIO) - CLASS B SHARES (units first credited 9-16-2005)

Contracts with no Optional Benefits
   Value at Start of Year     22.321104 19.647632 12.500000        --        --        --       --       --       --       --
   Value at End of Year       23.076037 22.321104 19.647632        --        --        --       --       --       --       --
   Wealthmark No. of Units      598,236   683,312   827,396        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   143,309   130,755   167,280        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     22.133180 19.521100 12.500000        --        --        --       --       --       --       --
   Value at End of Year       22.835793 22.133180 19.521100        --        --        --       --       --       --       --
   No. of Units                  76,585    90,737   104,966        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     21.993251 19.426714 12.500000        --        --        --       --       --       --       --
   Value at End of Year       22.657220 21.993251 19.426714        --        --        --       --       --       --       --
   No. of Units                   9,869    10,889    12,256        --        --        --       --       --       --       --

DWS GLOBAL OPPORTUNITIES VIP (FORMERLY SCUDDER GLOBAL DISCOVERY PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 29.717774 25.524943 20.972704 14.324773 12.500000       --       --       --       --
   Value at End of Year              -- 35.717758 29.717774 25.524943 20.972704 14.324773       --       --       --       --
   Wealthmark No. of Units           --   273,306   276,667   252,200    16,717        16       --       --       --       --
   NY Wealthmark No. of Units        --    35,084    35,750    16,998     2,694        --       --       --       --       --

Wealthmark All

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Wealthmark Contracts with EER
   Value at Start of Year            -- 29.526436 25.411193 21.024402 14.331432 12.500000       --       --       --       --
   Value at End of Year              -- 35.417083 29.526436 25.411193 21.024402 14.331432       --       --       --       --
   No. of Units                      --    26,664    30,447    26,240   137,718     4,781       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 29.383730 25.326207 20.934012 20.800960        --       --       --       --       --
   Value at End of Year              -- 35.193221 29.383730 25.326207 20.934012        --       --       --       --       --
   No. of Units                      --     2,109     2,367     2,706     2,222        --       --       --       --       --

DWS GLOBAL THEMATIC VIP (FORMERLY SCUDDER GLOBAL BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-2007) -
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 23.598886 19.535703 17.285658 13.619519 12.500000       --       --       --       --
   Value at End of Year              -- 30.172211 23.598886 19.535703 17.285658 13.619519       --       --       --       --
   Wealthmark No. of Units           --   240,812   200,859   166,470    52,375       745       --       --       --       --
   NY Wealthmark No. of Units        --    21,874    19,550    20,043     6,312        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 23.446898 19.448603 17.328288 13.625858 12.500000       --       --       --       --
   Value at End of Year              -- 29.918189 23.446898 19.448603 17.328288 13.625858       --       --       --       --
   No. of Units                      --    57,742    62,268    61,856   113,784    11,876       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 23.333577 19.383563 16.781810 16.556205        --       --       --       --       --
   Value at End of Year              -- 29.729104 23.333577 19.383563 16.781810        --       --       --       --       --
   No. of Units                      --     4,645     8,537    10,418       606        --       --       --       --       --

DWS GOVERNMENT & AGENCY SECURITIES VIP (FORMERLY SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO) (SUBSTITUTED WITH JHT
MONEY MARKET TRUST B EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 13.018135 12.911981 12.637795 12.610916 12.500000       --       --       --       --
   Value at End of Year              -- 13.317973 13.018135 12.911981 12.637795 12.610916       --       --       --       --
   Wealthmark No. of Units           --   880,456   940,467 1,070,227   215,390    22,803       --       --       --       --
   NY Wealthmark No. of Units        --    65,615    64,168    64,491    53,721        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 12.934242 12.854388 12.668989 12.616785 12.500000       --       --       --       --
   Value at End of Year              -- 13.205780 12.934242 12.854388 12.668989 12.616785       --       --       --       --
   No. of Units                      --   174,912   182,298   189,521 1,152,571    75,809       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 12.871628 12.811320 12.614422 12.375302        --       --       --       --       --
   Value at End of Year              -- 13.122196 12.871628 12.811320 12.614422        --       --       --       --       --
   No. of Units                      --    73,125    80,826    83,395    46,575        --       --       --       --       --

DWS GROWTH & INCOME VIP (FORMERLY SCUDDER GROWTH AND INCOME PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 19.260813 18.472602 17.022819 13.668514 12.500000       --       --       --       --
   Value at End of Year              -- 21.516247 19.260813 18.472602 17.022819 13.668514       --       --       --       --
   Wealthmark No. of Units           --   625,820   652,721   386,244    41,670     1,935       --       --       --       --
   NY Wealthmark No. of Units        --    73,204    75,422    55,603    19,704        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 19.136754 18.390246 17.064795 13.674880 12.500000       --       --       --       --
   Value at End of Year              -- 21.335059 19.136754 18.390246 17.064795 13.674880       --       --       --       --
   No. of Units                      --    69,108    71,482    58,953   238,149     7,943       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 19.044243 18.328733 17.001872 16.731208        --       --       --       --       --
   Value at End of Year              -- 21.200198 19.044243 18.328733 17.001872        --       --       --       --       --
   No. of Units                      --    16,895    18,604     3,729        --        --       --       --       --       --

DWS GROWTH ALLOCATION VIP (FORMERLY SCUDDER GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE GROWTH TRUST EFF
12-12-07) (units first credited 8-16-2004)

Contracts with no Optional Benefits
   Value at Start of Year            -- 14.339023 13.715293 12.500000        --        --       --       --       --       --
   Value at End of Year              -- 15.930584 14.339023 13.715293        --        --       --       --       --       --
   Wealthmark No. of Units           -- 3,825,435 3,743,554   849,899        --        --       --       --       --       --
   NY Wealthmark No. of Units        --   711,854   724,886   224,387        --        --       --       --       --       --

Wealthmark All

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Wealthmark Contracts with EER
   Value at Start of Year            -- 14.299725 13.705011 12.500000        --        --       --       --       --       --
   Value at End of Year              -- 15.855285 14.299725 13.705011        --        --       --       --       --       --
   No. of Units                      --   197,062   195,715    76,502        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 14.270320 13.697294 12.500000        --        --       --       --       --       --
   Value at End of Year              -- 15.799030 14.270320 13.697294        --        --       --       --       --       --
   No. of Units                      --   281,793   245,105    38,886        --        --       --       --       --       --

DWS HEALTH CARE VIP (FORMERLY SCUDDER HEALTH SCIENCES PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional
   Benefits
   Value at Start of Year            -- 19.637063 18.427791 17.077106 13.026090 12.500000       --       --       --       --
   Value at End of Year              -- 20.482466 19.637063 18.427791 17.077106 13.026090       --       --       --       --
   Wealthmark No. of Units           --   371,693   383,673   397,506    23,734     1,684       --       --       --       --
   NY Wealthmark No. of Units        --    33,037    34,864    31,922     9,066        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 19.510557 18.345619 17.119230 13.032160 12.500000       --       --       --       --
   Value at End of Year              -- 20.309943 19.510557 18.345619 17.119230 13.032160       --       --       --       --
   No. of Units                      --    27,092    29,710    31,663   288,443    11,992       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 19.416193 18.284227 17.045590 17.635912        --       --       --       --       --
   Value at End of Year              -- 20.181495 19.416193 18.284227 17.045590        --       --       --       --       --
   No. of Units                      --    11,699    11,289    13,436     2,417        --       --       --       --       --

DWS HIGH INCOME VIP (FORMERLY SCUDDER HIGH INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-2007) - CLASS B
SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 18.331196 17.975333 16.224879 13.280205 12.500000       --       --       --       --
   Value at End of Year              -- 19.905175 18.331196 17.975333 16.224879 13.280205       --       --       --       --
   Wealthmark No. of Units                872,531   911,413   952,727   114,211     9,325       --       --       --       --
   NY Wealthmark No. of Units        --    54,788    58,888    54,727    19,118        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 18.213120 17.895198 16.264897 13.286385 12.500000       --       --       --       --
   Value at End of Year              -- 19.737577 18.213120 17.895198 16.264897 13.286385       --       --       --       --
   No. of Units                      --   106,206    99,402   115,793   705,208    21,076       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 18.125054 17.835344 16.194935 15.937940        --       --       --       --       --
   Value at End of Year              -- 19.612785 18.125054 17.835344 16.194935        --       --       --       --       --
   No. of Units                      --    12,419    11,002    11,793       292        --       --       --       --       --

DWS INCOME ALLOCATION VIP (FORMERLY SCUDDER CONSERVATIVE INCOME STRATEGY PORTFOLIO) (MERGED INTO DWS CONSERVATIVE ALLOCATION
VIP EFF 9-15-2006) - CLASS B SHARES (units first credited 8-16-2004)

Contracts with no Optional Benefits
   Value at Start of Year            --        -- 13.043798 12.500000        --        --       --       --       --       --
   Value at End of Year              --        -- 13.317179 13.043798        --        --       --       --       --       --
   Wealthmark No. of Units                     --   228,618     7,772        --        --       --       --       --       --
   NY Wealthmark No. of Units        --        --    22,356     4,960        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --        -- 13.034004 12.500000        --        --       --       --       --       --
   Value at End of Year              --        -- 13.280670 13.034004        --        --       --       --       --       --
   No. of Units                      --        --    25,418        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --        -- 13.026675 12.500000        --        --       --       --       --       --
   Value at End of Year              --        -- 13.253368 13.026675        --        --       --       --       --       --
   No. of Units                      --        --     8,096     7,301        --        --       --       --       --       --

Wealthmark All

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
DWS INTERNATIONAL SELECT EQUITY VIP (FORMERLY SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT
INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 22.591678 20.096540 17.252828 13.545401 12.500000       --       --       --       --
   Value at End of Year              -- 27.860742 22.591678 20.096540 17.252828 13.545401       --       --       --       --
   Wealthmark No. of Units           --   582,814   615,970   619,713    40,814     1,135       --       --       --       --
   NY Wealthmark No. of Units        --    26,959    27,845    21,226     4,947        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 22.446198 20.006971 17.295376 13.551701 12.500000       --       --       --       --
   Value at End of Year              -- 27.626191 22.446198 20.006971 17.295376 13.551701       --       --       --       --
   No. of Units                      --    53,405    56,279    55,109   400,008    15,411       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 22.337682 19.940046 17.231578 16.837167        --       --       --       --       --
   Value at End of Year              -- 27.451537 22.337682 19.940046 17.231578        --       --       --       --       --
   No. of Units                      --     3,059     2,177     3,089        --        --       --       --       --       --

DWS INTERNATIONAL VIP (FORMERLY SCUDDER INTERNATIONAL PORTFOLIO) (SUBSTITUTED WITH JHT INTERNATIONAL VALUE TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 21.943639 19.230024 16.735799 13.335785 12.500000       --       --       --       --
   Value at End of Year              -- 27.144611 21.943639 19.230024 16.735799 13.335785       --       --       --       --
   Wealthmark No. of Units           --   530,684   505,062   525,807    74,667     2,475       --       --       --       --
   NY Wealthmark No. of Units        --    62,558    52,614    49,108    10,027        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 21.802291 19.144287 16.777081 13.341991 12.500000       --       --       --       --
   Value at End of Year              -- 26.916040 21.802291 19.144287 16.777081 13.341991       --       --       --       --
   No. of Units                      --    83,008    93,091    97,620   274,116    20,073       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 21.696875 19.080228 16.704896 16.241526        --       --       --       --       --
   Value at End of Year              -- 26.745867 21.696875 19.080228 16.704896        --       --       --       --       --
   No. of Units                      --     9,054     5,760     3,882       496        --       --       --       --       --

DWS JANUS GROWTH & INCOME VIP (FORMERLY SVS JANUS GROWTH & INCOME PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST
EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 20.053695 18.203682 16.577736 13.533986 12.500000       --       --       --       --
   Value at End of Year              -- 21.354430 20.053695 18.203682 16.577736 13.533986       --       --       --       --
   Wealthmark No. of Units           --   466,543   461,676   481,109    46,514       499       --       --       --       --
   NY Wealthmark No. of Units        --    38,317    38,914    38,213    13,623        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 19.924533 18.122527 16.618620 13.540286 12.500000       --       --       --       --
   Value at End of Year              -- 21.174614 19.924533 18.122527 16.618620 13.540286       --       --       --       --
   No. of Units                      --    73,965    74,651    73,472   336,702    16,059       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 19.828190 18.061889 16.557342 16.107188        --       --       --       --       --
   Value at End of Year              -- 21.040719 19.828190 18.061889 16.557342        --       --       --       --       --
   No. of Units                      --     3,102     3,066     3,266        --        --       --       --       --       --

DWS JANUS GROWTH OPPORTUNITIES VIP (FORMERLY SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH
ALLOCATION VIP EFF 12-08-2006) (NOW LIFESTYLE GROWTH TRUST) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --        -- 19.087533 17.208598 13.851397 12.500000       --       --       --       --
   Value at End of Year              --        -- 20.164035 19.087533 17.208598 13.851397       --       --       --       --
   Wealthmark No. of Units           --        --   171,006   167,881    27,423       504       --       --       --       --
   NY Wealthmark No. of Units        --        --     6,165     6,112     3,785        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --        -- 19.002456 17.251027 13.857843 12.500000       --       --       --       --
   Value at End of Year              --        -- 20.034173 19.002456 17.251027 13.857843       --       --       --       --
   No. of Units                      --        --    23,456    28,159   122,952     5,064       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                               -------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 16.547138 17.191770        --       --       --       --       --
   Value at End of Year              --         --        -- 18.938880 16.547138        --       --       --       --       --
   No. of Units                      --         --        --        --     1,462        --       --       --       --       --

DWS LARGE CAP VALUE VIP (FORMERLY SCUDDER LARGE CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE VALUE TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  19.772644 19.739537 18.212076 13.999357 12.500000       --       --       --       --
   Value at End of Year              --  22.415815 19.772644 19.739537 18.212076 13.999357       --       --       --       --
   Wealthmark No. of Units           --    507,936   546,659   550,725    35,379     1,533       --       --       --       --
   NY Wealthmark No. of Units        --    111,522   115,631   114,862    19,703        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  19.645318 19.651565 18.256976 14.005872 12.500000       --       --       --       --
   Value at End of Year              --  22.227104 19.645318 19.651565 18.256976 14.005872       --       --       --       --
   No. of Units                      --     56,240    62,992    58,880   354,801     9,195       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  19.550334 19.585824 18.178471 17.947022        --       --       --       --       --
   Value at End of Year              --  22.086578 19.550334 19.585824 18.178471        --       --       --       --       --
   No. of Units                      --      4,099     4,115     3,673       935        --       --       --       --       --

DWS LEGG MASON AGGRESSIVE GROWTH VIP (FORMERLY SCUDDER SALOMON AGGRESSIVE GROWTH PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH
VIP EFF 12-08-2006) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         -- 21.115038 19.166426 14.398739 12.500000       --       --       --       --
   Value at End of Year              --         -- 23.576019 21.115038 19.166426 14.398739       --       --       --       --
   Wealthmark No. of Units           --         --   106,780   105,946    25,262       406       --       --       --       --
   NY Wealthmark No. of Units        --         --     4,581     4,134     2,235        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         -- 19.718019 19.213671 14.405433 12.500000       --       --       --       --
   Value at End of Year              --         -- 23.424174 21.020916 19.213671 14.405433       --       --       --       --
   No. of Units                      --         --    30,095    32,057    82,531     4,368       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         -- 19.652052 19.131066 18.847396        --       --       --       --       --
   Value at End of Year              --         -- 23.310933 20.950593 19.131066        --       --       --       --       --
   No. of Units                      --         --     1,871     1,921     1,920        --       --       --       --       --

DWS MERCURY LARGE CAP CORE VIP (FORMERLY SCUDDER MERCURY LARGE CAP CORE PORTFOLIO) (MERGED INTO DWS GROWTH & INCOME VIP EFF
12-08-2006) - CLASS B SHARES (units first credited 10-18-2004)

Contracts with no Optional Benefits
   Value at Start of Year            --         -- 12.964633 12.500000        --        --       --       --       --       --
   Value at End of Year              --         -- 14.418220 12.964633        --        --       --       --       --       --
   Wealthmark No. of Units           --         --    25,643       962        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         -- 12.961367 12.500000        --        --       --       --       --       --
   Value at End of Year              --         -- 14.385890 12.961367        --        --       --       --       --       --
   No. of Units                      --         --       938        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 12.500000        --        --       --       --       --       --
   Value at End of Year              --         --        -- 12.958919        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

DWS MFS STRATEGIC VALUE VIP (FORMERLY SVS MFS STRATEGIC VALUE PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN EQUITY VIP EFF
9-15-2006) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  19.572047 20.909517 18.018019 14.490506 12.500000       --       --       --       --
   Value at End of Year              --  22.666470 19.572047 20.909517 18.018019 14.490506       --       --       --       --
   Wealthmark No. of Units           --         89   524,416   510,301    60,256     1,268       --       --       --       --
   NY Wealthmark No. of Units        --         --    48,698    47,032     3,143        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         -- 20.816302 18.062460 14.497241 12.500000       --       --       --       --
   Value at End of Year              --         -- 19.445970 20.816302 18.062460 14.497241       --       --       --       --
   No. of Units                      --         --    86,424    90,305   264,041    14,488       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                               -------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         -- 20.746697 17.984781 17.897509        --       --       --       --       --
   Value at End of Year              --         -- 19.351981 20.746697 17.984781        --       --       --       --       --
   No. of Units                      --         --     5,247     6,457     1,101        --       --       --       --       --

DWS MID CAP GROWTH VIP (FORMERLY SCUDDER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  22.393659 12.500000 19.338952 14.727373 12.500000       --       --       --       --
   Value at End of Year              --  24.411782 22.393659 19.806314 19.338952 14.727373       --       --       --       --
   Wealthmark No. of Units           --     94,067    95,663    95,838     7,954        --       --       --       --       --
   NY Wealthmark No. of Units        --     15,707    17,563    16,796     3,254        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  22.249445 12.500000 19.386626 14.734222 12.500000       --       --       --       --
   Value at End of Year              --  24.206232 22.249445 19.718019 19.386626 14.734222       --       --       --       --
   No. of Units                      --     10,549     9,932     9,432    80,945     3,726       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  22.141901 12.500000 19.303275 18.264294        --       --       --       --       --
   Value at End of Year              --  24.053217 22.141901 19.652052 19.303275        --       --       --       --       --
   No. of Units                      --      2,022     1,942     1,921     1,798        --       --       --       --       --

DWS MODERATE ALLOCATION VIP (FORMERLY SCUDDER GROWTH & INCOME STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE BALANCED
TRUST EFF 12-12-2007) - CLASS B SHARES (units first credited 8-16-2004)

Contracts with no Optional Benefits
   Value at Start of Year            --  13.964281 13.479028 12.500000        --        --       --       --       --       --
   Value at End of Year              --  15.276419 13.964281 13.479028        --        --       --       --       --       --
   Wealthmark No. of Units           --  3,107,944 3,170,402   553,618        --        --       --       --       --       --
   NY Wealthmark No. of Units        --    567,900   501,438   316,029        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  13.926013 13.468913 12.500000        --        --       --       --       --       --
   Value at End of Year              --  15.204225 13.926013 13.468913        --        --       --       --       --       --
   No. of Units                      --    314,487   285,880    38,095        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  13.897375 13.461339 12.500000        --        --       --       --       --       --
   Value at End of Year              --  15.150269 13.897375 13.461339        --        --       --       --       --       --
   No. of Units                      --    189,395   184,043    35,023        --        --       --       --       --       --

DWS MONEY MARKET VIP (FORMERLY SCUDDER MONEY MARKET PORTFOLIO) (SUBSTITUTED WITH JHT MONEY MARKET TRUST B EFF 5-03-2007) -
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  12.387191 12.263477 12.341357 12.487876 12.500000       --       --       --       --
   Value at End of Year              --  12.734124 12.387191 12.263477 12.341357 12.487876       --       --       --       --
   Wealthmark No. of Units           --    748,003   672,008   712,036   179,729     3,544       --       --       --       --
   NY Wealthmark No. of Units        --     20,812    25,946    29,316    61,837        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  12.307368 12.208779 12.371821 12.493692 12.500000       --       --       --       --
   Value at End of Year              --  12.626864 12.307368 12.208779 12.371821 12.493692       --       --       --       --
   No. of Units                      --    146,456   145,491   158,337   742,432    96,701       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  12.247823 12.167892 12.318541 12.254068        --       --       --       --       --
   Value at End of Year              --  12.546992 12.247823 12.167892 12.318541        --       --       --       --       --
   No. of Units                      --     39,948    71,621    12,247    35,896        --       --       --       --       --

DWS OAK STRATEGIC EQUITY VIP (FORMERLY SVS OAK STRATEGIC EQUITY PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH VIP EFF 12-08-2006)
- CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         -- 22.439299 22.503002 15.332670 12.500000       --       --       --       --
   Value at End of Year              --         -- 21.132598 22.439299 22.503002 15.332670       --       --       --       --
   Wealthmark No. of Units           --         --   300,983   325,018    19,567     1,189       --       --       --       --
   NY Wealthmark No. of Units        --         --    21,436    32,355     4,511        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                               -------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
Wealthmark Contracts with EER
   Value at Start of Year            --         -- 22.339318 22.558419 15.339790 12.500000       --       --       --       --
   Value at End of Year              --         -- 20.996517 22.339318 22.558419 15.339790       --       --       --       --
   No. of Units                      --         --    34,900    37,953   201,204    11,653       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         -- 22.264609 22.475335 21.403748        --       --       --       --       --
   Value at End of Year              --         -- 20.895028 22.264609 22.475335        --       --       --       --       --
   No. of Units                      --         --       913     3,062        --        --       --       --       --       --

DWS RREEF REAL ESTATE SECURITIES VIP (FORMERLY SCUDDER REAL ESTATE SECURITIES PORTFOLIO) (SUBSTITUTED WITH JHT REAL ESTATE
SECURITIES TRUST EFF 5-03-2007) - CLASS B SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
   Value at Start of Year            --  19.920219 19.707109 15.267699 12.500000        --       --       --       --       --
   Value at End of Year              --  29.252962 19.920219 19.707109 15.267699        --       --       --       --       --
   Wealthmark No. of Units           --    346,310   374,249   378,504    12,747        --       --       --       --       --
   NY Wealthmark No. of Units        --     67,547    69,768    74,601    24,570        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  19.814671 19.641828 15.287771 12.500000        --       --       --       --       --
   Value at End of Year              --  29.040072 19.814671 19.641828 15.287771        --       --       --       --       --
   No. of Units                      --     30,223    40,570    43,259   184,633        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  19.735898 19.593030 15.252679 14.164090        --       --       --       --       --
   Value at End of Year              --  28.881454 19.735898 19.593030 15.252679        --       --       --       --       --
   No. of Units                      --        825       947     3,806     1,714        --       --       --       --       --

DWS SMALL CAP GROWTH VIP (FORMERLY SCUDDER SMALL CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  21.360822 20.294917 18.573505 14.242205 12.500000       --       --       --       --
   Value at End of Year              --  22.076632 21.360822 20.294917 18.573505 14.242205       --       --       --       --
   Wealthmark No. of Units           --    586,351   596,134   470,061    47,928     2,497       --       --       --       --
   NY Wealthmark No. of Units        --     37,077    40,807    31,974    12,175        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  21.223254 20.204454 18.619291 14.248827 12.500000       --       --       --       --
   Value at End of Year              --  21.890730 21.223254 20.204454 18.619291 14.248827       --       --       --       --
   No. of Units                      --     67,926    74,071    62,381   308,517    16,033       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  21.120675 20.136865 18.539241 18.372487        --       --       --       --       --
   Value at End of Year              --  21.752346 21.120675 20.136865 18.539241        --       --       --       --       --
   No. of Units                      --     12,887    16,261    15,674     5,599        --       --       --       --       --

DWS STRATEGIC INCOME VIP (FORMERLY SCUDDER STRATEGIC INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year            --  13.649352 13.580089 12.703461 12.500000        --       --       --       --       --
   Value at End of Year              --  14.637883 13.649352 13.580089 12.703461        --       --       --       --       --
   Wealthmark No. of Units           --    443,298   451,238   410,955    32,194        --       --       --       --       --
   NY Wealthmark No. of Units        --     50,425    52,936    50,174    14,741        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  13.576994 13.535078 12.720176 12.500000        --       --       --       --       --
   Value at End of Year              --  14.531279 13.576994 13.535078 12.720176        --       --       --       --       --
   No. of Units                      --     39,493    42,055    41,835   184,098        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  13.522981 13.501416 12.690945 12.106118        --       --       --       --       --
   Value at End of Year              --  14.451825 13.522981 13.501416 12.690945        --       --       --       --       --
   No. of Units                      --      6,170    14,932    23,486     2,160        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
DWS TECHNOLOGY VIP (FORMERLY SCUDDER TECHNOLOGY GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  23.097629 22.681308 22.611455 15.717172 12.500000       --       --       --       --
   Value at End of Year              --  22.876140 23.097629 22.681308 22.611455 15.717172       --       --       --       --
   Wealthmark No. of Units           --    222,697   229,170   268,209    17,718     2,358       --       --       --       --
   NY Wealthmark No. of Units        --     15,500    14,592    13,981     8,067        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  22.948908 22.580239 22.667138 15.724471 12.500000       --       --       --       --
   Value at End of Year              --  22.683528 22.948908 22.580239 22.667138 15.724471       --       --       --       --
   No. of Units                      --     20,683    21,659    20,980   182,467     8,022       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  22.838011 22.504751 22.569782 21.279510        --       --       --       --       --
   Value at End of Year              --  22.540150 22.838011 22.504751 22.569782        --       --       --       --       --
   No. of Units                      --      2,696     3,519     2,085     1,724        --       --       --       --       --

DWS TEMPLETON FOREIGN VALUE VIP (FORMERLY SCUDDER TEMPLETON FOREIGN VALUE PORTFOLIO) (MERGED INTO DWS INTERNATIONAL SELECT
EQUITY VIP EFF 12-08-2006) - CLASS B SHARES (units first credited 10-18-2004)

Contracts with no Optional Benefits
   Value at Start of Year            --         -- 13.176792 12.500000        --        --       --       --       --       --
   Value at End of Year              --         -- 14.064678 13.176792        --        --       --       --       --       --
   Wealthmark No. of Units           --         --    42,057     5,928        --        --       --       --       --       --
   NY Wealthmark No. of Units        --         --        69        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         -- 13.173474 12.500000        --        --       --       --       --       --
   Value at End of Year              --         -- 14.033124 13.173474        --        --       --       --       --       --
   No. of Units                      --         --     2,825       984        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 12.500000        --        --       --       --       --       --
   Value at End of Year              --         --        -- 13.170988        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

DWS TURNER MID CAP GROWTH VIP (FORMERLY SVS TURNER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST
EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  24.433650 22.271942 20.365660 13.975119 12.500000       --       --       --       --
   Value at End of Year              --  25.591623 24.433650 22.271942 20.365660 13.975119       --       --       --       --
   Wealthmark No. of Units           --    371,665   372,447   388,303    34,942     2,184       --       --       --       --
   NY Wealthmark No. of Units        --     20,510    20,526    18,597     5,245        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  24.276318 22.172696 20.415849 13.981623 12.500000       --       --       --       --
   Value at End of Year              --  25.376145 24.276318 22.172696 20.415849 13.981623       --       --       --       --
   No. of Units                      --     50,732    47,071    43,278   278,004    28,656       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  24.158995 22.098540 20.328105 19.467718        --       --       --       --       --
   Value at End of Year              --  25.215735 24.158995 22.098540 20.328105        --       --       --       --       --
   No. of Units                      --      2,812     1,147     2,313     1,856        --       --       --       --       --

EQUITY-INCOME TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     18.773341         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.758370         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       48,701         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       684         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     18.587487         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.559248         --        --        --        --        --       --       --       --       --
   No. of Units                   3,800         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     18.449313         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.711394         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
FINANCIAL SERVICES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     19.447998         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.581723         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       15,927         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     19.255455         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.384575         --        --        --        --        --       --       --       --       --
   No. of Units                   4,854         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     19.112331         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.238200         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - CLASS B SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     17.573606         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.665488         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      181,826         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       159         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     17.573413         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.732465         --        --        --        --        --       --       --       --       --
   No. of Units                  23,804         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     17.573270         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.715689         --        --        --        --        --       --       --       --       --
   No. of Units                   1,656         --        --        --        --        --       --       --       --       --

FUNDAMENTAL VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     18.799253         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.356774         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    1,095,356         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units    79,491         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     18.613162         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.150963         --        --        --        --        --       --       --       --       --
   No. of Units                 131,712         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     18.474811         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.998130         --        --        --        --        --       --       --       --       --
   No. of Units                  16,948         --        --        --        --        --       --       --       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     17.135041         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.963701         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       12,520         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     16.965397         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.773501         --        --        --        --        --       --       --       --       --
   No. of Units                   1,917         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     16.839273         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.632255         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
GLOBAL BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     16.848223         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.154619         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       59,975         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     1,707         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     16.681418         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.951077         --        --        --        --        --       --       --       --       --
   No. of Units                   4,126         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     16.557430         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.799951         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     19.794802         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.845385         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      833,778         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units    91,126         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     19.598875         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.634126         --        --        --        --        --       --       --       --       --
   No. of Units                 129,991         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     19.453164         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.477197         --        --        --        --        --       --       --       --       --
   No. of Units                   9,061         --        --        --        --        --       --       --       --       --

HEALTH SCIENCES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     20.863804         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.145917         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       55,396         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     3,110         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     20.657207         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.897565         --        --        --        --        --       --       --       --       --
   No. of Units                   3,552         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     20.503615         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.713153         --        --        --        --        --       --       --       --       --
   No. of Units                   1,337         --        --        --        --        --       --       --       --       --

HIGH INCOME TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.001787         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.536086         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units           --         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     11.988959         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.520670         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     11.979358         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.509109         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
HIGH YIELD TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     18.034237         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.415154         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       19,116         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       195         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     17.855714         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.219907         --        --        --        --        --       --       --       --       --
   No. of Units                   3,028         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     17.722992         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.074920         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

INCOME & VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     16.470791         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.769132         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units        3,485         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     16.307735         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.592334         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     16.186491         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.461015         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

INDEX ALLOCATION TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     14.216109         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.205782         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    2,074,880         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   179,933         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     14.181572         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.152488         --        --        --        --        --       --       --       --       --
   No. of Units                 138,126         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     14.155718         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.112650         --        --        --        --        --       --       --       --       --
   No. of Units                  19,836         --        --        --        --        --       --       --       --       --

INTERNATIONAL CORE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     21.569382         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.761066         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       33,967         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     21.355851         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.517079         --        --        --        --        --       --       --       --       --
   No. of Units                   9,692         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     21.197087         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.335893         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.180526         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    1,776,129         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   111,987         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.163065         --        --        --        --        --       --       --       --       --
   No. of Units                 203,690         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.149979         --        --        --        --        --       --       --       --       --
   No. of Units                   3,818         --        --        --        --        --       --       --       --       --

INTERNATIONAL OPPORTUNITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     19.685403         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.173480         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      108,338         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     3,621         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     19.606795         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.055680         --        --        --        --        --       --       --       --       --
   No. of Units                   1,156         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     19.548014         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.967707         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

INTERNATIONAL SMALL CAP TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     27.570399         --        --        --        --        --       --       --       --       --
   Value at End of Year       26.556018         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       65,927         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       611         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     27.297578         --        --        --        --        --       --       --       --       --
   Value at End of Year       26.258387         --        --        --        --        --       --       --       --       --
   No. of Units                   3,102         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     27.094718         --        --        --        --        --       --       --       --       --
   Value at End of Year       26.037340         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

INTERNATIONAL VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     24.741089         --        --        --        --        --       --       --       --       --
   Value at End of Year       24.975865         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      626,360         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units    66,475         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     24.496209         --        --        --        --        --       --       --       --       --
   Value at End of Year       24.695889         --        --        --        --        --       --       --       --       --
   No. of Units                  76,823         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     24.314138         --        --        --        --        --       --       --       --       --
   Value at End of Year       24.487969         --        --        --        --        --       --       --       --       --
   No. of Units                  10,055         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
INVESTMENT QUALITY BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     15.165973         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.607077         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       27,061         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     15.015830         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.432100         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     14.904174         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.302123         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

LIFESTYLE AGGRESSIVE TRUST - CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
   Value at Start of Year     13.047296  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.946574  13.047296        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       77,310      2,856        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.030000  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.900108  13.030000        --        --        --        --       --       --       --       --
   No. of Units                     848        828        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.017044  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.865357  13.017044        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

LIFESTYLE BALANCED TRUST - CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
   Value at Start of Year     13.256958  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.890532  13.256958        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    3,946,947    286,673        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   625,724      3,383        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.239393  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.844253  13.239393        --        --        --        --       --       --       --       --
   No. of Units                 442,323     21,536        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.226236  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.809656  13.226236        --        --        --        --       --       --       --       --
   No. of Units                 229,730     20,693        --        --        --        --       --       --       --       --

LIFESTYLE CONSERVATIVE TRUST - CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
   Value at Start of Year     13.163411  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.650892  13.163411        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      107,573     55,463        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     1,408         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.145969  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.605408  13.145969        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.132895  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.571408  13.132895        --        --        --        --       --       --       --       --
   No. of Units                  12,509         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
LIFESTYLE GROWTH TRUST - CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
   Value at Start of Year     13.125730  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.881734  13.125730        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    4,852,758    216,467        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   855,418     24,084        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.108333  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.835481  13.108333        --        --        --        --       --       --       --       --
   No. of Units                 294,104      2,895        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.095297  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.800891  13.095297        --        --        --        --       --       --       --       --
   No. of Units                 335,178      8,750        --        --        --        --       --       --       --       --

LIFESTYLE MODERATE TRUST - CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
   Value at Start of Year     13.194116  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.671272  13.194116        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    1,126,707    183,087        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   128,184      2,666        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.176626  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.625716  13.176626        --        --        --        --       --       --       --       --
   No. of Units                  94,328      1,438        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.163534  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.591669  13.163534        --        --        --        --       --       --       --       --
   No. of Units                 132,219      3,868        --        --        --        --       --       --       --       --

MID CAP INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     19.821496         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.043762         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      885,222         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units    95,200         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     19.625279         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.830247         --        --        --        --        --       --       --       --       --
   No. of Units                  89,639         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     19.479364         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.671659         --        --        --        --        --       --       --       --       --
   No. of Units                  26,549         --        --        --        --        --       --       --       --       --

MID CAP INTERSECTION TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     11.434130         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.511700         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units           --         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     11.421905         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.496298         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     11.412761         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.484780         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
MID CAP STOCK TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     22.854678         --        --        --        --        --       --       --       --       --
   Value at End of Year       25.439720         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      107,609         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       405         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     22.628400         --        --        --        --        --       --       --       --       --
   Value at End of Year       25.154462         --        --        --        --        --       --       --       --       --
   No. of Units                   5,994         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     18.671659         --        --        --        --        --       --       --       --       --
   Value at End of Year       24.942667         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

MONEY MARKET TRUST B - NAV SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.767729         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    1,581,886         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   122,502         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.750816         --        --        --        --        --       --       --       --       --
   No. of Units                 220,082         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.738141         --        --        --        --        --       --       --       --       --
   No. of Units                 114,934         --        --        --        --        --       --       --       --       --

NATURAL RESOURCES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     43.480330         --        --        --        --        --       --       --       --       --
   Value at End of Year       52.433757         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       47,839         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     1,224         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     43.134552         --        --        --        --        --       --       --       --       --
   Value at End of Year       51.947846         --        --        --        --        --       --       --       --       --
   No. of Units                     936         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     42.876957         --        --        --        --        --       --       --       --       --
   Value at End of Year       51.586296         --        --        --        --        --       --       --       --       --
   No. of Units                      39         --        --        --        --        --       --       --       --       --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     22.283672         --        --        --        --        --       --       --       --       --
   Value at End of Year       23.005123         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       25,000         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units        71         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     22.063085         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.747229         --        --        --        --        --       --       --       --       --
   No. of Units                   2,492         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     17.859221         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.555706         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
QUANTITATIVE ALL CAP TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     22.410500         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.541099         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    2,856,275         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   212,385         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     22.232145         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.341333         --        --        --        --        --       --       --       --       --
   No. of Units                 384,992         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     22.099305         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.192714         --        --        --        --        --       --       --       --       --
   No. of Units                  18,598         --        --        --        --        --       --       --       --       --

QUANTITATIVE MID CAP TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     19.063305         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.292480         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      520,719         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units    48,676         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     18.874566         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.098566         --        --        --        --        --       --       --       --       --
   No. of Units                  75,290         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     18.734223         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.954554         --        --        --        --        --       --       --       --       --
   No. of Units                   4,129         --        --        --        --        --       --       --       --       --

QUANTITATIVE VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     19.425896         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.355698         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      547,910         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   133,451         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     19.309743         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.229036         --        --        --        --        --       --       --       --       --
   No. of Units                  73,274         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     19.223059         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.134628         --        --        --        --        --       --       --       --       --
   No. of Units                   4,259         --        --        --        --        --       --       --       --       --

REAL ESTATE SECURITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     32.498678         --        --        --        --        --       --       --       --       --
   Value at End of Year       24.255366         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      307,202         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units    56,104         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     32.177048         --        --        --        --        --       --       --       --       --
   Value at End of Year       25.911418         --        --        --        --        --       --       --       --       --
   No. of Units                  26,097         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     31.937973         --        --        --        --        --       --       --       --       --
   Value at End of Year       25.693308         --        --        --        --        --       --       --       --       --
   No. of Units                   1,179         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
SCIENCE & TECHNOLOGY TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     15.087413         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.846629         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       40,119         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     7,032         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     14.938028         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.657741         --        --        --        --        --       --       --       --       --
   No. of Units                   3,824         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     14.826967         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.517470         --        --        --        --        --       --       --       --       --
   No. of Units                   1,151         --        --        --        --        --       --       --       --       --

SCUDDER 21ST CENTURY GROWTH PORTFOLIO (MERGED INTO SCUDDER SMALL CAP GROWTH PORTFOLIO EFF 5-1-2005)(NOW DWS SMALL CAP GROWTH
VIP) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         --        -- 17.530062 13.661183 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 19.163946 17.530062 13.661183       --       --       --       --
   Wealthmark No. of Units           --         --        --   174,019     7,510       349       --       --       --       --
   NY Wealthmark No. of Units        --         --        --     8,560     2,424        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         --        -- 17.573287 13.667541 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 19.078507 17.573287 13.667541       --       --       --       --
   No. of Units                      --         --        --    12,453   172,059     8,406       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 17.497738 17.423406        --       --       --       --       --
   Value at End of Year              --         --        -- 19.014715 17.497738        --       --       --       --       --
   No. of Units                      --         --        --     2,074     1,975        --       --       --       --       --

SCUDDER GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF. 4-29-2005) (NOW DWS CAPITAL GROWTH VIP) - CLASS B
SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         --        -- 16.707116 13.669425 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 17.303433 16.707116 13.669425       --       --       --       --
   Wealthmark No. of Units           --         --        --   290,534    17,032        11       --       --       --       --
   NY Wealthmark No. of Units        --         --        --    33,534     6,130        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         --        -- 16.748311 13.675788 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 17.226276 16.748311 13.675788       --       --       --       --
   No. of Units                      --         --        --    37,165   162,157       542       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 16.686543 16.417473        --       --       --       --       --
   Value at End of Year              --         --        -- 17.168653 16.686543        --       --       --       --       --
   No. of Units                      --         --        --       578        --        --       --       --       --       --

SMALL CAP GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     18.838806         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.822732         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       41,220         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       409         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     18.763537         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.717369         --        --        --        --        --       --       --       --       --
   No. of Units                   3,326         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     18.707302         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.638727         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
SMALL CAP INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     19.530179         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.928427         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    1,795,396         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   167,753         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     19.336820         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.727384         --        --        --        --        --       --       --       --       --
   No. of Units                 200,601         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     19.193095         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.578116         --        --        --        --        --       --       --       --       --
   No. of Units                  21,425         --        --        --        --        --       --       --       --       --

SMALL CAP OPPORTUNITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     25.787645         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.464783         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       14,217         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units        --         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     25.582414         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.256435         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     25.429591         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.101471         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

SMALL CAP VALUE TRUST - CLASS B SHARES (units first credited 11-09-2007)

Contracts with no Optional Benefits
   Value at Start of Year     16.294291         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.984469         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       60,135         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       420         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     16.212293         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.899490         --        --        --        --        --       --       --       --       --
   No. of Units                   5,519         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     16.151068         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.836052         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

SMALL COMPANY VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     21.255329         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.305965         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       49,539         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       272         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     21.044966         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.089548         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     20.888538         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.305965         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
STRATEGIC BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     16.412766         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.960334         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       60,613         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       636         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     16.250285         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.781397         --        --        --        --        --       --       --       --       --
   No. of Units                   5,088         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     16.129502         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.648519         --        --        --        --        --       --       --       --       --
   No. of Units                     574         --        --        --        --        --       --       --       --       --

SVS EAGLE FOCUSED LARGE CAP GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-2005) (NOW DWS CAPITAL
GROWTH VIP) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         --        -- 16.980634 13.678801 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 17.039235 16.980634 13.678801       --       --       --       --
   Wealthmark No. of Units           --         --        --   642,089    29,199       357       --       --       --       --
   NY Wealthmark No. of Units        --         --        --    56,205    11,545        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         --        -- 17.022514 13.685173 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 16.963257 17.022514 13.685173       --       --       --       --
   No. of Units                      --         --        --    52,759   351,290    21,075       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 16.949303 16.292609        --       --       --       --       --
   Value at End of Year              --         --        -- 16.906505 16.949303        --       --       --       --       --
   No. of Units                      --         --        --     2,384       648        --       --       --       --       --

SVS FOCUS VALUE + GROWTH PORTFOLIO (MERGED INTO SCUDDER GROWTH AND INCOME PORTFOLIO EFF 4-29-2005) (NOW DWS GROWTH & INCOME
VIP) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         --        -- 18.411374 14.142452 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 20.185513 18.411374 14.142452       --       --       --       --
   Wealthmark No. of Units           --         --        --   193,698    14,276     1,028       --       --       --       --
   NY Wealthmark No. of Units        --         --        --    17,097     2,712        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         --        -- 18.456762 14.149028 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 20.095553 18.456762 14.149028       --       --       --       --
   No. of Units                      --         --        --    15,899   114,321     8,612       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 18.388717 17.614657        --       --       --       --       --
   Value at End of Year              --         --        -- 20.028328 18.388717        --       --       --       --       --
   No. of Units                      --         --        --     5,622        --        --       --       --       --       --

SVS INDEX 500 PORTFOLIO (MERGED INTO SCUDDER VIT EQUITY 500 INDEX PORTFOLIO EFF 9-16-05) (NOW DWS EQUITY 500 INDEX VIP) -
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         --        -- 17.583220 14.004948 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 19.115976 17.583220 14.004948       --       --       --       --
   Wealthmark No. of Units           --         --        --   847,115    86,229     4,019       --       --       --       --
   NY Wealthmark No. of Units        --         --        --   194,905    59,744        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         --        -- 17.626575 14.011463 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 19.030766 17.626575 14.011463       --       --       --       --
   No. of Units                      --         --        --    77,596   595,368    29,541       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 17.550772 17.238875        --       --       --       --       --
   Value at End of Year              --         --        -- 18.967106 17.550772        --       --       --       --       --
   No. of Units                      --         --        --    15,825     4,363        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
TOTAL BOND MARKET TRUST A (FORMERLY BOND INDEX TRUST A) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.967279         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       11,873         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     2,310         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.950113         --        --        --        --        --       --       --       --       --
   No. of Units                   3,938         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.937245         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

TOTAL RETURN TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     14.770678         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.640835         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       41,499         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     1,682         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     14.624422         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.465456         --        --        --        --        --       --       --       --       --
   No. of Units                  25,499         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     14.515673         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.335192         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

TOTAL STOCK MARKET INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     18.106121         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.661919         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    1,447,571         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   165,835         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     17.926851         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.463864         --        --        --        --        --       --       --       --       --
   No. of Units                 161,357         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     17.793599         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.316821         --        --        --        --        --       --       --       --       --
   No. of Units                  27,610         --        --        --        --        --       --       --       --       --

U.S. GOVERNMENT SECURITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     13.827792         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.894452         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       18,604         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       246         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.690858         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.738630         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.589082         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.622951         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     17.183778         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.013614         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units        5,265         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     17.013651         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.834044         --        --        --        --        --       --       --       --       --
   No. of Units                      79         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     16.887169         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.700711         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     21.183320         --        --        --        --        --       --       --       --       --
   Value at End of Year       20.733765         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       46,938         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     20.973683         --        --        --        --        --       --       --       --       --
   Value at End of Year       20.501358         --        --        --        --        --       --       --       --       --
   No. of Units                     182         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     20.817739         --        --        --        --        --       --       --       --       --
   Value at End of Year       20.328696         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --